UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22606

Name of Fund:  BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Utilities,

Infrastructure & Power Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at 1-800-699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2018

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.272552	$—	$—	$0.658648	$0.931200	29%	—%	—%	71%	100%
CII*	0.165678	—	0.128622	0.699300	0.993600	17	—	13	70	100
BDJ	0.177394	—	0.383006	—	0.560400	32	—	68	—	100
BOE*	0.295560	—	—	0.550440	0.846000	35	—	—	65	100
BGY	0.162370	—	0.281030	—	0.443400	37	—	63	—	100
BME*	0.069995	—	1.590526	0.739479	2.400000	3	—	66	31	100
BCX*	0.209697	—	—	0.409503	0.619200	34	—	—	66	100
BST	—	—	1.760278	—	1.760278	—	—	100	—	100
BUI*	0.474884	—	—	0.977116	1.452000	33	—	—	67	100

*

Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of December 31, 2018:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	0.0828
BDJ	0.0467
BOE	0.0630
BGY	0.0338
BME	0.2000
BCX	0.0516
BST	0.1500
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME’s prospectus for a more complete description of its risks.

SUPPLEMENTAL INFORMATION	3

4

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of December 31, 2018	BlackRock Energy and Resources Trust

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($10.45)(a)	8.91%
Current Monthly Distribution per Common Share(b)	$0.0776
Current Annualized Distribution per Common Share(b)	$0.9312

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	(21.16)%	(18.84)%
Lipper Natural Resources Funds(c)	(24.64)	(19.04)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Energy stocks fell sharply in 2018. After moving sideways in a range through the first nine months of the year, the combination of a downturn in oil prices and a broad-based decline in global equities caused the sector to post a sizable loss in the fourth quarter.

Although many U.S.-based exploration and production (“E&P”) companies demonstrated improving fundamentals in 2018, the industry was hit particularly hard in the fourth quarter selloff. Encana Corp, which was penalized for its acquisition of Newfield Exploration, was the Trust’s largest detractor in the E&P industry. Devon Energy Corp., Cimarex Energy Co., Canadian Natural Resources Ltd. and EQT Corp. were also notable detractors in the period.

Companies demonstrating capital discipline, including ConocoPhillips, generally performed well despite the broadly challenging environment. The stock, which posted a gain even as the sector as a whole lost ground, was one of the leading contributors to the Trust’s performance. A position in the U.S. refining company Andeavor was another top contributor. Early in the period, Marathon Petroleum Corp. launched a bid for Andeavor at a substantial premium to its price at the time, causing the stock to rally.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to performance.

Describe recent portfolio activity

Consistent with the investment adviser’s long-term approach, there was a relatively low amount of portfolio turnover in 2018. However, the investment adviser was active in selling stocks that reached its price targets and rotating into those that offered more attractive valuations. Late in the year, the investment adviser sought to take advantage of the selloff in the refining stocks by increasing its allocation to this area. The Trust also continued to increase its allocation to non-U.S. energy stocks. While the Trust remains overweight to the E&P sub-sector, it reduced the position and increased its weighting in the integrated oil & gas industry to capitalize on its attractive valuations.

Describe portfolio positioning at period end.

The integrated energy subsector represented the Trust’s largest allocation, followed by the E&P, distribution, oil services, and refining & marketing industries, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Energy and Resources Trust

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$10.45	$14.18	(26.30)%	$15.76	$9.89
Net Asset Value	11.98	15.79	(24.13)	16.54	11.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
Royal Dutch Shell PLC — ADR	12%
Exxon Mobil Corp.	10
BP PLC	8
TOTAL SA	7
ConocoPhillips	5
Suncor Energy, Inc.	5
Chevron Corp.	4
Valero Energy Corp.	4
Marathon Petroleum Corp.	4
Williams Cos., Inc.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/18	12/31/17
Oil, Gas & Consumable Fuels	94%	90%
Energy Equipment & Services	6	10

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of December 31, 2018	BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($14.08)(a)	7.06%
Current Monthly Distribution per Common Share(b)	$0.0828
Current Annualized Distribution per Common Share(b)	$0.9936

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

The following discussion relates to the Trust’s relative performance based on the index cited above:

Performance and Portfolio Management Commentary

Returns for the 12 months period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	(8.56)%	(5.44)%
S&P 500® Index	N/A	(4.38)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

What factors influenced performance?

In the equity allocation of the Trust, the largest detractor from relative performance for the 12-month period was stock selection in the consumer discretionary sector. Most notably, positioning across homebuilders and underweight exposure to internet and direct marketing retail challenged relative performance. This was followed by positioning in materials, where packaging and chemical holdings produced weakness. Finally, exposure to the electric utility industry hurt relative results in the utilities sector.

In the equity allocation of the Trust, the largest contributor to performance for the 12-month period was stock selection in the information technology (“IT”) sector. Specifically, selection decisions in software names provided strong relative returns. In industrials, positioning in machinery and rail roads enhanced relative performance. Finally, stock selection within energy provided outperformance, most notably avoiding energy equipment and services names.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. Premiums generated are recognized as current gains which are intended to enhance distributions payable to shareholders in the form of dividends. The use of options contributed to relative performance during the period.

Describe recent portfolio activity.

During the 12-month period, the Trust significantly boosted exposure to the health care sector. Holdings within consumer staples and energy also were increased. Conversely, the Trust significantly reduced exposure to the financials sector. The Trust also reduced exposure to consumer discretionary and materials stocks.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the IT, health care and financials sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the health care, materials, energy and financials sectors. Conversely, the Trust’s largest relative underweights were in the real estate, industrials, and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$14.08	$16.38	(14.04)%	$17.36	$13.13
Net Asset Value	15.28	17.19	(11.11)	18.07	14.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
Microsoft Corp.	6%
Apple, Inc.	5
Alphabet, Inc.	5
Pfizer, Inc.	3
JPMorgan Chase & Co.	3
Cisco Systems, Inc.	3
Bank of America Corp.	3
Comcast Corp.	3
Walmart, Inc.	3
UnitedHealth Group, Inc.	3

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/18	12/31/17
Information Technology	20%	26%
Health Care	18	16
Financials	15	17
Consumer Discretionary	10	14
Communication Services	9	—
Industrials	7	7
Consumer Staples	7	6
Energy	6	6
Materials	5	5
Utilities	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of December 31, 2018	BlackRock Enhanced Equity Dividend Trust

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($7.77)(a)	7.21%
Current Monthly Distribution per Common Share(b)	$0.0467
Current Annualized Distribution per Common Share(b)	$0.5604

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	(10.39)%	(6.59)%
Russell 1000® Value Index	N/A	(8.27)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contributor to relative performance for the 12-month period came from an overweight position and stock selection within the health care sector. Notably, stock selection within and an overweight to the pharmaceuticals industry proved beneficial, as did an overweight to the health care providers & services industry. Within information technology (“IT”), a combination of stock selection and an overweight to the software industry boosted relative return, as did stock selection in the electronic equipment industry. Other notable contributors included stock selection within communication services and consumer staples.

The largest detractor from relative performance derived from a combination of stock selection and allocation decisions within financials. In particular, stock selection in the insurance and capital markets industries detracted, as did an overweight to banks and an underweight to the diversified financial services industry. Within utilities, stock selection in the electric utilities segment was particularly weak due to the impact on portfolio holdings from severe California wildfires. The portfolio’s lack of exposure to real estate also hindered relative return as the sector outperformed the broader U.S. equity market. Lastly, an overweight to construction materials as well as stock selection in the containers & packaging industry constrained results within the materials sector.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. Premiums generated are recognized as current gains that are intended to enhance distributions payable to shareholders in the form of dividends. The use of options had a positive effect on performance.

Describe recent portfolio activity.

During the 12-month period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the communication services, health care and IT sectors. Conversely, exposures to financials, industrials and utilities were reduced.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the financials, health care and IT sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the health care, IT and financials sectors. Conversely, the Trust’s largest relative underweights were in the real estate, consumer discretionary and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$7.77	$9.23	(15.82)%	$9.64	$7.24
Net Asset Value	8.74	9.96	(12.25)	10.42	8.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
Verizon Communications, Inc.	4%
Pfizer, Inc.	4
JPMorgan Chase & Co.	4
Wells Fargo & Co.	4
Citigroup, Inc.	3
Bank of America Corp.	3
Anthem, Inc.	3
Oracle Corp.	3
Microsoft Corp.	2
AstraZeneca PLC	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/18	12/31/17
Financials	25%	29%
Health Care	23	19
Information Technology	12	10
Energy	11	12
Consumer Staples	7	7
Communication Services	7	3
Industrials	6	8
Utilities	4	5
Consumer Discretionary	3	4
Materials	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of December 31, 2018	BlackRock Enhanced Global Dividend Trust

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($9.37)(a)	8.07%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b)	(19.16)%	(9.63)%
MSCI All Country World Index	N/A	(9.41)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Positioning with respect to consumer staples was the largest detractor from performance, as both security selection within and an overweight to the sector weighed on returns. Stock selection in industrials, mainly within the air freight and logistics industry, also detracted, as did a lack of exposure to the utilities sector. In terms of individual stocks, a position in British American Tobacco PLC was the most significant detractor from returns. Tobacco stocks have suffered from negative sentiment driven by the FDA’s announcement that it would be looking to limit nicotine levels in traditional cigarettes along with questions about “Next Generation” smoking products. Positions in the postal and international courier companies Deutsche Post AG (Germany) and Bpost SA (Belgium) detracted due to higher costs for European postal companies. The investment adviser remains positive with respect to the longer-term prospects for both companies based on double-digit parcel growth domestically, driven by e-commerce.

During the 12-month period, the Trust’s significant overweight to and stock selection within the health care sector contributed to returns, particularly among pharmaceutical stocks. Stock selection in the newly created communication services sector also contributed, mostly due to the portfolio’s positioning in wireless telecommunication services names. Additionally, stock selection in consumer discretionary added value. On an individual security basis, the Trust’s position in the technology conglomerate Cisco Systems, Inc. was the top contributor to performance as the company reported earnings that exceeded analysts’ expectations and announced a share buyback plan that was viewed favorably by investors. In addition, holdings in the consumer goods firm Procter & Gamble Co. contributed to relative performance as the company’s internally generated revenue growth gained positive momentum throughout the year. The Trust’s position in the beverage firm Coca-Cola Co. also was a top contributor for the period, based on strong financial results and signs of accelerating growth.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy contributed to performance.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Enhanced Global Dividend Trust

Describe recent portfolio activity.

The Trust’s allocation to tobacco stocks was reduced in May, with the proceeds reinvested in high quality, dividend-paying names where the investment adviser has high conviction. These areas included health care, consumer staples and industrials stocks.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweight positions were in the consumer staples and health care sectors, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweights were to financials and energy. The Trust had no exposure to real estate, utilities or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested either within the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$9.37	$12.51	(25.10)%	$13.08	$9.10
Net Asset Value	11.07	13.22	(16.26)	13.71	10.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
TELUS Corp.	3%
Rogers Communications, Inc., Class B	3
Cisco Systems, Inc.	3
Kone OYJ, Class B	3
Johnson & Johnson	3
Amcor Ltd.	3
Altria Group, Inc.	3
Genuine Parts Co.	3
Coca-Cola Co.	3
PepsiCo, Inc.	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/18		12/31/17
United States	43%		42%
United Kingdom	16		16
Canada	7		6
Switzerland	6		10
Australia	6		4
France	4		3
Finland	3		2
Singapore	3		—
Netherlands	2		—
Germany	2		3
Taiwan	2		3
Sweden	1		2
Ireland	1		—
Denmark	1		—
India	1		—	(a)
Japan	—	(a)	2
Belgium	—		2
Other	2	(b)	5	(c)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following countries:
China	and Japan.
(c)	Other includes a 1% holding or less in each of the following countries: Denmark, Hong Kong, India, Italy, Netherlands and Spain.

TRUST INFORMATION	13

Trust Information as of December 31, 2018	BlackRock Enhanced International Dividend Trust

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of as of December 31, 2018 ($4.98)(a)	8.14%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b)	(17.55)%	(11.48)%
MSCI All Country World Index ex-USA	N/A	(14.20)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contribution to the Trust’s relative performance during the 12-month period came from stock selection within information technology (“IT”), led by a position in the multinational IT company Microsoft Corp. Performance was also helped by stock selection within and an overweight to the health care sector. The largest contributor to performance by region was the Trust’s exposure to Canadian equities.

Conversely, security selection within consumer staples, in particular tobacco companies, detracted from performance. Stock selection in industrials and a lack of exposure to utility stocks also weighed on returns. The largest detractor by region came from exposure to U.K. securities.

During the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy contributed to performance.

Describe recent portfolio activity.

The Trust reduced exposure to the tobacco industry during the period, and added exposure to industrials.

Describe portfolio positioning at period end.

At period end, the Trust held large absolute positions within the consumer staples, industrials and health care industries. The Trust had no holdings within the real estate, utilities or energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Enhanced International Dividend Trust

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$4.98	$6.52	(23.62)%	$6.85	$4.78
Net Asset Value	5.79	7.06	(17.99)	7.32	5.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
TELUS Corp.	5%
Rogers Communications, Inc., Class B	5
Kone OYJ, Class B	5
Imperial Brands PLC	5
Amcor Ltd.	5
Nestle SA	4
GlaxoSmithKline PLC	4
Novartis AG, Registered Shares	4
Deutsche Post AG, Registered Shares	4
Unilever PLC	4

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/18	12/31/17
United Kingdom	28%	19%
Canada	11	7
Switzerland	10	12
Australia	9	5
France	6	6
Finland	5	2
United States	5	6
Netherlands	4	6
Germany	4	5
Taiwan	3	3
Singapore	3	—
Sweden	3	3
China	3	6
Denmark	2	2
India	2	2
Japan	2	5
Belgium	—	3
Hong Kong	—	2
South Africa	—	2
South Korea	—	2
Other	—	2	(a)

(a)	Other includes a 1% holding or less in each of the following countries: Ireland and Portugal.

TRUST INFORMATION	15

Trust Information as of December 31, 2018	BlackRock Health Sciences Trust

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($36.45)(a)	6.58%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	6.57%	7.26%
Russell 3000® Healthcare Index	N/A	5.63

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Although the broader global equity markets lost ground in 2018, health care stocks registered a gain. The sector performed well late in the year, as its defensive qualities and solid earnings prospects helped it hold up well in a time of elevated volatility.

Stock selection across all four of the underlying sub-sectors was the primary contributor to the Trust’s strong relative performance in 2018. An underweight position in Johnson & Johnson was the largest individual contributor in both the pharmaceuticals industry and the portfolio as a whole. The stock came under pressure late in the year after a report suggested that Johnson & Johnson knew about asbestos in its baby powder for decades.

An overweight position in Boston Scientific Corp. was a key contributor in the medical devices & supplies sub-sector. The company raised guidance regarding its growth outlook for 2019 and 2020, reflecting rising demand for its products. The investment advisor increased its weighting in Boston Scientific during the course of the year due to its promising and diversified pipeline of new products.

The Trust’s overweight in the home health care and hospice services provider Amedisys, Inc. was a top contributor in the health care providers & services area. The stock appreciated after the company’s third quarter earnings came in well above expectations.

Within the pharmaceuticals sub-sector, an underweight in Merck & Co., Inc. was among the largest detractors from performance. The company’s progress in its immuno-oncology clinical program surpassed the competition, lifting its stock. In addition, the approval of Merck’s flagship lung cancer drug for a variety of new indications increased the addressable market for the treatment. The investment advisor reduced the extent of the underweight in response to the company’s improving pipeline and fundamentals.

An overweight in the biotechnology firm Alnylam Pharmaceuticals, Inc., which was adversely affected by competitive pressure from Pfizer, was a further detractor. The uncertainty regarding Alnylam’s market share prompted the investment advisor to reduce the position from an overweight to a neutral weighting by the close of the year. Other detractors of note included off-benchmark positions in Insmed, Inc. and Novo-Nordisk A/S.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy detracted from performance in 2018.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Health Sciences Trust

Describe recent portfolio activity.

The Trust increased its allocation to the medical devices & supplies and pharmaceuticals sub-sectors over the course of the year. It reduced its weighting in biotechnology, while its weighting in health care providers and services was unchanged.

The Trust held an above-average position in cash at the end of December, reflecting the investment advisor’s decision to adopt a more defensive posture once market volatility increased in the fourth quarter. The Trust’s cash position had a marginally positive impact on results.

Describe portfolio positioning at period end.

The Trust continued to employ a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of healthcare stocks. The portfolio continues to reflect two broad themes: innovation and value-based healthcare.

Innovation in medical technology remains a secular growth driver for the health care sector, as companies continue to develop new therapies or products that are either fulfilling an unmet medical need or that represent an improvement over current treatments. This encompasses not only the biotechnology industry, but also the pharmaceuticals and medical devices & supplies sub-sectors.

With respect to value-based health care, the Trust has an above-benchmark weighting in the health care providers & services sub-sector due to its sizable overweight in managed care stocks. The investment advisor continues to find a number of companies in this area that it believes are well positioned to reduce health care costs by leveraging their scale and analytical capabilities. Additionally, select holdings in the health care services industry feature business models that are benefiting from the shift to lower-cost options such as home health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$36.45	$36.50	(0.14)%	$44.00	$32.00
Net Asset Value	35.87	35.69	0.50	40.03	33.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
UnitedHealth Group, Inc.	8%
Pfizer, Inc.	6
Abbott Laboratories	5
Boston Scientific Corp.	4
Merck & Co., Inc.	4
Medtronic PLC	4
Stryker Corp.	3
Anthem, Inc.	3
Cigna Corp.	2
Bristol-Myers Squibb Co.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/18	12/31/17
Health Care Equipment & Supplies	27%	23%
Pharmaceuticals	25	24
Health Care Providers & Services	23	25
Biotechnology	18	25
Life Sciences Tools & Services	5	2
Diversified Consumer Services	1	1
Health Care Technology	1	—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of December 31, 2018	BlackRock Resources & Commodities Strategy Trust

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($7.06)(a)	8.77%
Current Monthly Distribution per Common Share(b)	$0.0516
Current Annualized Distribution per Common Share(b)	$0.6192

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	(22.47)%	(14.90)%
Lipper Natural Resources Funds(c)	(24.64)	(19.04)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Concerns about slowing global growth fueled significant weakness in both commodity prices and the broader world equity markets in late 2018, weighing heavily on natural resources stocks.

The Trust’s allocation to the energy sector was the largest detractor from performance. Although many energy companies demonstrated fundamental improvements, highlighted by better capital discipline and a focus on cash flows, the sector posted a weak 12-month return due to the extent of its fourth quarter selloff. The exploration and production industry was hit particularly hard, causing the Trust’s investments in stocks such as Encana Corp. and Devon Energy Corp. to finish among its most significant individual detractors.

The Trust’s positions in mining stocks also detracted from results. Although the sector experienced a strong rally in the first half of January, the gains proved short lived as escalating trade tensions between the United States and China began to weigh on both commodity prices and investor sentiment as the year progressed. China, which consumes approximately half of the world’s mined commodities, is by far the most important driver of demand for the mining sector. However, the investment adviser believes that underlying physical supply and demand conditions remain solid and that much of the weakness was driven by speculation. Against this backdrop, the Trust’s positions in copper producers had a negative impact on performance, with First Quantum Minerals Ltd. finishing as one of the largest detractors. Fresnillo PLC and Neo Lithium Corp. were also notable detractors in the broader mining industry.

On the positive side, the Trust’s allocation to gold stocks contributed to absolute performance. Gold bullion rallied amid the financial market volatility that occurred the latter part of 2018, as investors who are nervous about other assets often look to gold as a “safe haven.” The investment adviser believes this indicated the potential value of gold as a source of diversification. In this environment, the Trust’s position in Randgold Resources Ltd. was one of the top contributors to performance. The stock’s strong return reflected both rising gold prices and the announcement of a merger with Barrick Gold Corp.

Vale SA, which benefited from the strong pricing environment for higher-grade iron ore, was another notable contributor. Other contributors of note include Nevsun Resources, Ltd., Agrium, Inc., and Hormel Foods Corp.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to performance.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Resources & Commodities Strategy Trust

Describe recent portfolio activity.

The Trust exited some its positions in the agricultural industry, including Wilmar International, Ltd., where the investment adviser saw less room for earnings upside compared to other holdings, and Brasil Foods SA, which was pressured by a criminal investigation into members of its management team.

The Trust also rotated some of its positions in the mining industry by selling stocks that reached its price targets and rotating into those that offered more attractive valuations. In addition, the Trust raised its allocation to the sector through additions to large mining companies such as BHP Billiton Ltd. and Glencore PLC.

In the energy sector, the Trust increased its allocation to the refining industry and non-U.S. energy stocks, while reducing its weighting in U.S. onshore producers.

Describe portfolio positioning at period end.

The mining industry represented the Trust’s largest allocation, followed by energy and agriculture, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$7.06	$9.77	(27.74)%	$10.49	$6.66
Net Asset Value	8.44	10.64	(20.68)	11.05	8.10

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
Royal Dutch Shell PLC — ADR	6%
TOTAL SA	6
BP PLC — ADR	5
BHP Group PLC	4
Glencore PLC	4
Nutrien Ltd.	3
Vale SA	3
Suncor Energy, Inc.	3
Nutrien Ltd.	3
Exxon Mobil Corp.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/18	12/31/17
Metals & Mining	38%	34%
Oil, Gas & Consumable Fuels	33	34
Chemicals	14	13
Food Products	7	11
Containers & Packaging	3	3
Paper & Forest Products	1	1
Energy Equipment & Services	1	3
Electronic Equipment, Instruments & Components	1	—
Pharmaceuticals	1	—
Machinery	1	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of December 31, 2018	BlackRock Science and Technology Trust

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($27.48)(a)	6.55%
Current Monthly Distribution per Common Share(b)	$0.1500
Current Annualized Distribution per Common Share(b)	$1.8000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b)	9.18%	0.24%
MSCI World Information Technology Index	N/A	(2.60)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s overweight position in software companies represented the largest contributor to performance return during the period, driven by the strong performance of enterprise software firms. On a stock specific basis, the Trust’s non-benchmark position in the online retailer Amazon.com, Inc. was the largest contributor as the company’s strong e-commerce and cloud services sales surpassed first- and second-quarter earnings expectations. The second largest contributor to relative return was the mobile payment company Square, Inc., which was rewarded by investors for continuing to diversify its product set and revenue stream beyond payments. The third largest contributor over the period was a non-benchmark position in the enterprise software firm Zuora, Inc., which benefited from the tailwind of increased movement toward subscription models for automated commerce.

The largest detractor from performance at a sub-sector level was stock selection within semiconductors, followed by selection within hardware. In terms of individual securities, an underweight to the consumer and enterprise software firm Microsoft Corp. was the most significant detractor. The Trust holds a structural underweight in Microsoft on the view that there are better growth opportunities elsewhere. The next largest detractors were underweight positions in the semiconductor company Broadcom, Inc. and the networking hardware firm Cisco Systems, Inc., as investors flocked to more defensive stocks amid market volatility, particularly in the latter part of the year.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy had a marginally positive effect on returns.

Describe recent portfolio activity.

During the 12-month period, the Trust’s exposures to software and internet companies were increased, on the view that these firms are positioned to benefit from innovation while featuring low sensitivity to late cycle macroeconomics. Exposure to cyclical Chinese technology firms was decreased early in the period amid an emerging market sell-off. However, the Trust added back exposure to high-conviction names in the segment later in 2018 based on attractive valuations. Lastly, exposure to 5G component companies was raised based on their attractive growth prospects as the latest generation of cellular mobile communications technology is increasingly adopted.

Describe portfolio positioning at period end.

The Trust’s investment process aims to provide a balance of legacy technology firms that can continually innovate and newer, disruptive entrants that displace those that fail to innovate, with approximately 40% of the portfolio consisting of “core” legacy companies and 60% making up the “opportunistic,” high-growth portion. At period end,

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Science and Technology Trust

the Trust held its largest allocations in internet and software companies, which are supported by the longer-term tailwinds of innovation and the transition to cloud computing. The Trust’s software exposure was characterized by companies that offer enterprise software solutions, cloud computing services, and software-as-a-service, which are less cyclical in nature. The Trust also held a substantial investment in the 5G supply chain as this emerging technology is on track to disrupt the internet and communications space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$27.48	$26.69	2.96%	$36.00	$24.00
Net Asset Value	26.21	27.73	(5.48)	33.18	24.25

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
Microsoft Corp.	6%
Tencent Holdings Ltd.	5
Alphabet, Inc.	5
Amazon.com, Inc.	5
Mastercard, Inc.	3
Apple, Inc.	3
Alibaba Group Holding Ltd. — ADR	3
Visa, Inc.	3
salesforce. com, Inc.	2
Adobe, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/18		12/31/17
Software	28%		22%
IT Services	18		10
Interactive Media & Services	16		—
Semiconductors & Semiconductor Equipment	11		18
Internet & Direct Marketing Retail	11		6
Entertainment	6		—
Technology Hardware, Storage & Peripherals	3		7
Electronic Equipment, Instruments & Components	2		2
Health Care Technology	1		—	(a)
Automobiles	1		—	(a)
Diversified Consumer Services	1		—	(a)
Diversified Telecommunication Services	1		—
Communications Equipment	1		—
Internet Software & Services	—		28
Media	—		1
Other	—	(b)	6	(c)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following industries:

Household Durables and Wireless Telecommunication Services

(c)

Other includes a 1% holding or less in each of the following industries: Automobiles, Chemicals, Consumer Finance, Household Durables, Health Care Technology, Professional Services and Diversified Consumer Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($19.76)(a)	7.35%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2018:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	(1.68)%	(4.40)%
Lipper Utility Funds(c)	(9.66)	(8.10)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV.

What factors influenced performance?

The largest detractor from performance was the Trust’s position in the industrials sector, which was negatively affected by weak investor sentiment toward China. The Trust’s position in the transportation infrastructure industry detracted from performance, with positions in Italian tollway operator Atlantia SpA and Australia’s Transurban Group among the most notable within this sub sector.

The largest contributor to performance was the Trust’s exposure to utilities, which proved to be more defensive amid the volatile market environment. From an industry standpoint, stock selection in electric utilities was the most noteworthy contributor to performance. Within the electric utilities industry, the Trust’s performance benefited from positions in major U.S. players NextEra Energy, Inc., Exelon Corp., and FirstEnergy Corp.

During the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

During the period, the Trust reduced exposure to airports as well as midstream energy companies, selling its positions in Shell Midstream Partners LP and Plains All American Pipeline LP. The Trust used the proceeds to invest in energy distribution companies such as The Williams Companies and TransCanada Corp., as well as companies that have exposure to the electric vehicle industry, such as Switzerland’s ABB Ltd.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2018 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 64% of the Trust’s assets. The Trust had approximately 15% and 13% of its assets invested in the industrials and energy sectors, respectively, with the remainder invested in other infrastructure- and power-related sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$19.76	$21.62	(8.60)%	$21.73	$17.40
Net Asset Value	18.77	21.12	(11.13)	21.27	18.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/18
NextEra Energy, Inc.	9%
Enel SpA	6
EDP Renovaveis SA	4
Duke Energy Corp.	4
Williams Cos., Inc.	4
Dominion Energy, Inc.	4
National Grid PLC	4
Exelon Corp.	4
Public Service Enterprise Group, Inc.	3
Transurban Group	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/18	12/31/17
Electric Utilities	39%	33%
Multi-Utilities	20	20
Oil, Gas & Consumable Fuels	13	12
Independent Power and Renewable Electricity Producers	7	8
Transportation Infrastructure	6	15
Electrical Equipment	6	3
Chemicals	4	3
Semiconductors & Semiconductor Equipment	2	—
Building Products	2	—	(a)
Machinery	1	—
Construction & Engineering	—	3
Gas Utilities	—	1
Water Utilities	—	1
Other	—	1	(b)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following industries: Building Products and Semiconductors & Semiconductor Equipment.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Energy Equipment & Services — 6.0%
Baker Hughes a GE Co.(a)	266,300	$5,725,450
Halliburton Co.(a)	320,150	8,509,587
Patterson-UTI Energy, Inc.(a)	212,407	2,198,412
Schlumberger Ltd.(a)	142,924	5,156,698

		21,590,147

Oil, Gas & Consumable Fuels — 93.0%
Anadarko Petroleum Corp.(a)	176,783	7,750,167
BP PLC	4,696,550	29,690,121
Cairn Energy PLC	2,269,195	4,329,938
Canadian Natural Resources Ltd.	420,840	10,154,168
Chevron Corp.(a)(b)	133,435	14,516,394
CNOOC Ltd.	2,465,000	3,796,895
Concho Resources, Inc.(a)(c)	97,487	10,020,689
ConocoPhillips(a)	276,850	17,261,597
Devon Energy Corp.(a)	313,350	7,062,909
Encana Corp.	317,804	1,834,380
EOG Resources, Inc.(a)	138,800	12,104,748
EQT Corp.	179,750	3,395,477
Equitrans Midstream Corp.(c)	135,110	2,704,902
Exxon Mobil Corp.(a)	542,452	36,989,802
Galp Energia SGPS SA	322,300	5,074,879
Kosmos Energy Ltd.(c)	1,016,390	4,136,707
Marathon Petroleum Corp.(a)	212,985	12,568,245
Noble Energy, Inc.(a)	272,642	5,114,764
Oil Search Ltd.	877,163	4,418,276
Pioneer Natural Resources Co.(a)	79,426	10,446,108
Royal Dutch Shell PLC — ADR, Class A(a)	727,400	42,385,598
Royal Dutch Shell PLC, Class A	216,398	6,369,206
Suncor Energy, Inc.	582,050	16,256,641
TOTAL SA	509,103	26,852,693
TransCanada Corp.	299,050	10,678,792

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.(a)	186,438	$13,977,257
Williams Cos., Inc.(a)	561,750	12,386,588

		332,277,941

Total Long-Term Investments — 99.0% (Cost — $409,330,083)		353,868,088

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(e)	5,006,975	5,006,975

Total Short-Term Securities — 1.4% (Cost — $5,006,975)		5,006,975

Options Purchased — 0.0% (Cost — $2,157)		8,755

Total Investments Before Options Written — 100.4% (Cost — $414,339,215)		358,883,818

Options Written — (0.3)% (Premiums Received — $3,557,927)		(1,051,873)

Total Investments, Net of Options Written — 100.1% (Cost — $410,781,288)		357,831,945

Liabilities in Excess of Other Assets — (0.1)%		(441,371)

Net Assets — 100.0%		$357,390,574

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,870,844	1,136,131	5,006,975	$5,006,975	$78,939	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exxon Mobil Corp.	206	01/04/19	USD	77.00	USD	1,405	$7,725
Exxon Mobil Corp.	206	01/11/19	USD	78.00	USD	1,405	1,030

							$8,755

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Anadarko Petroleum Corp.	159	01/04/19	USD	55.00	USD	697	$(954)
ConocoPhillips	355	01/04/19	USD	68.00	USD	2,213	(1,065)
Devon Energy Corp.	343	01/04/19	USD	28.50	USD	773	(1,372)
EOG Resources, Inc.	111	01/04/19	USD	105.00	USD	968	(444)
Exxon Mobil Corp.	206	01/04/19	USD	80.00	USD	1,405	(412)
Marathon Petroleum Corp.	26	01/04/19	USD	67.00	USD	153	(104)
Pioneer Natural Resources Co.	47	01/04/19	USD	152.50	USD	618	(2,350)
Royal Dutch Shell PLC — ADR, Class A	764	01/04/19	USD	61.50	USD	4,452	(30,560)
Schlumberger Ltd.	114	01/04/19	USD	42.50	USD	411	(114)
Valero Energy Corp.	135	01/04/19	USD	84.00	USD	1,012	(540)
Williams Cos., Inc.	61	01/04/19	USD	25.50	USD	135	(305)
Williams Cos., Inc.	137	01/04/19	USD	27.25	USD	302	—
Chevron Corp.	138	01/11/19	USD	119.00	USD	1,501	(690)
ConocoPhillips	37	01/11/19	USD	71.00	USD	231	(148)
EOG Resources, Inc.	91	01/11/19	USD	112.00	USD	794	(546)
Exxon Mobil Corp.	206	01/11/19	USD	80.00	USD	1,405	(618)
Halliburton Co.	195	01/11/19	USD	32.00	USD	518	(585)
Halliburton Co.	285	01/11/19	USD	33.53	USD	758	(1)
Marathon Petroleum Corp.	97	01/11/19	USD	65.00	USD	572	(1,164)
Marathon Petroleum Corp.	136	01/11/19	USD	65.50	USD	803	(1,156)
Pioneer Natural Resources Co.	84	01/11/19	USD	143.00	USD	1,105	(5,670)
Royal Dutch Shell PLC — ADR, Class A	359	01/11/19	USD	60.00	USD	2,092	(11,668)
Schlumberger Ltd.	114	01/11/19	USD	42.50	USD	411	(342)
Valero Energy Corp.	135	01/11/19	USD	84.01	USD	1,012	(1,560)
Williams Cos., Inc.	45	01/11/19	USD	26.00	USD	99	(945)
Williams Cos., Inc.	163	01/11/19	USD	25.01	USD	359	(23)
Williams Cos., Inc.	61	01/11/19	USD	25.18	USD	135	(6)
Anadarko Petroleum Corp.	248	01/18/19	USD	60.00	USD	1,087	(1,240)
Anadarko Petroleum Corp.	32	01/18/19	USD	55.00	USD	140	(144)
Baker Hughes a GE Co.	580	01/18/19	USD	26.00	USD	1,247	(14,500)
Chevron Corp.	121	01/18/19	USD	120.00	USD	1,316	(1,815)
Concho Resources, Inc.	151	01/18/19	USD	135.00	USD	1,552	(2,265)
ConocoPhillips	108	01/18/19	USD	67.50	USD	673	(3,834)
Devon Energy Corp.	267	01/18/19	USD	30.00	USD	602	(267)
Encana Corp.	1,466	01/18/19	CAD	12.00	CAD	1,155	(4,295)
EOG Resources, Inc.	89	01/18/19	USD	100.00	USD	776	(2,314)
Halliburton Co.	195	01/18/19	USD	33.00	USD	518	(487)
Halliburton Co.	287	01/18/19	USD	35.45	USD	763	(1)
Marathon Petroleum Corp.	26	01/18/19	USD	67.50	USD	153	(325)
Noble Energy, Inc.	564	01/18/19	USD	27.50	USD	1,058	(2,820)
Patterson-UTI Energy, Inc.	399	01/18/19	USD	14.00	USD	413	(3,990)
Pioneer Natural Resources Co.	95	01/18/19	USD	160.00	USD	1,249	(3,800)
Royal Dutch Shell PLC — ADR, Class A	343	01/18/19	USD	62.50	USD	1,999	(4,287)
Schlumberger Ltd.	150	01/18/19	USD	50.00	USD	541	(450)
Suncor Energy, Inc.	230	01/18/19	CAD	48.00	CAD	877	(842)
Suncor Energy, Inc.	7,500	01/18/19	CAD	46.00	CAD	286	(302)
TransCanada Corp.	535	01/18/19	CAD	54.00	CAD	2,608	(2,939)
Valero Energy Corp.	87	01/18/19	USD	90.00	USD	652	(391)
Valero Energy Corp.	208	01/18/19	USD	87.50	USD	1,559	(1,352)
Williams Cos., Inc.	244	01/18/19	USD	26.00	USD	538	(854)
Williams Cos., Inc.	163	01/18/19	USD	25.00	USD	359	(815)
Anadarko Petroleum Corp.	80	01/25/19	USD	50.50	USD	351	(2,480)
Baker Hughes a GE Co.	53	01/25/19	USD	23.12	USD	114	(1,233)
Chevron Corp.	70	01/25/19	USD	119.00	USD	762	(3,325)
ConocoPhillips	154	01/25/19	USD	68.00	USD	960	(5,929)
Devon Energy Corp.	243	01/25/19	USD	27.50	USD	548	(1,822)
EOG Resources, Inc.	82	01/25/19	USD	108.00	USD	715	(2,132)
Exxon Mobil Corp.	522	01/25/19	USD	79.00	USD	3,560	(2,871)
Halliburton Co.	158	01/25/19	USD	30.50	USD	420	(3,002)
Marathon Petroleum Corp.	273	01/25/19	USD	65.50	USD	1,611	(10,511)
Royal Dutch Shell PLC — ADR, Class A	360	01/25/19	USD	60.50	USD	2,098	(20,700)
Schlumberger Ltd.	136	01/25/19	USD	45.00	USD	491	(612)

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Valero Energy Corp.	107	01/25/19	USD	78.00	USD	802	$(18,404)
Williams Cos., Inc.	363	01/25/19	USD	25.00	USD	800	(2,359)
Williams Cos., Inc.	46	01/25/19	USD	26.02	USD	101	(350)
Anadarko Petroleum Corp.	32	02/01/19	USD	51.00	USD	140	(1,232)
Baker Hughes a GE Co.	53	02/01/19	USD	23.12	USD	114	(1,422)
ConocoPhillips	162	02/01/19	USD	65.00	USD	1,010	(23,085)
Devon Energy Corp.	243	02/01/19	USD	27.50	USD	548	(3,159)
EOG Resources, Inc.	112	02/01/19	USD	99.00	USD	977	(6,664)
Exxon Mobil Corp.	380	02/01/19	USD	71.00	USD	2,591	(49,020)
Exxon Mobil Corp.	205	02/01/19	USD	70.00	USD	1,398	(34,235)
Marathon Petroleum Corp.	187	02/01/19	USD	60.50	USD	1,103	(39,364)
Pioneer Natural Resources Co.	51	02/01/19	USD	138.00	USD	671	(20,400)
Royal Dutch Shell PLC — ADR, Class A	359	02/01/19	USD	58.50	USD	2,092	(60,133)
Royal Dutch Shell PLC — ADR, Class A	360	02/06/19	USD	58.51	USD	2,098	(55,452)
Exxon Mobil Corp.	205	02/08/19	USD	70.01	USD	1,398	(24,206)
Anadarko Petroleum Corp.	67	02/15/19	USD	55.00	USD	294	(1,742)
Canadian Natural Resources Ltd.	792	02/15/19	CAD	34.00	CAD	2,609	(78,608)
Chevron Corp.	138	02/15/19	USD	111.00	USD	1,501	(40,433)
Concho Resources, Inc.	36	02/15/19	USD	105.00	USD	370	(19,800)
Concho Resources, Inc.	154	02/15/19	USD	112.00	USD	1,583	(47,341)
ConocoPhillips	101	02/15/19	USD	67.50	USD	630	(12,423)
ConocoPhillips	51	02/15/19	USD	65.00	USD	318	(10,634)
Exxon Mobil Corp.	379	02/15/19	USD	80.00	USD	2,584	(4,358)
Exxon Mobil Corp.	207	02/15/19	USD	70.00	USD	1,412	(39,434)
Noble Energy, Inc.	390	02/15/19	USD	21.75	USD	732	(12,929)
Patterson-UTI Energy, Inc.	344	02/15/19	USD	15.00	USD	356	(3,440)
Williams Cos., Inc.	320	02/15/19	USD	26.00	USD	706	(7,840)
Williams Cos., Inc.	363	02/15/19	USD	25.00	USD	800	(8,530)

							$(799,285)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Galp Energia SGPS SA	Goldman Sachs International	36,800	01/03/19	EUR	14.70	EUR	506	$(8)
Suncor Energy, Inc.	Goldman Sachs International	11,600	01/03/19	CAD	46.20	CAD	442	—
BP PLC	Barclays Bank PLC	311,000	01/04/19	GBP	5.52	GBP	1,543	—
BP PLC	UBS AG	255,500	01/04/19	GBP	5.38	GBP	1,267	(26)
Suncor Energy, Inc.	Goldman Sachs International	27,600	01/04/19	CAD	44.18	CAD	1,052	—
Suncor Energy, Inc.	Credit Suisse International	11,200	01/07/19	CAD	46.00	CAD	427	(8)
CNOOC Ltd.	UBS AG	407,000	01/08/19	HKD	14.23	HKD	4,908	(233)
BP PLC	Morgan Stanley & Co. International PLC	270,000	01/09/19	GBP	5.28	GBP	1,339	(4,129)
TOTAL SA	Morgan Stanley & Co. International PLC	40,000	01/09/19	EUR	53.35	EUR	1,842	(12)
Oil Search Ltd.	UBS AG	190,000	01/10/19	AUD	7.56	AUD	1,359	(3,822)
Suncor Energy, Inc.	Credit Suisse International	11,300	01/11/19	CAD	45.48	CAD	431	(2)
CNOOC Ltd.	UBS AG	407,000	01/15/19	HKD	14.23	HKD	4,908	(775)
Suncor Energy, Inc.	Goldman Sachs International	27,700	01/15/19	CAD	44.39	CAD	1,056	(676)
BP PLC	Morgan Stanley & Co. International PLC	270,000	01/16/19	GBP	5.33	GBP	1,339	(6,916)
Galp Energia SGPS SA	Credit Suisse International	36,800	01/16/19	EUR	14.92	EUR	506	(1,125)
TOTAL SA	Credit Suisse International	46,400	01/16/19	EUR	48.97	EUR	2,136	(6,368)
Canadian Natural Resources Ltd.	Credit Suisse International	34,000	01/23/19	CAD	37.51	CAD	1,120	(4,310)
Encana Corp.	Credit Suisse International	34,300	01/23/19	CAD	8.33	CAD	270	(6,793)
Suncor Energy, Inc.	Credit Suisse International	25,400	01/23/19	CAD	42.56	CAD	969	(2,870)
TOTAL SA	UBS AG	28,200	01/23/19	EUR	50.27	EUR	1,298	(2,315)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	40,700	01/24/19	GBP	24.16	GBP	940	(11,593)
TOTAL SA	Credit Suisse International	27,900	01/29/19	EUR	48.58	EUR	1,285	(10,950)
BP PLC — ADR	UBS AG	300,000	01/31/19	GBP	5.36	GBP	1,488	(15,459)
TransCanada Corp.	Deutsche Bank AG	26,800	01/31/19	CAD	51.91	CAD	1,307	(4,379)
Suncor Energy, Inc.	Goldman Sachs International	19,800	02/01/19	CAD	43.81	CAD	755	(2,131)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	50,000	02/04/19	HKD	12.88	HKD	603	(1,746)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC — ADR	Credit Suisse International	237,200	02/06/19	GBP	5.13	GBP	1,177	$(34,253)
Canadian Natural Resources Ltd.	Credit Suisse International	34,000	02/06/19	CAD	37.51	CAD	1,120	(9,398)
Galp Energia SGPS SA	Credit Suisse International	39,200	02/06/19	EUR	14.15	EUR	539	(12,520)
Oil Search Ltd.	UBS AG	124,300	02/06/19	AUD	7.49	AUD	889	(13,311)
Suncor Energy, Inc.	Goldman Sachs International	23,100	02/07/19	CAD	37.66	CAD	881	(32,427)
Baker Hughes a GE Co.	Deutsche Bank AG	24,500	02/08/19	USD	22.01	USD	527	(16,318)
TOTAL SA	UBS AG	35,600	02/12/19	EUR	48.21	EUR	1,639	(25,175)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	40,700	02/13/19	GBP	24.39	GBP	940	(15,705)
Suncor Energy, Inc.	Goldman Sachs International	15,500	02/14/19	CAD	41.73	CAD	591	(6,835)

								$(252,588)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,540,288	$(34,234)	$(1,051,873)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$8,755	$—	$—	$—	$8,755

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$1,051,873	$—	$—	$—	$1,051,873

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$6,138	$—	$—	$—	$6,138
Options written	—	—	(5,634,691)	—	—	—	(5,634,691)

	$—	$—	$(5,628,553)	$—	$—	$—	$(5,628,553)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$6,598	$—	$—	$—	$6,598
Options written	—	—	6,855,978	—	—	—	6,855,978

	$—	$—	$6,862,576	$—	$—	$—	$6,862,576

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$2,189
Average value of option contracts written	$2,947,718

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Options	$8,755	(a)	$1,051,873
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,755)		(799,285)

Total derivative assets and liabilities subject to an MNA	$—		$252,588

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Credit Suisse International	$88,597	$—	$—	$—	$88,597
Deutsche Bank AG	20,697	—	—	—	20,697
Goldman Sachs International	69,375	—	(69,375)	—	—
JPMorgan Chase Bank N.A.	1,746	—	—	—	1,746
Morgan Stanley & Co. International PLC	11,057	—	—	—	11,057
UBS AG	61,116	—	—	—	61,116

	$252,588	$—	$(69,375)	$—	$183,213

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$21,590,147	$—	$—	$21,590,147
Oil, Gas & Consumable Fuels	251,745,933	80,532,008	—	332,277,941
Short-Term Securities	5,006,975	—	—	5,006,975
Options Purchased:
Equity contracts	8,755	—	—	8,755

	$278,351,810	$80,532,008	$—	$358,883,818

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(614,328)	$(437,545)	$—	$(1,051,873)

(a)	Derivative financial instruments are options written which are shown at value.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.9%

Airlines — 1.5%
Delta Air Lines, Inc.	206,296	$10,294,170

Banks — 10.0%
Bank of America Corp.(a)	794,984	19,588,406
JPMorgan Chase & Co.(b)	224,576	21,923,109
Regions Financial Corp.	323,165	4,323,948
SunTrust Banks, Inc.	183,682	9,264,920
U.S. Bancorp	266,869	12,195,913

		67,296,296

Biotechnology — 3.1%
Biogen, Inc.(c)	45,057	13,558,553
Gilead Sciences, Inc.	117,633	7,357,944

		20,916,497

Capital Markets — 1.1%
E*Trade Financial Corp.	172,462	7,567,633

Chemicals — 2.0%
DowDuPont, Inc.	247,850	13,255,018

Commercial Services & Supplies — 1.1%
KAR Auction Services, Inc.	152,455	7,275,153

Communications Equipment — 3.0%
Cisco Systems, Inc.	475,156	20,588,509

Consumer Finance — 1.7%
Ally Financial, Inc.	303,695	6,881,729
SLM Corp.(c)	529,692	4,401,740

		11,283,469

Containers & Packaging — 1.3%
Packaging Corp. of America	103,230	8,615,576

Electric Utilities — 1.7%
FirstEnergy Corp.	306,003	11,490,413

Electrical Equipment — 1.3%
Emerson Electric Co.	151,192	9,033,722

Electronic Equipment, Instruments & Components — 1.7%
CDW Corp.	139,609	11,315,309

Food & Staples Retailing — 2.8%
Walmart, Inc.	203,846	18,988,255

Food Products — 1.1%
J.M. Smucker Co.	82,071	7,672,818

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	152,346	10,027,414

Health Care Providers & Services — 8.1%
Centene Corp.(c)	75,344	8,687,163
Humana, Inc.	50,551	14,481,851
Laboratory Corp. of America Holdings(c)	100,804	12,737,593
UnitedHealth Group, Inc.	75,532	18,816,532

		54,723,139

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	203,087	10,012,189

Household Durables — 2.2%
D.R. Horton, Inc.	336,895	11,676,781
Lennar Corp., Class A	87,906	3,441,520

		15,118,301

Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.	540,639	7,817,640

Security	Shares	Value

Insurance — 1.6%
Assured Guaranty Ltd.	186,691	$7,146,532
Hartford Financial Services Group, Inc.	77,656	3,451,809

		10,598,341

Interactive Media & Services — 5.2%
Alphabet, Inc., Class A(c)	32,634	34,101,225
Alphabet, Inc., Class C(c)	1,038	1,074,963

		35,176,188

IT Services — 2.8%
Amdocs Ltd.	84,510	4,950,596
Cognizant Technology Solutions Corp., Class A	223,174	14,167,085

		19,117,681

Machinery — 1.3%
Fortive Corp.	130,341	8,818,872

Media — 3.9%
Comcast Corp., Class A(a)	561,018	19,102,663
DISH Network Corp., Class A(c)	284,678	7,108,409

		26,211,072

Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	522,764	5,389,697
Rio Tinto PLC — ADR	57,596	2,792,254

		8,181,951

Multiline Retail — 1.5%
Dollar General Corp.	91,112	9,847,385

Oil, Gas & Consumable Fuels — 6.6%
BP PLC — ADR	338,059	12,819,197
Chevron Corp.	133,428	14,515,632
Marathon Oil Corp.	277,252	3,975,794
Suncor Energy, Inc.	464,851	13,001,882

		44,312,505

Pharmaceuticals — 5.8%
Novartis AG — ADR	87,887	7,541,583
Novo Nordisk A/S — ADR	192,710	8,878,150
Pfizer, Inc.	527,634	23,031,224

		39,450,957

Road & Rail — 2.2%
Norfolk Southern Corp.	97,974	14,651,032

Semiconductors & Semiconductor Equipment — 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	211,805	7,817,722

Software — 5.6%
Microsoft Corp.(a)	372,626	37,847,623

Specialty Retail — 4.8%
Lowe’s Cos., Inc.(a)	166,904	15,415,253
O’Reilly Automotive, Inc.(c)	35,072	12,076,342
Urban Outfitters, Inc.(c)	149,938	4,977,942

		32,469,537

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	231,686	36,546,150
Dell Technologies, Inc., Class C(c)	91,033	4,448,776

		40,994,926

Tobacco — 2.2%
Altria Group, Inc.(a)(b)	305,108	15,069,284

Total Long-Term Investments — 99.9% (Cost — $578,306,710)		673,856,597

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(e)	14,789,354	$14,789,354

Total Short-Term Securities — 2.2% (Cost — $14,789,354)		14,789,354

Options Purchased — 0.0% (Cost — $10,371)		2,522

Total Investments Before Options Written — 102.1% (Cost — $593,106,435)		688,648,473

Options Written — (0.5)% (Premiums Received — $8,128,325)		(3,567,851)

Total Investments, Net of Options Written — 101.6% (Cost — $584,978,110)		685,080,622

Liabilities in Excess of Other Assets — (1.6)%		(11,003,676)

Net Assets Applicable to Common Shares — 100.0%		$674,076,946

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Investment Value Held at 12/31/17	Net Activity	Shares Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,142,974	11,646,380	14,789,354	$14,789,354	$80,954		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	13,698	(b)	(97)	—

				$14,789,354	$94,652		$(97)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bank of America Corp.	181	01/04/19	USD	28.00	USD	446	$272
Altria Group, Inc.	309	01/18/19	USD	62.50	USD	1,526	1,390
Bank of America Corp.	344	01/18/19	USD	29.00	USD	848	860

							$2,522

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U. S. Bancorp	61	01/03/19	USD	55.50	USD	279	$—
Altria Group, Inc.	430	01/04/19	USD	55.50	USD	2,214	(16,770)
Bank of America Corp.	363	01/04/19	USD	29.00	USD	894	(363)
Baxter International, Inc.	141	01/04/19	USD	68.50	USD	928	(3,102)
Biogen, Inc.	46	01/04/19	USD	337.50	USD	1,384	(9,890)
Carnival Corp.	410	01/04/19	USD	63.50	USD	2,021	(2,050)
Chevron Corp.	177	01/04/19	USD	118.00	USD	1,926	(531)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cognizant Technology Solutions Corp., Class A	162	01/04/19	USD	72.00	USD	1,028	$(8,100)
D.R. Horton, Inc.	371	01/04/19	USD	39.00	USD	1,286	(4,823)
Delta Air Lines, Inc.	234	01/04/19	USD	58.00	USD	1,168	(11,700)
Delta Air Lines, Inc.	234	01/04/19	USD	61.00	USD	1,168	(11,700)
DowDuPont, Inc.	212	01/04/19	USD	58.50	USD	1,134	(1,060)
Emerson Electric Co.	215	01/04/19	USD	67.00	USD	1,285	(12,900)
Freeport-McMoRan, Inc.	71	01/04/19	USD	12.50	USD	73	(71)
Gilead Sciences, Inc.	224	01/04/19	USD	69.50	USD	1,401	(448)
Hartford Financial Services Group, Inc.	316	01/04/19	USD	45.00	USD	1,405	(8,374)
Humana, Inc.	67	01/04/19	USD	342.50	USD	1,919	(1,005)
JPMorgan Chase & Co.	118	01/04/19	USD	112.00	USD	1,152	(5,900)
Marathon Oil Corp.	202	01/04/19	USD	17.50	USD	290	(3,636)
O’Reilly Automotive, Inc.	34	01/04/19	USD	355.00	USD	1,171	(3,032)
Pfizer, Inc.	377	01/04/19	USD	43.50	USD	1,646	(19,793)
Pfizer, Inc.	94	01/04/19	USD	44.50	USD	410	(1,598)
Pfizer, Inc.	94	01/04/19	USD	46.50	USD	410	(376)
Pfizer, Inc.	220	01/04/19	USD	45.00	USD	960	(1,540)
U. S. Bancorp	61	01/04/19	USD	55.50	USD	279	—
Urban Outfitters, Inc.	38	01/04/19	USD	40.00	USD	126	(1,900)
Urban Outfitters, Inc.	224	01/04/19	USD	39.00	USD	744	(11,200)
Alphabet, Inc., Class A	4	01/11/19	USD	1,100.00	USD	418	(1,840)
Altria Group, Inc.	430	01/11/19	USD	55.01	USD	2,124	(141)
Apple, Inc.	280	01/11/19	USD	180.96	USD	4,417	(956)
BP PLC — ADR	360	01/11/19	USD	42.00	USD	1,365	(1,080)
Bank of America Corp.	92	01/11/19	USD	29.00	USD	227	(276)
Bank of America Corp.	377	01/11/19	USD	27.00	USD	929	(754)
Bank of America Corp.	334	01/11/19	USD	26.50	USD	823	(1,336)
Bank of America Corp.	98	01/11/19	USD	25.00	USD	241	(3,822)
Bank of America Corp.	166	01/11/19	USD	28.23	USD	409	(52)
Biogen, Inc.	13	01/11/19	USD	327.50	USD	391	(1,787)
Carnival Corp.	221	01/11/19	USD	60.00	USD	1,090	(1,105)
Chevron Corp.	125	01/11/19	USD	119.00	USD	1,360	(625)
Comcast Corp., Class A	512	01/11/19	USD	38.00	USD	1,743	(2,560)
D.R. Horton, Inc.	395	01/11/19	USD	39.00	USD	1,369	(4,345)
DISH Network Corp., Class A	235	01/11/19	USD	34.00	USD	587	(2,350)
Delta Air Lines, Inc.	169	01/11/19	USD	58.00	USD	843	(1,014)
DowDuPont, Inc.	145	01/11/19	USD	58.50	USD	775	(870)
DowDuPont, Inc.	163	01/11/19	USD	55.00	USD	872	(9,535)
Emerson Electric Co.	162	01/11/19	USD	66.00	USD	968	(2,430)
FirstEnergy Corp.	100	01/11/19	USD	39.23	USD	376	(975)
Fortive Corp.	136	01/11/19	USD	74.00	USD	920	(17,000)
Freeport-McMoRan, Inc.	516	01/11/19	USD	11.00	USD	532	(6,450)
Freeport-McMoRan, Inc.	482	01/11/19	USD	11.93	USD	497	(520)
Freeport-McMoRan, Inc.	71	01/11/19	USD	12.20	USD	73	(38)
Gilead Sciences, Inc.	80	01/11/19	USD	72.00	USD	500	(480)
Hartford Financial Services Group, Inc.	316	01/11/19	USD	45.00	USD	1,405	(18,012)
Lowe’s Cos., Inc.	94	01/11/19	USD	96.00	USD	868	(6,157)
Marathon Oil Corp.	202	01/11/19	USD	17.50	USD	290	(808)
Microsoft Corp.	319	01/11/19	USD	112.00	USD	3,240	(3,828)
Pfizer, Inc.	95	01/11/19	USD	46.50	USD	415	(855)
Pfizer, Inc.	220	01/11/19	USD	45.00	USD	960	(5,280)
U.S. Bancorp	179	01/11/19	USD	54.50	USD	818	(716)
U.S. Bancorp	98	01/11/19	USD	54.00	USD	448	(392)
Urban Outfitters, Inc.	224	01/11/19	USD	39.00	USD	744	(10,080)
Walmart, Inc.	378	01/11/19	USD	99.00	USD	3,521	(5,481)
AES Corp.	400	01/18/19	USD	16.00	USD	578	(2,000)
AES Corp.	380	01/18/19	USD	15.40	USD	549	(2,564)
Ally Financial, Inc.	642	01/18/19	USD	27.00	USD	1,455	(9,630)
Ally Financial, Inc.	124	01/18/19	USD	24.00	USD	281	(3,720)
Alphabet, Inc., Class A	4	01/18/19	USD	1,130.00	USD	418	(1,660)
Alphabet, Inc., Class A	21	01/18/19	USD	1,100.00	USD	2,194	(20,790)
Altria Group, Inc.	309	01/18/19	USD	67.50	USD	1,526	(927)

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Altria Group, Inc.	465	01/18/19	USD	55.00	USD	2,297	$(5,115)
Amdocs Ltd.	235	01/18/19	USD	65.00	USD	1,377	(15,275)
Assured Guaranty Ltd.	200	01/18/19	USD	42.00	USD	766	(900)
Assured Guaranty Ltd.	387	01/18/19	USD	39.00	USD	1,481	(25,155)
BP PLC — ADR	334	01/18/19	USD	42.00	USD	1,267	(1,002)
BP PLC — ADR	221	01/18/19	USD	41.00	USD	838	(1,547)
Bank of America Corp.	688	01/18/19	USD	30.00	USD	1,695	(688)
Baxter International, Inc.	121	01/18/19	USD	65.40	USD	796	(20,961)
Biogen, Inc.	30	01/18/19	USD	340.00	USD	903	(2,025)
CDW Corp.	332	01/18/19	USD	90.00	USD	2,691	(5,810)
CDW Corp.	108	01/18/19	USD	85.00	USD	875	(13,230)
Carnival Corp.	120	01/18/19	USD	60.00	USD	592	(600)
Centene Corp.	234	01/18/19	USD	135.00	USD	2,698	(1,170)
Chevron Corp.	124	01/18/19	USD	120.00	USD	1,349	(1,860)
Chevron Corp.	209	01/18/19	USD	125.00	USD	2,274	(731)
Cisco Systems, Inc.	407	01/18/19	USD	46.00	USD	1,764	(9,361)
Cognizant Technology Solutions Corp., Class A	20	01/18/19	USD	67.50	USD	127	(550)
Cognizant Technology Solutions Corp., Class A	163	01/18/19	USD	71.00	USD	1,035	(917)
Comcast Corp., Class A	273	01/18/19	USD	38.75	USD	930	(682)
DISH Network Corp., Class A	277	01/18/19	USD	35.00	USD	692	(2,770)
DISH Network Corp., Class A	182	01/18/19	USD	32.50	USD	454	(1,365)
Delta Air Lines, Inc.	231	01/18/19	USD	57.50	USD	1,153	(2,541)
Dollar General Corp.	129	01/18/19	USD	115.00	USD	1,394	(7,740)
DowDuPont, Inc.	365	01/18/19	USD	60.00	USD	1,952	(3,285)
DowDuPont, Inc.	163	01/18/19	USD	55.00	USD	872	(15,893)
E*Trade Financial Corp.	412	01/18/19	USD	50.00	USD	1,808	(3,914)
Emerson Electric Co.	215	01/18/19	USD	67.50	USD	1,285	(1,612)
FirstEnergy Corp.	104	01/18/19	USD	40.00	USD	391	(1,040)
Fortive Corp.	320	01/18/19	USD	80.00	USD	2,165	(56,000)
Freeport-McMoRan, Inc.	71	01/18/19	USD	13.00	USD	73	(106)
Freeport-McMoRan, Inc.	482	01/18/19	USD	12.00	USD	497	(2,410)
Freeport-McMoRan, Inc.	516	01/18/19	USD	11.00	USD	532	(10,578)
Gilead Sciences, Inc.	167	01/18/19	USD	75.00	USD	1,045	(334)
Humana, Inc.	33	01/18/19	USD	320.00	USD	945	(3,300)
J.M. Smucker Co.	62	01/18/19	USD	110.00	USD	580	(310)
J.M. Smucker Co.	154	01/18/19	USD	105.00	USD	1,440	(2,310)
JPMorgan Chase & Co.	270	01/18/19	USD	110.00	USD	2,636	(2,160)
JPMorgan Chase & Co.	83	01/18/19	USD	100.00	USD	810	(13,114)
KAR Auction Services, Inc.	260	01/18/19	USD	60.00	USD	1,241	(1,300)
Laboratory Corp. of America Holdings	301	01/18/19	USD	150.00	USD	3,803	(10,535)
Lennar Corp., Class A	157	01/18/19	USD	45.00	USD	615	(4,553)
Lowe’s Cos., Inc.	131	01/18/19	USD	92.50	USD	1,210	(34,322)
Marathon Oil Corp.	48	01/18/19	USD	18.00	USD	69	(120)
Marathon Oil Corp.	320	01/18/19	USD	15.00	USD	459	(12,800)
Microsoft Corp.	345	01/18/19	USD	110.00	USD	3,504	(16,215)
Microsoft Corp.	33	01/18/19	USD	112.00	USD	335	(1,588)
Norfolk Southern Corp.	160	01/18/19	USD	160.00	USD	2,393	(18,000)
Novartis AG — ADR	130	01/18/19	USD	90.00	USD	1,116	(3,575)
Novo Nordisk A/S — ADR	324	01/18/19	USD	45.00	USD	1,493	(56,700)
O’Reilly Automotive, Inc.	67	01/18/19	USD	360.00	USD	2,307	(30,150)
O’Reilly Automotive, Inc.	33	01/18/19	USD	370.00	USD	1,136	(7,095)
Packaging Corp. of America	17	01/18/19	USD	105.00	USD	142	(510)
Packaging Corp. of America	53	01/18/19	USD	100.00	USD	442	(1,590)
Packaging Corp. of America	283	01/18/19	USD	95.00	USD	2,362	(8,490)
Pfizer, Inc.	130	01/18/19	USD	44.00	USD	567	(10,725)
Pfizer, Inc.	94	01/18/19	USD	45.00	USD	410	(3,901)
Regions Financial Corp.	377	01/18/19	USD	14.00	USD	504	(12,064)
Rio Tinto PLC — ADR	67	01/18/19	USD	52.50	USD	325	(1,340)
SunTrust Banks, Inc.	615	01/18/19	USD	57.50	USD	3,102	(3,997)
Suncor Energy, Inc.	74	01/18/19	USD	36.00	USD	207	(370)
Suncor Energy, Inc.	101	01/18/19	USD	35.00	USD	282	(505)
Suncor Energy, Inc.	119	01/18/19	USD	34.00	USD	333	(476)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Suncor Energy, Inc.	318	01/18/19	USD	30.00	USD	889	$(6,042)
Taiwan Semiconductor Manufacturing Co. Ltd.	265	01/18/19	USD	40.00	USD	978	(6,625)
U.S. Bancorp	229	01/18/19	USD	55.00	USD	1,047	(229)
UnitedHealth Group, Inc.	54	01/18/19	USD	270.00	USD	1,345	(5,697)
Urban Outfitters, Inc.	194	01/18/19	USD	39.00	USD	644	(1,940)
Walmart, Inc.	255	01/18/19	USD	100.00	USD	2,375	(5,992)
Alphabet, Inc., Class A	8	01/25/19	USD	1,057.50	USD	836	(24,200)
Altria Group, Inc.	464	01/25/19	USD	55.00	USD	2,292	(7,656)
BP PLC — ADR	221	01/25/19	USD	41.00	USD	838	(2,762)
Bank of America Corp.	378	01/25/19	USD	27.00	USD	931	(4,725)
Baxter International, Inc.	110	01/25/19	USD	66.00	USD	724	(20,570)
Biogen, Inc.	13	01/25/19	USD	330.00	USD	391	(2,340)
Biogen, Inc.	52	01/25/19	USD	307.50	USD	1,565	(40,820)
Carnival Corp.	250	01/25/19	USD	58.00	USD	1,233	(1,250)
Chevron Corp.	86	01/25/19	USD	119.00	USD	936	(4,085)
Cisco Systems, Inc.	137	01/25/19	USD	49.00	USD	594	(753)
Cisco Systems, Inc.	187	01/25/19	USD	42.00	USD	810	(37,961)
Cognizant Technology Solutions Corp., Class A	19	01/25/19	USD	68.50	USD	121	(570)
Comcast Corp., Class A	113	01/25/19	USD	38.50	USD	385	(847)
D.R. Horton, Inc.	383	01/25/19	USD	38.00	USD	1,327	(17,427)
DISH Network Corp., Class A	424	01/25/19	USD	34.00	USD	1,059	(31,800)
DISH Network Corp., Class A	182	01/25/19	USD	32.50	USD	454	(3,640)
Delta Air Lines, Inc.	189	01/25/19	USD	57.00	USD	943	(3,402)
DowDuPont, Inc.	289	01/25/19	USD	57.50	USD	1,546	(14,017)
DowDuPont, Inc.	163	01/25/19	USD	55.00	USD	872	(19,886)
E*Trade Financial Corp.	269	01/25/19	USD	45.50	USD	1,180	(29,994)
Emerson Electric Co.	132	01/25/19	USD	60.00	USD	789	(24,090)
FirstEnergy Corp.	412	01/25/19	USD	39.27	USD	1,547	(10,518)
Freeport-McMoRan, Inc.	516	01/25/19	USD	11.50	USD	532	(10,062)
Gilead Sciences, Inc.	49	01/25/19	USD	73.00	USD	306	(588)
Gilead Sciences, Inc.	80	01/25/19	USD	69.00	USD	500	(2,880)
Hartford Financial Services Group, Inc.	100	01/25/19	USD	43.50	USD	445	(18,550)
Humana, Inc.	76	01/25/19	USD	312.50	USD	2,177	(10,260)
JPMorgan Chase & Co.	63	01/25/19	USD	107.00	USD	615	(2,173)
JPMorgan Chase & Co.	83	01/25/19	USD	101.00	USD	810	(12,741)
Lowe’s Cos., Inc.	160	01/25/19	USD	93.00	USD	1,478	(42,240)
Marathon Oil Corp.	626	01/25/19	USD	19.00	USD	898	(2,504)
Microsoft Corp.	153	01/25/19	USD	113.00	USD	1,554	(7,114)
Microsoft Corp.	145	01/25/19	USD	106.00	USD	1,473	(30,160)
Norfolk Southern Corp.	160	01/25/19	USD	160.00	USD	2,393	(37,600)
Pfizer, Inc.	51	01/25/19	USD	45.00	USD	223	(2,856)
Pfizer, Inc.	50	01/25/19	USD	44.50	USD	218	(3,725)
Pfizer, Inc.	171	01/25/19	USD	44.00	USD	746	(16,673)
SunTrust Banks, Inc.	615	01/25/19	USD	55.21	USD	3,102	(11,722)
Suncor Energy, Inc.	319	01/25/19	USD	30.00	USD	892	(8,932)
U.S. Bancorp	169	01/25/19	USD	52.00	USD	772	(1,014)
UnitedHealth Group, Inc.	50	01/25/19	USD	275.00	USD	1,246	(2,925)
UnitedHealth Group, Inc.	129	01/25/19	USD	250.00	USD	3,214	(98,040)
Urban Outfitters, Inc.	240	01/25/19	USD	36.00	USD	797	(14,400)
Walmart, Inc.	315	01/25/19	USD	92.00	USD	2,934	(97,650)
J.M. Smucker Co.	61	01/28/19	USD	105.00	USD	570	(1,196)
Novo Nordisk A/S — ADR	419	01/28/19	USD	45.90	USD	1,930	(61,577)
Pfizer, Inc.	146	01/28/19	USD	45.10	USD	637	(8,983)
Cisco Systems, Inc.	106	01/31/19	USD	46.25	USD	459	(5,824)
J.M. Smucker Co.	231	01/31/19	USD	103.92	USD	2,160	(7,730)
O’Reilly Automotive, Inc.	67	01/31/19	USD	352.00	USD	2,307	(57,841)
Alphabet, Inc., Class A	20	02/01/19	USD	1,050.00	USD	2,090	(88,700)
Apple, Inc.	120	02/01/19	USD	165.00	USD	1,893	(54,900)
BP PLC — ADR Each Representing Six PLC	221	02/01/19	USD	41.01	USD	838	(5,614)
Bank of America Corp.	835	02/01/19	USD	27.00	USD	2,057	(14,613)
Carnival Corp.	221	02/01/19	USD	51.50	USD	1,090	(16,575)
Cisco Systems, Inc.	187	02/01/19	USD	42.50	USD	810	(36,185)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cisco Systems, Inc.	158	02/01/19	USD	48.28	USD	685	$(4,028)
Comcast Corp., Class A	324	02/01/19	USD	37.50	USD	1,103	(7,452)
DISH Network Corp., Class A	153	02/01/19	USD	33.50	USD	382	(11,475)
DISH Network Corp., Class A	182	02/01/19	USD	32.50	USD	454	(1,820)
Delta Air Lines, Inc.	188	02/01/19	USD	55.00	USD	938	(9,682)
Dollar General Corp.	93	02/01/19	USD	108.00	USD	1,005	(33,945)
E*Trade Financial Corp.	388	02/01/19	USD	45.50	USD	1,703	(49,858)
Emerson Electric Co.	162	02/01/19	USD	63.00	USD	968	(14,175)
FirstEnergy Corp.	101	02/01/19	USD	39.93	USD	379	(2,161)
Gilead Sciences, Inc.	50	02/01/19	USD	70.00	USD	313	(2,075)
Gilead Sciences, Inc.	79	02/01/19	USD	70.50	USD	494	(2,607)
JPMorgan Chase & Co.	83	02/01/19	USD	101.00	USD	810	(15,438)
Lowe’s Cos., Inc.	217	02/01/19	USD	95.50	USD	2,004	(41,990)
Marathon Oil Corp.	320	02/01/19	USD	16.00	USD	459	(9,120)
Microsoft Corp.	145	02/01/19	USD	106.00	USD	1,473	(37,773)
Pfizer, Inc.	57	02/01/19	USD	44.00	USD	249	(6,298)
Suncor Energy, Inc.	318	02/01/19	USD	30.00	USD	889	(12,402)
U.S. Bancorp	204	02/01/19	USD	47.50	USD	932	(15,096)
UnitedHealth Group, Inc.	106	02/01/19	USD	262.50	USD	2,641	(39,750)
UnitedHealth Group, Inc.	129	02/01/19	USD	250.00	USD	3,214	(111,263)
BP PLC — ADR Each Representing Six PLC	360	02/08/19	USD	39.26	USD	1,365	(27,813)
Bank of America Corp.	619	02/08/19	USD	25.00	USD	1,525	(55,091)
Bank of America Corp.	102	02/08/19	USD	24.64	USD	251	(9,604)
Cisco Systems, Inc.	187	02/08/19	USD	42.74	USD	810	(37,522)
Comcast Corp., Class A	277	02/08/19	USD	35.32	USD	943	(22,486)
Pfizer, Inc.	47	02/08/19	USD	42.66	USD	205	(8,225)
Suncor Energy, Inc.	319	02/08/19	USD	30.01	USD	892	(14,772)
US Bancorp	308	02/08/19	USD	47.00	USD	1,408	(32,648)
FirstEnergy Corp.	412	02/11/19	USD	38.20	USD	1,547	(33,668)
Taiwan Semiconductor Manufacturing Co. Ltd.	105	02/13/19	USD	37.97	USD	388	(11,881)
AES Corp.	945	02/15/19	USD	16.00	USD	1,366	(9,450)
BP PLC — ADR	360	02/15/19	USD	42.00	USD	1,365	(7,380)
Bank of America Corp.	378	02/15/19	USD	27.00	USD	931	(10,962)
Bank of America Corp.	364	02/15/19	USD	29.00	USD	897	(2,002)
Baxter International, Inc.	142	02/15/19	USD	70.00	USD	935	(14,129)
Chevron Corp.	106	02/15/19	USD	111.00	USD	1,153	(31,057)
Cisco Systems, Inc.	107	02/15/19	USD	46.00	USD	464	(9,897)
Cisco Systems, Inc.	187	02/15/19	USD	43.00	USD	810	(40,673)
Cognizant Technology Solutions Corp., Class A	21	02/15/19	USD	65.00	USD	133	(4,462)
Comcast Corp., Class A	158	02/15/19	USD	40.00	USD	538	(1,580)
DISH Network Corp., Class A	130	02/15/19	USD	27.50	USD	325	(11,050)
Dollar General Corp.	93	02/15/19	USD	110.00	USD	1,005	(33,015)
Freeport-McMoRan, Inc.	516	02/15/19	USD	12.00	USD	532	(12,384)
JPMorgan Chase & Co.	84	02/15/19	USD	105.00	USD	820	(9,534)
Laboratory Corp. of America Holdings	279	02/15/19	USD	140.00	USD	3,525	(41,850)
Lennar Corp., Class A	150	02/15/19	USD	45.00	USD	587	(10,575)
Lowe’s Cos., Inc.	160	02/15/19	USD	95.00	USD	1,478	(43,520)
Microsoft Corp.	143	02/15/19	USD	106.20	USD	1,452	(48,800)
Regions Financial Corp.	377	02/15/19	USD	15.00	USD	504	(8,105)
Regions Financial Corp.	624	02/15/19	USD	14.00	USD	835	(30,888)
US Bancorp	308	02/15/19	USD	47.50	USD	1,408	(29,722)
Walmart, Inc.	315	02/15/19	USD	92.50	USD	2,934	(114,189)
Comcast Corp., Class A	277	02/21/19	USD	35.32	USD	943	(28,290)
Lowe’s Cos., Inc.	218	03/15/19	USD	100.00	USD	2,013	(50,249)
Novo Nordisk A/S — ADR	419	03/15/19	USD	46.00	USD	1,930	(93,228)

							$(3,279,879)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Amdocs Ltd.	UBS AG	14,200	01/03/19	USD	66.55	USD	832	$—
Novartis AG — ADR	Barclays Bank PLC	21,100	01/04/19	USD	90.40	USD	1,811	(62)
CDW Corp.	Barclays Bank PLC	42,200	01/09/19	USD	97.16	USD	3,420	(51)
AES Corp.	Credit Suisse International	45,300	01/10/19	USD	15.79	USD	655	(401)
Assured Guaranty Ltd.	Barclays Bank PLC	18,200	01/11/19	USD	41.72	USD	697	(368)
Ally Financial, Inc.	Citibank N.A.	38,400	01/23/19	USD	26.06	USD	870	(780)
AES Corp.	Bank of America N.A.	66,200	01/25/19	USD	14.78	USD	957	(20,553)
KAR Auction Services, Inc.	Morgan Stanley & Co. International PLC	25,800	01/25/19	USD	47.74	USD	1,231	(33,814)
Assured Guaranty Ltd.	Barclays Bank PLC	38,800	01/28/19	USD	38.68	USD	1,485	(37,431)
Ally Financial, Inc.	Citibank N.A.	73,200	01/29/19	USD	23.38	USD	1,659	(34,365)
Rio Tinto PLC — ADR	Goldman Sachs International	8,700	01/29/19	USD	49.49	USD	422	(9,509)
Regions Financial Corp.	Credit Suisse International	62,500	01/30/19	USD	13.72	USD	836	(21,328)
SLM Corp.	JPMorgan Chase Bank N.A.	81,500	01/30/19	USD	8.96	USD	677	(5,753)
AES Corp.	Goldman Sachs International	35,600	01/31/19	USD	15.25	USD	515	(5,136)
SLM Corp.	Morgan Stanley & Co. International PLC	112,300	02/04/19	USD	10.54	USD	933	(85)
Rio Tinto PLC — ADR	UBS AG	11,600	02/07/19	USD	47.17	USD	562	(33,156)
Amdocs Ltd.	JPMorgan Chase Bank N.A.	14,200	02/11/19	USD	60.49	USD	832	(11,469)
Centene Corp.	Credit Suisse International	23,400	02/12/19	USD	136.89	USD	2,698	(16,702)
Rio Tinto PLC — ADR	Goldman Sachs International	8,700	02/13/19	USD	49.49	USD	422	(12,711)
SLM Corp.	Credit Suisse International	134,600	02/13/19	USD	8.32	USD	1,119	(44,298)

								$(287,972)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,923,979	$(363,505)	$(3,567,851)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$2,522	$—	$—	$—	$2,522

Liabilities — Derivative Financial Instruments
Options written
Investments at value	$—	$—	$3,567,851	$—	$—	$—	$3,567,851

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(19,044)	$—	$—	$—	$(19,044)
Options written	—	—	(368,218)	—	—	—	(368,218)

	$—	$—	$(387,262)	$—	$—	$—	$(387,262)

(a) Options purchased are included in net realized gain (loss) from investments.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(7,849)	$—	$—	$—	$(7,849)
Options written	—	—	6,586,567	—	—	—	6,586,567

	$—	$—	$6,578,718	$—	$—	$—	$6,578,718

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$1,032
Average value of option contracts written	$5,256,404

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$2,522	(a)	$3,567,851
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,522)		(3,279,879)

Total derivative assets and liabilities subject to an MNA	$—		$287,972

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$20,553	$—	$—	$—	$20,553
Barclays Bank PLC	37,912	—	—	—	37,912
Citibank N.A.	35,145	—	(35,145)	—	—
Credit Suisse International	82,729	—	—	—	82,729
Goldman Sachs International	27,356	—	—	—	27,356
JPMorgan Chase Bank N.A.	17,222	—	—	—	17,222
Morgan Stanley & Co. International PLC	33,899	—	—	—	33,899
UBS AG	33,156	—	—	—	33,156

	$287,972	$—	$(35,145)	$—	$252,827

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Capital and Income Fund (CII)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$673,856,597	$—	$—	$673,856,597
Short-Term Securities	14,789,354	—	—	14,789,354
Options Purchased:
Equity contracts	2,522	—	—	2,522

	$688,648,473	$—	$—	688,648,473

Derivative Financial Instruments(b)
Liabilities
Equity contracts	$(2,796,823)	$(771,028)	$—	$(3,567,851)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are options written which are shown at value.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Aerospace & Defense — 1.5%
BAE Systems PLC	1,038,080	$6,071,577
Lockheed Martin Corp.(a)	28,980	7,588,123
Northrop Grumman Corp.(a)	46,090	11,287,441

		24,947,141

Banks — 14.0%
Bank of America Corp.(a)	1,926,846	47,477,486
Citigroup, Inc.(a)(b)	956,689	49,805,229
JPMorgan Chase & Co.(a)	618,037	60,332,772
U.S. Bancorp(a)	237,963	10,874,909
Wells Fargo & Co.(a)(b)	1,304,191	60,097,121

		228,587,517

Beverages — 2.1%
Diageo PLC	455,749	16,285,915
PepsiCo, Inc.(a)	159,930	17,669,067

		33,954,982

Building Products — 1.0%
Johnson Controls International PLC(a)	427,730	12,682,194
Masco Corp.(a)	142,840	4,176,642

		16,858,836

Capital Markets — 3.7%
Charles Schwab Corp.(a)	170,420	7,077,543
Goldman Sachs Group, Inc.(a)	99,140	16,561,337
Morgan Stanley(a)	547,116	21,693,149
State Street Corp.(a)	243,512	15,358,302

		60,690,331

Chemicals — 1.0%
DowDuPont, Inc.(a)	299,795	16,033,037

Communications Equipment — 1.8%
Cisco Systems, Inc.(a)	236,610	10,252,311
Motorola Solutions, Inc.(a)	171,600	19,740,864

		29,993,175

Construction Materials — 0.6%
CRH PLC	387,800	10,265,793

Containers & Packaging — 0.3%
International Paper Co.(a)	135,700	5,476,852

Diversified Financial Services — 0.6%
AXA Equitable Holdings, Inc.(a)	563,941	9,378,339

Diversified Telecommunication Services — 4.8%
BCE, Inc.(a)	122,500	4,842,425
Verizon Communications, Inc.(a)	1,318,370	74,118,761

		78,961,186

Electric Utilities — 3.1%
Edison International(a)	25,494	1,447,294
FirstEnergy Corp.(a)	649,320	24,381,966
NextEra Energy, Inc.(a)	83,346	14,487,202
PG&E Corp.(a)(c)	422,660	10,038,175

		50,354,637

Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.(a)	46,740	3,788,277

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.(a)	159,130	3,421,295

Food Products — 2.0%
Kellogg Co.(a)	190,830	10,879,218
Mondelez International, Inc., Class A(a)	152,370	6,099,371
Nestle SA, Registered Shares	197,920	16,063,731

		33,042,320

Security	Shares	Value

Health Care Equipment & Supplies — 3.8%
Koninklijke Philips NV	999,789	$35,052,090
Medtronic PLC(a)	301,650	27,438,084

		62,490,174

Health Care Providers & Services — 7.1%
Anthem, Inc.(a)	178,243	46,811,959
Cardinal Health, Inc.(a)	133,650	5,960,790
CVS Health Corp.(a)	251,606	16,485,225
Humana, Inc.(a)	47,087	13,489,484
McKesson Corp.(a)	120,390	13,299,484
UnitedHealth Group, Inc.(a)	83,360	20,766,643

		116,813,585

Household Durables — 0.6%
Newell Brands, Inc.(a)	487,020	9,053,702

Household Products — 1.1%
Procter & Gamble Co.(a)	189,430	17,412,406

Industrial Conglomerates — 2.7%
3M Co.(a)	58,900	11,222,806
General Electric Co.(a)	1,121,993	8,493,487
Honeywell International, Inc.(a)	132,500	17,505,900
Siemens AG, Registered Shares	61,410	6,853,451

		44,075,644

Insurance — 6.7%
American International Group, Inc.(a)	681,330	26,851,215
Arthur J Gallagher & Co.(a)	179,468	13,226,792
Marsh & McLennan Cos., Inc.(a)	183,800	14,658,050
MetLife, Inc.(a)	864,023	35,476,784
Travelers Cos., Inc.(a)	165,150	19,776,713

		109,989,554

IT Services — 0.7%
Cognizant Technology Solutions Corp., Class A(a)	179,819	11,414,910

Leisure Products — 0.3%
Mattel, Inc.(a)(c)	480,106	4,796,259

Machinery — 0.3%
Pentair PLC(a)	109,190	4,125,198

Media — 1.6%
Comcast Corp., Class A(a)	778,105	26,494,475

Multi-Utilities — 0.9%
Public Service Enterprise Group, Inc.(a)	282,440	14,701,002

Multiline Retail — 0.9%
Dollar General Corp.(a)	127,417	13,771,229

Oil, Gas & Consumable Fuels — 10.8%
Anadarko Petroleum Corp.(a)	151,310	6,633,430
BP PLC	5,057,210	31,970,100
Devon Energy Corp.(a)	390,044	8,791,592
Enterprise Products Partners LP(a)	921,260	22,653,783
Hess Corp.(a)	213,220	8,635,410
Marathon Oil Corp.(a)	355,070	5,091,704
Marathon Petroleum Corp.(a)	323,069	19,064,302
ONEOK, Inc.(a)	209,087	11,280,244
Suncor Energy, Inc.(a)	1,238,070	34,628,818
TOTAL SA — ADR(a)	138,977	7,251,820
Williams Cos., Inc.(a)	962,479	21,222,662

		177,223,865

Personal Products — 0.7%
Unilever NV — NY Shares(a)	222,480	11,969,424

Pharmaceuticals — 11.3%
AstraZeneca PLC	480,846	35,893,193
Bayer AG, Registered Shares	173,437	12,062,327

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.(a)	413,570	$31,600,884
Novartis AG — ADR(a)	229,790	19,718,280
Novo Nordisk A/S — ADR(a)	298,910	13,770,784
Pfizer, Inc.(a)(b)	1,635,245	71,378,444

		184,423,912

Road & Rail — 0.5%
Union Pacific Corp.(a)	54,020	7,467,185

Semiconductors & Semiconductor Equipment — 2.0%
QUALCOMM, Inc.(a)	390,680	22,233,599
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(a)	283,441	10,461,807

		32,695,406

Software — 5.8%
Constellation Software, Inc.	13,090	8,378,866
Microsoft Corp.(a)	405,420	41,178,509
Oracle Corp.(a)	985,090	44,476,814

		94,034,189

Specialty Retail — 0.8%
Lowe’s Cos., Inc.(a)	147,090	13,585,232

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.(a)	25,495	4,021,581
Lenovo Group Ltd.	7,154,000	4,832,792
Samsung Electronics Co. Ltd. — GDR	16,159	14,002,190

		22,856,563

Tobacco — 1.1%
Altria Group, Inc.(a)	374,820	18,512,360

Total Long-Term Investments — 98.0% (Cost — $1,404,910,521)		1,603,659,992

Security	Shares	Value

Short-Term Securities — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(e)	44,526,058	$44,526,058

Total Short-Term Securities — 2.7% (Cost — $44,526,058)		44,526,058

Options Purchased — 0.0% (Cost — $43,292)		21,865

Total Investments Before Options Written — 100.7% (Cost — $1,449,479,871)		1,648,207,915

Options Written — (0.6)% (Premiums Received — $22,402,546)		(9,021,122)

Total Investments, Net of Options Written — 100.1% (Cost — $1,427,077,325)		1,639,186,793

Liabilities in Excess of Other Assets — (0.1)%		(950,285)

Net Assets — 100.0%		$1,638,236,508

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,967,189	39,558,869	44,526,058	$44,526,058	$262,280		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	822	(b)	(51)	—

				$44,526,058	$263,102		(51)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bank of America Corp.	803	01/04/19	USD	28.00	USD	1,979	$1,205
Wells Fargo & Co.	851	01/04/19	USD	50.00	USD	3,921	1,276
Wells Fargo & Co.	851	01/11/19	USD	51.50	USD	3,921	3,404
AXA Equitable Holdings, Inc.	828	01/18/19	USD	17.50	USD	1,377	12,420
Altria Group, Inc.	430	01/18/19	USD	62.50	USD	2,124	1,935
Bank of America Corp.	650	01/18/19	USD	29.00	USD	1,602	1,625

							$21,865

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American International Group, Inc.	317	01/03/19	USD	46.00	USD	1,249	$—
MetLife, Inc.	234	01/03/19	USD	47.00	USD	961	—
Public Service Enterprise Group, Inc.	675	01/03/19	USD	54.75	USD	3,513	(86)
U.S. Bancorp	188	01/03/19	USD	55.50	USD	859	—
3M Co.	27	01/04/19	USD	202.50	USD	514	(216)
Altria Group, Inc.	713	01/04/19	USD	55.50	USD	3,522	(27,807)
American International Group, Inc.	254	01/04/19	USD	45.25	USD	1,001	(1)
Anadarko Petroleum Corp.	313	01/04/19	USD	55.00	USD	1,372	(1,878)
Anthem, Inc.	284	01/04/19	USD	290.00	USD	7,459	(2,840)
Bank of America Corp.	738	01/04/19	USD	28.50	USD	1,818	(738)
Bank of America Corp.	869	01/04/19	USD	29.00	USD	2,141	(869)
Cardinal Health, Inc.	117	01/04/19	USD	55.50	USD	522	(2,925)
Charles Schwab Corp.	251	01/04/19	USD	47.00	USD	1,042	(7,530)
Citigroup, Inc.	338	01/04/19	USD	65.00	USD	1,760	(3,718)
Cognizant Technology Solutions Corp., Class A	136	01/04/19	USD	72.00	USD	863	(6,800)
Devon Energy Corp.	562	01/04/19	USD	28.50	USD	1,267	(2,248)
DowDuPont, Inc.	290	01/04/19	USD	58.50	USD	1,551	(1,450)
Goldman Sachs Group, Inc.	160	01/04/19	USD	205.00	USD	2,673	(1,600)
Hess Corp.	572	01/04/19	USD	56.50	USD	2,317	(2,860)
Humana, Inc.	110	01/04/19	USD	342.50	USD	3,151	(1,650)
JPMorgan Chase & Co.	490	01/04/19	USD	112.00	USD	4,783	(24,500)
Marathon Oil Corp.	303	01/04/19	USD	17.50	USD	435	(5,454)
Marathon Petroleum Corp.	469	01/04/19	USD	67.00	USD	2,768	(1,876)
McKesson Corp.	116	01/04/19	USD	130.00	USD	1,281	(1,160)
McKesson Corp.	48	01/04/19	USD	131.50	USD	530	—
Medtronic PLC	262	01/04/19	USD	95.00	USD	2,383	(2,096)
MetLife, Inc.	354	01/04/19	USD	46.25	USD	1,454	—
Morgan Stanley	631	01/04/19	USD	46.00	USD	2,502	(13,882)
Oracle Corp.	872	01/04/19	USD	48.00	USD	3,937	(2,616)
PepsiCo, Inc.	124	01/04/19	USD	116.00	USD	1,370	(744)
Pfizer, Inc.	1,786	01/04/19	USD	43.50	USD	7,796	(93,765)
Pfizer, Inc.	343	01/04/19	USD	44.50	USD	1,497	(5,831)
Pfizer, Inc.	343	01/04/19	USD	46.50	USD	1,497	(1,372)
Pfizer, Inc.	647	01/04/19	USD	45.00	USD	2,824	(4,529)
Procter & Gamble Co.	220	01/04/19	USD	94.50	USD	2,022	(2,970)
QUALCOMM, Inc.	746	01/04/19	USD	59.00	USD	4,245	(13,055)
Travelers Cos., Inc.	132	01/04/19	USD	131.00	USD	1,581	—
U.S. Bancorp	188	01/04/19	USD	55.50	USD	859	—
Wells Fargo & Co.	410	01/04/19	USD	56.00	USD	1,889	(820)
Wells Fargo & Co.	441	01/04/19	USD	54.00	USD	2,032	(7,497)
Williams Cos., Inc.	50	01/04/19	USD	25.50	USD	110	(250)
Williams Cos., Inc.	165	01/04/19	USD	27.25	USD	364	—
Unilever NV — NY Shares	652	01/08/19	USD	55.60	USD	3,508	(7,443)
3M Co.	188	01/11/19	USD	210.00	USD	3,582	(2,068)
Altria Group, Inc.	713	01/11/19	USD	55.01	USD	3,522	(234)
American International Group, Inc.	493	01/11/19	USD	44.00	USD	1,943	(6,409)
American International Group, Inc.	402	01/11/19	USD	39.00	USD	1,584	(47,838)
Anthem, Inc.	270	01/11/19	USD	297.50	USD	7,091	(4,590)
Bank of America Corp.	411	01/11/19	USD	29.00	USD	1,013	(1,233)
Bank of America Corp.	642	01/11/19	USD	27.00	USD	1,582	(1,284)
Bank of America Corp.	777	01/11/19	USD	26.50	USD	1,915	(3,108)
Bank of America Corp.	198	01/11/19	USD	25.00	USD	488	(7,722)
Bank of America Corp.	1,065	01/11/19	USD	28.23	USD	2,624	(331)
CVS Health Corp.	87	01/11/19	USD	78.50	USD	570	(4,350)
Citigroup, Inc.	458	01/11/19	USD	66.50	USD	2,384	(23,358)
Cognizant Technology Solutions Corp., Class A	210	01/11/19	USD	71.00	USD	1,333	(1,050)
Comcast Corp., Class A	711	01/11/19	USD	38.00	USD	2,421	(3,555)
DowDuPont, Inc.	163	01/11/19	USD	58.50	USD	872	(978)
DowDuPont, Inc.	177	01/11/19	USD	55.00	USD	947	(10,354)
Enterprise Products Partners LP	632	01/11/19	USD	27.00	USD	1,554	(6,320)
FirstEnergy Corp.	548	01/11/19	USD	39.23	USD	2,058	(5,345)
General Electric Co.	509	01/11/19	USD	7.50	USD	385	(17,561)
Lowe’s Cos., Inc.	104	01/11/19	USD	96.00	USD	961	(6,812)
Marathon Oil Corp.	303	01/11/19	USD	17.50	USD	435	(1,212)
Marathon Petroleum Corp.	67	01/11/19	USD	65.00	USD	395	(804)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marathon Petroleum Corp.	136	01/11/19	USD	65.50	USD	803	$(1,156)
Medtronic PLC	186	01/11/19	USD	97.00	USD	1,692	(2,139)
MetLife, Inc.	354	01/11/19	USD	45.75	USD	1,454	(757)
Microsoft Corp.	291	01/11/19	USD	112.00	USD	2,956	(3,492)
Morgan Stanley	152	01/11/19	USD	41.00	USD	603	(7,220)
Morgan Stanley	631	01/11/19	USD	46.01	USD	2,502	(847)
Northrop Grumman Corp.	169	01/11/19	USD	260.00	USD	4,139	(16,900)
Oracle Corp.	902	01/11/19	USD	50.00	USD	4,073	(3,608)
PepsiCo, Inc.	123	01/11/19	USD	119.00	USD	1,359	(676)
PepsiCo, Inc.	114	01/11/19	USD	120.00	USD	1,259	(798)
Pfizer, Inc.	344	01/11/19	USD	46.50	USD	1,502	(3,096)
Pfizer, Inc.	647	01/11/19	USD	45.00	USD	2,824	(15,528)
Procter & Gamble Co.	121	01/11/19	USD	93.00	USD	1,112	(12,705)
QUALCOMM, Inc.	228	01/11/19	USD	60.00	USD	1,298	(8,436)
State Street Corp.	271	01/11/19	USD	72.43	USD	1,709	(367)
Travelers Cos., Inc.	277	01/11/19	USD	130.43	USD	3,317	(601)
U.S. Bancorp	287	01/11/19	USD	54.50	USD	1,312	(1,148)
U.S. Bancorp	204	01/11/19	USD	54.00	USD	932	(816)
Union Pacific Corp.	102	01/11/19	USD	149.00	USD	1,410	(3,519)
Verizon Communications, Inc.	967	01/11/19	USD	58.00	USD	5,436	(21,758)
Wells Fargo & Co.	410	01/11/19	USD	56.00	USD	1,889	(1,230)
Wells Fargo & Co.	441	01/11/19	USD	54.00	USD	2,032	(1,323)
Williams Cos., Inc.	1,073	01/11/19	USD	26.00	USD	2,366	(22,533)
Williams Cos., Inc.	633	01/11/19	USD	25.01	USD	1,396	(89)
Williams Cos., Inc.	50	01/11/19	USD	25.18	USD	110	(5)
AXA Equitable Holdings, Inc.	828	01/18/19	USD	22.50	USD	1,377	(28,980)
Altria Group, Inc.	430	01/18/19	USD	67.50	USD	2,124	(1,290)
Altria Group, Inc.	373	01/18/19	USD	55.00	USD	1,842	(4,103)
American International Group, Inc.	443	01/18/19	USD	46.00	USD	1,746	(3,544)
American International Group, Inc.	402	01/18/19	USD	39.00	USD	1,584	(58,893)
Anadarko Petroleum Corp.	279	01/18/19	USD	60.00	USD	1,223	(1,395)
Anthem, Inc.	63	01/18/19	USD	270.00	USD	1,655	(21,263)
Anthem, Inc.	102	01/18/19	USD	290.00	USD	2,679	(3,876)
Anthem, Inc.	213	01/18/19	USD	300.00	USD	5,594	(6,390)
Arthur J Gallagher & Co.	346	01/18/19	USD	80.00	USD	2,550	(12,110)
Bank of America Corp.	1,299	01/18/19	USD	30.00	USD	3,201	(1,299)
CDW Corp.	298	01/18/19	USD	90.00	USD	2,415	(5,215)
CDW Corp.	5	01/18/19	USD	85.00	USD	41	(612)
CVS Health Corp.	238	01/18/19	USD	77.50	USD	1,559	(952)
CVS Health Corp.	316	01/18/19	USD	210.00	USD	2,070	(316)
Cardinal Health, Inc.	117	01/18/19	USD	55.00	USD	522	(585)
Charles Schwab Corp.	341	01/18/19	USD	50.00	USD	1,416	(1,705)
Cisco Systems, Inc.	125	01/18/19	USD	46.00	USD	542	(2,875)
Citigroup, Inc.	458	01/18/19	USD	65.00	USD	2,384	(1,832)
Citigroup, Inc.	339	01/18/19	USD	67.50	USD	1,765	(847)
Cognizant Technology Solutions Corp., Class A	302	01/18/19	USD	67.50	USD	1,917	(8,305)
Cognizant Technology Solutions Corp., Class A	136	01/18/19	USD	71.00	USD	863	(765)
Comcast Corp., Class A	336	01/18/19	USD	38.75	USD	1,144	(840)
Dollar General Corp.	177	01/18/19	USD	115.00	USD	1,913	(10,620)
DowDuPont, Inc.	427	01/18/19	USD	60.00	USD	2,284	(3,843)
DowDuPont, Inc.	177	01/18/19	USD	55.00	USD	947	(17,258)
Edison International	73	01/18/19	USD	57.50	USD	414	(10,220)
Enterprise Products Partners LP	500	01/18/19	USD	28.00	USD	1,230	(2,500)
Enterprise Products Partners LP	1,264	01/18/19	USD	28.20	USD	3,108	(321)
FirstEnergy Corp.	757	01/18/19	USD	39.00	USD	2,843	(18,925)
FirstEnergy Corp.	311	01/18/19	USD	40.00	USD	1,168	(3,110)
General Electric Co.	713	01/18/19	USD	9.00	USD	540	(2,495)
General Electric Co.	399	01/18/19	USD	8.00	USD	302	(8,578)
Goldman Sachs Group, Inc.	161	01/18/19	USD	205.00	USD	2,690	(1,207)
Hess Corp.	380	01/18/19	USD	57.50	USD	1,539	(2,280)
Honeywell International, Inc.	75	01/18/19	USD	150.00	USD	991	(750)
Honeywell International, Inc.	113	01/18/19	USD	155.00	USD	1,493	(13,108)
Humana, Inc.	27	01/18/19	USD	320.00	USD	773	(2,700)
JPMorgan Chase & Co.	901	01/18/19	USD	110.00	USD	8,796	(7,208)
JPMorgan Chase & Co.	345	01/18/19	USD	100.00	USD	3,368	(54,510)

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Johnson Controls International PLC	335	01/18/19	USD	35.00	USD	993	$(1,172)
Johnson Controls International PLC	325	01/18/19	USD	33.00	USD	964	(2,925)
Kellogg Co.	394	01/18/19	USD	65.00	USD	2,246	(3,940)
Lockheed Martin Corp.	55	01/18/19	USD	270.00	USD	1,440	(22,275)
Lowe’s Cos., Inc.	155	01/18/19	USD	92.50	USD	1,432	(40,610)
Marathon Oil Corp.	134	01/18/19	USD	18.00	USD	192	(335)
Marathon Oil Corp.	585	01/18/19	USD	15.00	USD	839	(23,400)
Marathon Petroleum Corp.	469	01/18/19	USD	67.50	USD	2,768	(5,862)
Marsh & McLennan Cos., Inc.	598	01/18/19	USD	85.00	USD	4,769	(11,960)
Marsh & McLennan Cos., Inc.	596	01/18/19	USD	87.80	USD	4,753	(3,490)
Masco Corp.	332	01/18/19	USD	31.00	USD	971	(6,640)
Mattel, Inc.	625	01/18/19	USD	14.00	USD	624	(3,125)
McKesson Corp.	48	01/18/19	USD	135.00	USD	530	(240)
McKesson Corp.	116	01/18/19	USD	130.00	USD	1,281	(870)
Medtronic PLC	361	01/18/19	USD	96.25	USD	3,284	(15,927)
Merck & Co., Inc.	452	01/18/19	USD	77.50	USD	3,454	(42,036)
MetLife, Inc.	1,043	01/18/19	USD	42.50	USD	4,283	(59,451)
Microsoft Corp.	194	01/18/19	USD	110.00	USD	1,970	(9,118)
Microsoft Corp.	378	01/18/19	USD	112.00	USD	3,839	(18,190)
Mondelez International, Inc.	271	01/18/19	USD	45.00	USD	1,085	(813)
Morgan Stanley	982	01/18/19	USD	48.00	USD	3,894	(4,910)
Motorola Solutions, Inc.	352	01/18/19	USD	135.00	USD	4,049	(14,432)
Newell Brands, Inc.	584	01/18/19	USD	23.00	USD	1,086	(4,380)
Newell Brands, Inc.	508	01/18/19	USD	24.00	USD	944	(2,540)
NextEra Energy, Inc.	482	01/18/19	USD	180.00	USD	8,378	(50,610)
Novartis AG — ADR	204	01/18/19	USD	92.50	USD	1,751	(2,040)
Novartis AG — ADR	145	01/18/19	USD	90.00	USD	1,244	(3,987)
Novo Nordisk A/S — ADR	767	01/18/19	USD	45.00	USD	3,534	(134,225)
ONEOK, Inc.	492	01/18/19	USD	62.50	USD	2,654	(9,840)
PG&E Corp.	455	01/18/19	USD	29.00	USD	1,081	(9,100)
Pentair PLC	361	01/18/19	USD	42.45	USD	1,364	(312)
PepsiCo, Inc.	341	01/18/19	USD	120.00	USD	3,767	(3,921)
Pfizer, Inc.	1,106	01/18/19	USD	44.00	USD	4,828	(91,245)
Pfizer, Inc.	343	01/18/19	USD	45.00	USD	1,497	(14,234)
Procter & Gamble Co.	226	01/18/19	USD	95.00	USD	2,077	(15,029)
Public Service Enterprise Group, Inc.	420	01/18/19	USD	55.00	USD	2,186	(5,250)
State Street Corp.	326	01/18/19	USD	72.50	USD	2,056	(4,238)
Suncor Energy, Inc.	227	01/18/19	USD	36.00	USD	635	(1,135)
Suncor Energy, Inc.	378	01/18/19	USD	35.00	USD	1,057	(1,890)
Suncor Energy, Inc.	433	01/18/19	USD	34.00	USD	1,211	(1,732)
Suncor Energy, Inc.	823	01/18/19	USD	30.00	USD	2,302	(15,637)
TOTAL SA — ADR	530	01/18/19	USD	60.00	USD	2,766	(5,300)
Taiwan Semiconductor Manufacturing Co. Ltd.	406	01/18/19	USD	40.00	USD	1,499	(10,150)
Taiwan Semiconductor Manufacturing Co. Ltd.	159	01/18/19	USD	39.00	USD	587	(7,155)
Travelers Cos., Inc.	274	01/18/19	USD	127.25	USD	3,281	(9,256)
U.S. Bancorp	423	01/18/19	USD	55.00	USD	1,933	(423)
Unilever NV — NY Shares	638	01/18/19	USD	55.00	USD	3,432	(33,495)
Union Pacific Corp.	126	01/18/19	USD	151.50	USD	1,742	(4,899)
UnitedHealth Group, Inc.	52	01/18/19	USD	270.00	USD	1,295	(5,486)
Verizon Communications, Inc.	1,952	01/18/19	USD	57.50	USD	10,974	(98,576)
Wells Fargo & Co.	277	01/18/19	USD	55.00	USD	1,276	(277)
Wells Fargo & Co.	834	01/18/19	USD	52.50	USD	3,843	(4,587)
Williams Cos., Inc.	118	01/18/19	USD	26.00	USD	260	(413)
Williams Cos., Inc.	633	01/18/19	USD	25.00	USD	1,396	(3,165)
BCE, Inc.	251	01/23/19	USD	42.69	USD	992	(539)
Kellogg Co.	318	01/24/19	USD	62.80	USD	1,813	(5,099)
Travelers Cos., Inc.	274	01/24/19	USD	122.55	USD	3,281	(45,573)
3M Co.	26	01/25/19	USD	205.00	USD	495	(2,301)
AXA Equitable Holdings, Inc.	515	01/25/19	USD	16.27	USD	856	(38,179)
Altria Group, Inc.	374	01/25/19	USD	55.00	USD	1,847	(6,171)
American International Group, Inc.	695	01/25/19	USD	41.00	USD	2,739	(50,735)
Anadarko Petroleum Corp.	157	01/25/19	USD	50.50	USD	688	(4,867)
Anthem, Inc.	51	01/25/19	USD	287.50	USD	1,339	(4,411)
Anthem, Inc.	50	01/25/19	USD	282.50	USD	1,313	(7,650)
Apple, Inc.	73	01/25/19	USD	165.00	USD	1,152	(21,718)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Arthur J Gallagher & Co.	347	01/25/19	USD	75.66	USD	2,557	$(26,592)
Baker Hughes a GE Co.	232	01/25/19	USD	23.12	USD	499	(5,398)
Bank of America Corp.	641	01/25/19	USD	27.00	USD	1,579	(8,012)
CVS Health Corp.	239	01/25/19	USD	77.50	USD	1,566	(3,585)
Cardinal Health, Inc.	233	01/25/19	USD	46.50	USD	1,039	(19,805)
Charles Schwab Corp.	200	01/25/19	USD	43.50	USD	831	(15,000)
Cisco Systems, Inc.	111	01/25/19	USD	49.00	USD	481	(610)
Cisco Systems, Inc.	132	01/25/19	USD	42.00	USD	572	(26,796)
Citigroup, Inc.	312	01/25/19	USD	61.50	USD	1,624	(2,496)
Cognizant Technology Solutions Corp., Class A	302	01/25/19	USD	68.50	USD	1,917	(9,060)
Comcast Corp., Class A	197	01/25/19	USD	38.50	USD	671	(1,477)
Devon Energy Corp.	640	01/25/19	USD	27.50	USD	1,443	(4,800)
DowDuPont, Inc.	326	01/25/19	USD	57.50	USD	1,743	(15,811)
DowDuPont, Inc.	178	01/25/19	USD	55.00	USD	952	(21,716)
Enterprise Products Partners LP	1,474	01/25/19	USD	27.00	USD	3,625	(22,110)
FirstEnergy Corp.	498	01/25/19	USD	39.27	USD	1,870	(12,713)
General Electric Co.	1,191	01/25/19	USD	8.00	USD	902	(30,966)
Goldman Sachs Group, Inc.	127	01/25/19	USD	177.50	USD	2,122	(33,909)
Hess Corp.	380	01/25/19	USD	57.50	USD	1,539	(2,660)
Honeywell International, Inc.	43	01/25/19	USD	143.00	USD	568	(1,247)
Honeywell International, Inc.	268	01/25/19	USD	138.00	USD	3,541	(31,356)
Humana, Inc.	136	01/25/19	USD	312.50	USD	3,896	(18,360)
International Paper Co.	288	01/25/19	USD	44.50	USD	1,162	(6,192)
JPMorgan Chase & Co.	233	01/25/19	USD	107.00	USD	2,275	(8,038)
JPMorgan Chase & Co.	430	01/25/19	USD	105.00	USD	4,198	(22,360)
JPMorgan Chase & Co.	345	01/25/19	USD	101.00	USD	3,368	(52,958)
Johnson Controls International PLC	328	01/25/19	USD	33.00	USD	973	(2,628)
Lockheed Martin Corp.	58	01/25/19	USD	305.00	USD	1,519	(1,740)
Lowe’s Cos., Inc.	153	01/25/19	USD	93.00	USD	1,413	(40,392)
Marathon Oil Corp.	149	01/25/19	USD	19.00	USD	214	(596)
Marathon Petroleum Corp.	273	01/25/19	USD	65.50	USD	1,611	(10,510)
Mattel, Inc.	287	01/25/19	USD	11.00	USD	287	(5,022)
McKesson Corp.	47	01/25/19	USD	116.00	USD	519	(7,637)
Medtronic PLC	263	01/25/19	USD	95.50	USD	2,392	(18,542)
Merck & Co., Inc.	587	01/25/19	USD	79.50	USD	4,485	(30,818)
MetLife, Inc.	1,043	01/25/19	USD	43.00	USD	4,283	(63,623)
Microsoft Corp.	20	01/25/19	USD	113.00	USD	203	(930)
Microsoft Corp.	433	01/25/19	USD	106.00	USD	4,398	(90,064)
Mondelez International, Inc.	219	01/25/19	USD	44.50	USD	877	(1,642)
Morgan Stanley	929	01/25/19	USD	43.00	USD	3,683	(45,521)
Motorola Solutions, Inc.	321	01/25/19	USD	135.36	USD	3,693	(1,181)
Northrop Grumman Corp.	99	01/25/19	USD	272.50	USD	2,425	(8,415)
ONEOK, Inc.	720	01/25/19	USD	61.00	USD	3,884	(25,200)
Oracle Corp.	872	01/25/19	USD	48.00	USD	3,937	(23,544)
PG&E Corp.	569	01/25/19	USD	27.00	USD	1,351	(31,295)
PepsiCo, Inc.	225	01/25/19	USD	113.00	USD	2,486	(36,675)
Pfizer, Inc.	971	01/25/19	USD	45.00	USD	4,238	(54,376)
Pfizer, Inc.	971	01/25/19	USD	44.50	USD	4,238	(72,340)
Pfizer, Inc.	868	01/25/19	USD	44.00	USD	3,789	(84,630)
Procter & Gamble Co.	121	01/25/19	USD	93.00	USD	1,112	(20,691)
Suncor Energy, Inc.	824	01/25/19	USD	30.00	USD	2,305	(23,072)
U.S. Bancorp	157	01/25/19	USD	52.00	USD	717	(942)
UnitedHealth Group, Inc.	60	01/25/19	USD	275.00	USD	1,495	(3,510)
UnitedHealth Group, Inc.	137	01/25/19	USD	250.00	USD	3,413	(104,120)
Verizon Communications, Inc.	753	01/25/19	USD	58.00	USD	4,233	(41,415)
Verizon Communications, Inc.	1,521	01/25/19	USD	57.00	USD	8,551	(134,609)
Wells Fargo & Co.	333	01/25/19	USD	48.00	USD	1,534	(28,638)
Williams Cos., Inc.	580	01/25/19	USD	25.00	USD	1,279	(3,770)
Williams Cos., Inc.	1,073	01/25/19	USD	26.02	USD	2,366	(8,169)
Johnson Controls International PLC	164	01/28/19	USD	34.00	USD	486	(1,697)
Johnson Controls International PLC	491	01/28/19	USD	33.50	USD	1,456	(3,335)
Novo Nordisk A/S — ADR	483	01/28/19	USD	45.90	USD	2,225	(70,982)
Pfizer, Inc.	432	01/28/19	USD	45.10	USD	1,886	(26,581)
Novartis AG — ADR	328	01/29/19	USD	84.73	USD	2,815	(84,828)
Masco Corp.	332	01/30/19	USD	30.93	USD	971	(16,623)

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Merck & Co., Inc.	545	01/30/19	USD	79.90	USD	4,164	$(35,445)
State Street Corp.	271	01/30/19	USD	64.24	USD	1,709	(55,296)
Cisco Systems, Inc.	155	01/31/19	USD	46.25	USD	672	(8,517)
Edison International	16	01/31/19	USD	60.25	USD	91	(3,563)
FirstEnergy Corp.	303	01/31/19	USD	38.25	USD	1,138	(19,364)
Newell Brands, Inc.	612	01/31/19	USD	21.25	USD	1,138	(18,981)
NextEra Energy, Inc.	182	01/31/19	USD	178.00	USD	3,164	(40,937)
Oracle Corp.	295	01/31/19	USD	48.00	USD	1,332	(13,501)
3M Co.	100	02/01/19	USD	202.50	USD	1,905	(20,950)
AXA Equitable Holdings, Inc.	449	02/01/19	USD	18.05	USD	747	(7,355)
Apple, Inc.	73	02/01/19	USD	165.00	USD	1,152	(33,398)
Arthur J Gallagher & Co.	347	02/01/19	USD	74.37	USD	2,557	(50,391)
Baker Hughes a GE Co.	232	02/01/19	USD	23.12	USD	499	(6,224)
Bank of America Corp.	1,692	02/01/19	USD	27.00	USD	4,169	(29,610)
Charles Schwab Corp.	196	02/01/19	USD	41.50	USD	814	(34,300)
Cisco Systems, Inc.	132	02/01/19	USD	42.50	USD	572	(25,542)
Cisco Systems, Inc.	298	02/01/19	USD	48.28	USD	1,291	(7,596)
Citigroup, Inc.	379	02/01/19	USD	58.50	USD	1,973	(14,970)
Citigroup, Inc.	561	02/01/19	USD	53.50	USD	2,921	(91,163)
Comcast Corp., Class A	506	02/01/19	USD	37.50	USD	1,723	(11,638)
Devon Energy Corp.	163	02/01/19	USD	27.50	USD	367	(2,119)
Dollar General Corp.	238	02/01/19	USD	108.00	USD	2,572	(86,870)
FirstEnergy Corp.	548	02/01/19	USD	39.93	USD	2,058	(11,727)
General Electric Co.	1,112	02/01/19	USD	8.00	USD	842	(47,260)
Honeywell International, Inc.	268	02/01/19	USD	138.00	USD	3,541	(52,394)
International Paper Co.	289	02/01/19	USD	44.50	USD	1,166	(9,970)
JPMorgan Chase & Co.	345	02/01/19	USD	101.00	USD	3,368	(64,170)
Kellogg Co.	394	02/01/19	USD	60.80	USD	2,246	(20,592)
Lockheed Martin Corp.	55	02/01/19	USD	272.50	USD	1,440	(28,600)
Lowe’s Cos., Inc.	144	02/01/19	USD	95.50	USD	1,330	(27,864)
Marathon Oil Corp.	585	02/01/19	USD	16.00	USD	839	(16,673)
Marathon Petroleum Corp.	124	02/01/19	USD	60.50	USD	732	(26,102)
Mattel, Inc.	768	02/01/19	USD	10.00	USD	767	(51,840)
McKesson Corp.	46	02/01/19	USD	125.00	USD	508	(3,335)
Medtronic PLC	507	02/01/19	USD	93.00	USD	4,612	(86,951)
MetLife, Inc.	1,183	02/01/19	USD	42.50	USD	4,857	(97,598)
Microsoft Corp.	433	02/01/19	USD	106.00	USD	4,398	(112,797)
Motorola Solutions, Inc.	321	02/01/19	USD	135.36	USD	3,693	(2,879)
Oracle Corp.	590	02/01/19	USD	49.00	USD	2,664	(11,800)
Oracle Corp.	295	02/01/19	USD	48.00	USD	1,332	(11,210)
PG&E Corp.	455	02/01/19	USD	30.00	USD	1,081	(7,962)
Pfizer, Inc.	290	02/01/19	USD	44.00	USD	1,266	(32,045)
QUALCOMM, Inc.	164	02/01/19	USD	59.00	USD	933	(28,290)
Suncor Energy, Inc.	824	02/01/19	USD	30.00	USD	2,305	(32,136)
UnitedHealth Group, Inc.	96	02/01/19	USD	262.50	USD	2,392	(36,000)
UnitedHealth Group, Inc.	137	02/01/19	USD	250.00	USD	3,413	(118,163)
Verizon Communications, Inc.	323	02/01/19	USD	58.00	USD	1,816	(23,579)
Verizon Communications, Inc.	875	02/01/19	USD	57.00	USD	4,919	(99,750)
Wells Fargo & Co.	600	02/01/19	USD	49.00	USD	2,765	(38,100)
Wells Fargo & Co.	699	02/01/19	USD	47.00	USD	3,221	(93,666)
State Street Corp.	271	02/06/19	USD	64.24	USD	1,709	(63,128)
Novartis AG — ADR	327	02/07/19	USD	84.73	USD	2,806	(94,388)
Taiwan Semiconductor Manufacturing Co. Ltd.	540	02/07/19	USD	38.20	USD	1,993	(64,573)
AXA Equitable Holdings, Inc.	449	02/08/19	USD	18.05	USD	747	(9,403)
American International Group, Inc.	254	02/08/19	USD	40.00	USD	1,001	(41,529)
Bank of America Corp.	1,257	02/08/19	USD	25.00	USD	3,097	(111,873)
Bank of America Corp.	274	02/08/19	USD	24.64	USD	675	(25,798)
Cisco Systems, Inc.	132	02/08/19	USD	42.74	USD	572	(26,486)
Comcast Corp., Class A	382	02/08/19	USD	35.32	USD	1,301	(31,010)
International Paper Co.	210	02/08/19	USD	42.55	USD	848	(23,827)
Johnson Controls International PLC	330	02/08/19	USD	34.00	USD	978	(3,087)
Merck & Co., Inc.	545	02/08/19	USD	79.90	USD	4,164	(45,238)
Pfizer, Inc.	393	02/08/19	USD	42.66	USD	1,715	(68,772)
Suncor Energy, Inc.	824	02/08/19	USD	30.01	USD	2,305	(38,158)
Verizon Communications, Inc.	875	02/08/19	USD	57.01	USD	4,919	(92,039)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Wells Fargo & Co.	699	02/08/19	USD	47.01	USD	3,221	$(63,645)
FirstEnergy Corp.	497	02/11/19	USD	38.20	USD	1,866	(40,614)
FirstEnergy Corp.	304	02/11/19	USD	38.25	USD	1,142	(19,528)
AXA Equitable Holdings, Inc.	514	02/13/19	USD	16.27	USD	855	(47,420)
Novartis AG — ADR	328	02/13/19	USD	84.73	USD	2,815	(100,671)
Taiwan Semiconductor Manufacturing Co. Ltd.	538	02/13/19	USD	37.97	USD	1,986	(60,874)
American International Group, Inc.	289	02/15/19	USD	45.00	USD	1,139	(9,248)
American International Group, Inc.	402	02/15/19	USD	39.00	USD	1,584	(89,043)
Anadarko Petroleum Corp.	128	02/15/19	USD	55.00	USD	561	(3,328)
Bank of America Corp.	642	02/15/19	USD	27.00	USD	1,582	(18,618)
Bank of America Corp.	870	02/15/19	USD	29.00	USD	2,144	(4,785)
Cisco Systems, Inc.	154	02/15/19	USD	46.00	USD	667	(14,245)
Cisco Systems, Inc.	132	02/15/19	USD	43.00	USD	572	(28,710)
Citigroup, Inc.	312	02/15/19	USD	62.50	USD	1,624	(4,836)
Citigroup, Inc.	191	02/15/19	USD	52.50	USD	994	(46,986)
Cognizant Technology Solutions Corp., Class A	82	02/15/19	USD	65.00	USD	521	(17,425)
Comcast Corp., Class A	209	02/15/19	USD	40.00	USD	712	(2,090)
Dollar General Corp.	324	02/15/19	USD	110.00	USD	3,502	(115,020)
Goldman Sachs Group, Inc.	127	02/15/19	USD	180.00	USD	2,122	(45,403)
JPMorgan Chase & Co.	493	02/15/19	USD	105.00	USD	4,813	(55,956)
Johnson Controls International PLC	164	02/15/19	USD	32.00	USD	486	(8,364)
Lowe’s Cos., Inc.	153	02/15/19	USD	95.00	USD	1,413	(41,616)
Marathon Petroleum Corp.	335	02/15/19	USD	62.50	USD	1,977	(66,163)
Masco Corp.	164	02/15/19	USD	30.00	USD	480	(18,040)
Medtronic PLC	170	02/15/19	USD	97.50	USD	1,546	(13,515)
Merck & Co., Inc.	269	02/15/19	USD	80.00	USD	2,055	(26,093)
MetLife, Inc.	800	02/15/19	USD	45.95	USD	3,285	(21,657)
Microsoft Corp.	601	02/15/19	USD	106.20	USD	6,104	(205,098)
Oracle Corp.	1,887	02/15/19	USD	50.00	USD	8,520	(43,401)
Pentair PLC	272	02/15/19	USD	40.00	USD	1,028	(21,080)
Procter & Gamble Co.	410	02/15/19	USD	97.50	USD	3,769	(38,950)
QUALCOMM, Inc.	230	02/15/19	USD	60.00	USD	1,309	(38,410)
State Street Corp.	273	02/15/19	USD	67.50	USD	1,722	(43,953)
TOTAL SA — ADR	277	02/15/19	USD	55.00	USD	1,445	(23,545)
Union Pacific Corp.	85	02/15/19	USD	145.00	USD	1,175	(30,388)
Verizon Communications, Inc.	380	02/15/19	USD	55.00	USD	2,136	(92,910)
Wells Fargo & Co.	1,121	02/15/19	USD	47.50	USD	5,166	(154,698)
Williams Cos., Inc.	421	02/15/19	USD	26.00	USD	928	(10,314)
Williams Cos., Inc.	580	02/15/19	USD	25.00	USD	1,279	(13,630)
Williams Cos., Inc.	206	02/15/19	USD	22.00	USD	454	(22,763)
AXA Equitable Holdings, Inc.	515	02/20/19	USD	16.27	USD	856	(46,090)
Comcast Corp., Class A	382	02/21/19	USD	35.32	USD	1,301	(39,014)
Johnson Controls International PLC	165	02/22/19	USD	33.00	USD	489	(5,165)
AXA Equitable Holdings, Inc.	414	02/27/19	USD	15.97	USD	688	(46,209)
AXA Equitable Holdings, Inc.	414	03/06/19	USD	15.97	USD	688	(48,294)
Lowe’s Cos., Inc.	144	03/15/19	USD	100.00	USD	1,330	(33,192)
Mondelez International, Inc.	393	03/15/19	USD	43.00	USD	1,573	(22,794)
Novo Nordisk A/S — ADR	483	03/15/19	USD	46.00	USD	2,225	(107,468)

							$(8,159,536)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bayer AG, Registered Shares	Goldman Sachs International	19,400	01/03/19	EUR	67.90	EUR	1,178	$(1)
CRH PLC	UBS AG	45,000	01/03/19	GBP	23.26	GBP	935	—
Diageo PLC	Morgan Stanley & Co. International PLC	2,500	01/03/19	GBP	27.80	GBP	70	(1,285)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	25,000	01/03/19	EUR	34.41	EUR	765	(64)
AstraZeneca PLC	Goldman Sachs International	35,500	01/04/19	GBP	60.02	GBP	2,079	(11,104)
BP PLC	Barclays Bank PLC	89,200	01/04/19	GBP	5.52	GBP	442	—
BP PLC	UBS AG	88,900	01/04/19	GBP	5.38	GBP	441	(9)
Johnson Controls International PLC	JPMorgan Chase Bank N.A.	17,800	01/04/19	USD	34.57	USD	528	—
Diageo PLC	Credit Suisse International	66,400	01/08/19	GBP	27.56	GBP	1,862	(53,041)

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Enterprise Products Partners LP	Bank of America N.A.	147,300	01/08/19	USD	27.16	USD	3,622	$(121)
AstraZeneca PLC	Credit Suisse International	110,500	01/09/19	GBP	64.58	GBP	6,471	(1,075)
BP PLC	Morgan Stanley & Co. International PLC	790,000	01/09/19	GBP	5.28	GBP	3,918	(12,081)
Lenovo Group Ltd.	Goldman Sachs International	3,036,000	01/09/19	HKD	6.02	HKD	16,060	(392)
Nestle SA, Registered Shares	Credit Suisse International	42,000	01/09/19	CHF	85.34	CHF	3,350	(2,775)
Constellation Software, Inc.	Morgan Stanley & Co. International PLC	7,500	01/11/19	CAD	953.83	CAD	6,554	(6,803)
BCE, Inc.	Credit Suisse International	36,100	01/14/19	USD	39.57	USD	1,427	(18,266)
Diageo PLC	Credit Suisse International	66,400	01/15/19	GBP	27.56	GBP	1,862	(67,044)
BP PLC	Morgan Stanley & Co. International PLC	790,000	01/16/19	GBP	5.33	GBP	3,918	(20,234)
CRH PLC	UBS AG	45,000	01/16/19	GBP	23.37	GBP	935	(283)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	223,000	01/16/19	EUR	32.73	EUR	6,824	(27,772)
Lenovo Group Ltd.	Goldman Sachs International	3,036,000	01/16/19	HKD	6.02	HKD	16,060	(3,662)
Nestle SA, Registered Shares	Credit Suisse International	42,000	01/16/19	CHF	85.85	CHF	3,350	(5,862)
BAE Systems PLC	Goldman Sachs International	91,200	01/17/19	GBP	5.00	GBP	419	(1,887)
BCE, Inc.	Bank of America N.A.	18,400	01/23/19	USD	42.53	USD	727	(519)
Diageo PLC	Credit Suisse International	48,200	01/23/19	GBP	28.37	GBP	1,352	(25,052)
AstraZeneca PLC	UBS AG	66,400	01/24/19	GBP	63.35	GBP	3,888	(16,430)
BAE Systems PLC	Goldman Sachs International	91,200	01/24/19	GBP	5.00	GBP	419	(3,286)
Koninklijke Philips NV	Goldman Sachs International	25,000	01/24/19	EUR	33.62	EUR	765	(2,486)
Siemens AG	Goldman Sachs International	35,600	01/24/19	EUR	102.23	EUR	3,467	(17,081)
CRH PLC	Goldman Sachs International	72,500	01/29/19	GBP	22.15	GBP	1,506	(14,591)
Diageo PLC	Credit Suisse International	48,200	01/29/19	GBP	28.37	GBP	1,352	(28,720)
CRH PLC	Morgan Stanley & Co. International PLC	25,500	01/31/19	GBP	20.94	GBP	530	(23,077)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	30,000	01/31/19	CHF	86.45	CHF	2,393	(3,498)
Public Service Enterprise Group, Inc.	Barclays Bank PLC	75,000	01/31/19	USD	53.47	USD	3,904	(57,668)
Bayer AG	Goldman Sachs International	53,900	02/05/19	EUR	68.17	EUR	3,272	(30,486)
BAE Systems PLC	Goldman Sachs International	419,500	02/06/19	GBP	4.72	GBP	1,926	(55,449)
BP PLC — ADR Each Representing Six PLC	Credit Suisse International	1,175,000	02/06/19	GBP	5.13	GBP	5,828	(169,677)
CRH PLC	Credit Suisse International	36,900	02/06/19	GBP	20.89	GBP	766	(37,790)
Diageo PLC	UBS AG	32,600	02/06/19	GBP	27.94	GBP	914	(29,407)
Koninklijke Philips NV	Goldman Sachs International	184,500	02/06/19	EUR	33.68	EUR	5,646	(48,758)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	800	02/06/19	CHF	82.55	CHF	64	(634)
Baker Hughes a GE Co.	Deutsche Bank AG	45,800	02/08/19	USD	22.01	USD	985	(30,504)
Koninklijke Philips NV	UBS AG	122,300	02/13/19	EUR	34.05	EUR	3,742	(32,712)

								$(861,586)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$14,179,646	$(798,222)	$(9,021,122)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$21,865	$—	$—	$—	$21,865

Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$9,021,122	$—	$—	$—	$9,021,122

(a)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(40,564)	$—	$—	$—	$(40,564)
Options written	—	—	(5,219,539)	—	—	—	(5,219,539)

	$—	$—	($5,260,103)	$—	$—	$—	($5,260,103)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation on:
Options purchased(a)	$—	$—	$(21,427)	$—	$—	$—	$(21,427)
Options written	—	—	17,485,572	—	—	—	17,485,572

	$—	$—	$17,464,145	$—	$—	$—	$17,464,145

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$7,075
Average value of option contracts written	$13,572,916

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$21,865	(a)	$9,021,122
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(21,865)		(8,159,536)

Total derivative assets and liabilities subject to an MNA	$—		$861,586

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$640	$—	$—	$—	$640
Barclays Bank PLC	57,668	—	—	—	57,668
Credit Suisse International	409,302	—	(409,302)	—	—
Deutsche Bank AG	30,504		—	—	30,504
Goldman Sachs International	189,183	—	(189,183)	—	—
Morgan Stanley & Co. International PLC	95,448	—	(95,448)	—	—
UBS AG	78,841	—	—	—	78,841

	$861,586	$—	$(693,933)	$—	$167,653

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$18,875,564	$6,071,577	$—	$24,947,141
Banks	228,587,517	—	—	228,587,517
Beverages	17,669,067	16,285,915	—	33,954,982
Building Products	16,858,836	—	—	16,858,836
Capital Markets	60,690,331	—	—	60,690,331
Chemicals	16,033,037	—	—	16,033,037
Communications Equipment	29,993,175	—	—	29,993,175
Construction Materials	—	10,265,793	—	10,265,793
Containers & Packaging	5,476,852	—	—	5,476,852
Diversified Financial Services	9,378,339	—	—	9,378,339
Diversified Telecommunication Services	78,961,186	—	—	78,961,186
Electric Utilities	50,354,637	—	—	50,354,637
Electronic Equipment, Instruments & Components	3,788,277	—	—	3,788,277
Energy Equipment & Services	3,421,295	—	—	3,421,295
Food Products	16,978,589	16,063,731	—	33,042,320
Health Care Equipment & Supplies	27,438,084	35,052,090	—	62,490,174
Health Care Providers & Services	116,813,585	—	—	116,813,585
Household Durables	9,053,702	—	—	9,053,702
Household Products	17,412,406	—	—	17,412,406
Industrial Conglomerates	37,222,193	6,853,451	—	44,075,644
Insurance	109,989,554	—	—	109,989,554
IT Services	11,414,910	—	—	11,414,910
Leisure Products	4,796,259	—	—	4,796,259
Machinery	4,125,198	—	—	4,125,198
Media	26,494,475	—	—	26,494,475
Multi-Utilities	14,701,002	—	—	14,701,002
Multiline Retail	13,771,229	—	—	13,771,229
Oil, Gas & Consumable Fuels	145,253,765	31,970,100	—	177,223,865
Personal Products	11,969,424	—	—	11,969,424
Pharmaceuticals	136,468,392	47,955,520	—	184,423,912
Road & Rail	7,467,185	—	—	7,467,185
Semiconductors & Semiconductor Equipment	32,695,406	—	—	32,695,406
Software	94,034,189	—	—	94,034,189
Specialty Retail	13,585,232	—	—	13,585,232
Technology Hardware, Storage & Peripherals	4,021,581	18,834,982	—	22,856,563
Tobacco	18,512,360	—	—	18,512,360
Short-Term Securities	44,526,058	—	—	44,526,058
Options Purchased
Equity Contracts	21,865	—	—	21,865

	$1,458,854,756	$189,353,159	$—	$1,648,207,915

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(6,094,175)	$(2,926,947)	$—	$(9,021,122)

(a)	Derivative financial instruments are options written which are shown at value.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.6%

Australia — 5.4%
Amcor Ltd.	2,385,294	$22,272,566
Ansell Ltd.	406,296	6,311,689
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	778,801	12,149,387

		40,733,645

Canada — 6.5%
Rogers Communications, Inc., Class B	468,324	23,999,375
TELUS Corp.	748,123	24,796,781

		48,796,156

China — 1.0%
ANTA Sports Products Ltd.	1,514,000	7,248,060

Denmark — 1.1%
Novo Nordisk A/S, Class B	186,453	8,563,240

Finland — 3.1%
Kone OYJ, Class B	482,959	23,057,120

France — 3.4%
Sanofi	138,932	12,052,328
Schneider Electric SE	199,357	13,522,626

		25,574,954

Germany — 2.3%
Deutsche Post AG, Registered Shares	644,258	17,594,177

India — 1.1%
Hero MotoCorp Ltd.	167,596	7,447,187
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $2,637,143)(a)(c)	3,540	711,221

		8,158,408

Ireland — 1.3%
Medtronic PLC(d)	108,795	9,895,993

Japan — 1.0%
Japan Tobacco, Inc.	310,500	7,377,816

Netherlands — 2.4%
Heineken NV	111,338	9,840,807
Koninklijke Philips NV	237,749	8,335,358

		18,176,165

Singapore — 3.0%
DBS Group Holdings Ltd.	661,968	11,511,521
United Overseas Bank Ltd.	606,000	10,962,532

		22,474,053

Sweden — 1.4%
Svenska Handelsbanken AB, Class A	937,035	10,425,147

Switzerland — 5.6%
Nestle SA, Registered Shares	221,663	17,990,778
Novartis AG, Registered Shares	205,598	17,608,274
SGS SA, Registered Shares	3,121	7,025,435

		42,624,487

Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,023,000	14,689,467

United Kingdom — 15.5%
AstraZeneca PLC	147,550	11,014,006
BAE Systems PLC	2,645,660	15,474,076
British American Tobacco PLC	497,713	15,836,737
Diageo PLC	384,545	13,741,483
GlaxoSmithKline PLC	910,852	17,359,033
Imperial Brands PLC	626,898	19,027,427
RELX PLC	386,186	7,945,871

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	314,498	$16,512,016

		116,910,649

United States — 40.6%
3M Co.(d)	75,958	14,473,037
AbbVie, Inc.(d)	163,548	15,077,490
Altria Group, Inc.(d)(e)	439,569	21,710,313
Cisco Systems, Inc.(d)(e)	538,639	23,339,228
Citizens Financial Group, Inc.(d)	167,555	4,981,410
Coca-Cola Co.(d)(e)	429,409	20,332,516
FirstSun Capital Bancorp, (Acquired 3/10/14, cost $5,461,692)(a)(c)	120,312	3,818,703
Genuine Parts Co.(d)	218,577	20,987,764
International Paper Co.(d)	450,327	18,175,198
Johnson & Johnson(d)(e)	172,747	22,293,000
M&T Bank Corp.(d)	69,614	9,963,852
Microsoft Corp.(d)	75,620	7,680,723
Paychex, Inc.(d)	176,452	11,495,848
PepsiCo, Inc.(d)	172,631	19,072,273
Pfizer, Inc.(d)(e)	389,261	16,991,243
Philip Morris International, Inc.(d)	219,915	14,681,525
Procter & Gamble Co.(d)	141,136	12,973,221
Texas Instruments, Inc.(d)	59,171	5,591,659
U.S. Bancorp(d)	249,836	11,417,505
United Parcel Service, Inc., Class B(d)	76,232	7,434,907
United Technologies Corp.(d)	124,974	13,307,232
Wells Fargo & Co.(d)	228,246	10,517,576

		306,316,223

Total Common Stocks — 96.6% (Cost — $797,672,217)		728,615,760

Preferred Stocks — 0.8%

United States — 0.8%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(a)(c)	508,800	2,752,608
Uber Technologies, Inc., Series D (Acquired 6/01/14, cost $1,611,693), 0.00%(a)(c)	68,723	3,090,473

Total Preferred Stocks — 0.8% (Cost — $4,185,045)		5,843,081

Total Long-Term Investments — 97.4% (Cost — $801,857,262)		734,458,841

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(f)(g)	19,702,446	19,702,446

Total Short-Term Securities — 2.6% (Cost — $19,702,446)		19,702,446

Options Purchased — 0.0% (Cost — $4,635)		1,624

Total Investments Before Options Written — 100.0% (Cost — $821,564,343)		754,162,911

Options Written — (0.5)% (Premiums Received — $7,395,565)		(3,609,231)

Total Investments, Net of Options Written — 99.5% (Cost — $814,168,778)		750,553,680

Other Assets Less Liabilities — 0.5%		4,047,881

Net Assets — 100.0%		$754,601,561

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $10,373,005 and an original cost of $12,829,472, which was 1.37% of its net assets.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Annualized 7-day yield as of period end.

(g)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,118,524	6,583,922	19,702,446	$19,702,446	$99,772	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Wells Fargo & Co.	166	01/04/19	USD	50.00	USD	765	$249
Wells Fargo & Co.	166	01/11/19	USD	51.50	USD	765	664
Altria Group, Inc.	158	01/18/19	USD	62.50	USD	780	711

							$1,624

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Bancorp	34	01/03/19	USD	55.50	USD	155	$—
3M Co.	75	01/04/19	USD	202.50	USD	1,429	(600)
AbbVie, Inc.	112	01/04/19	USD	92.00	USD	1,033	(15,512)
Altria Group, Inc.	212	01/04/19	USD	55.50	USD	1,047	(8,268)
Coca-Cola Co.	561	01/04/19	USD	50.00	USD	2,656	(1,683)
Genuine Parts Co.	164	01/04/19	USD	101.00	USD	1,575	(4,920)
Medtronic PLC	41	01/04/19	USD	95.00	USD	373	(328)
Pfizer, Inc.	408	01/04/19	USD	43.50	USD	1,781	(21,420)
Pfizer, Inc.	102	01/04/19	USD	44.50	USD	445	(1,734)
Pfizer, Inc.	102	01/04/19	USD	46.50	USD	445	(408)
Pfizer, Inc.	60	01/04/19	USD	45.00	USD	262	(420)
Philip Morris International, Inc.	179	01/04/19	USD	87.00	USD	1,195	(8,950)
Procter & Gamble Co.	57	01/04/19	USD	94.50	USD	524	(769)
Rogers Communications, Inc., Class B	245	01/04/19	CAD	71.50	CAD	1,714	(2,512)
Texas Instruments, Inc.	80	01/04/19	USD	101.00	USD	756	(280)
U.S. Bancorp	35	01/04/19	USD	55.50	USD	160	—
United Technologies Corp.	112	01/04/19	USD	123.00	USD	1,193	(2,800)
Wells Fargo & Co.	90	01/04/19	USD	56.00	USD	415	(180)
Wells Fargo & Co.	76	01/04/19	USD	54.00	USD	350	(1,292)
3M Co.	73	01/11/19	USD	210.00	USD	1,391	(803)
AbbVie, Inc.	124	01/11/19	USD	92.00	USD	1,143	(27,156)
Altria Group, Inc.	212	01/11/19	USD	55.01	USD	1,047	(70)
Genuine Parts Co.	163	01/11/19	USD	105.00	USD	1,565	(6,520)
Johnson & Johnson	143	01/11/19	USD	146.00	USD	1,845	(572)
Microsoft Corp.	114	01/11/19	USD	112.00	USD	1,158	(1,368)
PepsiCo, Inc.	72	01/11/19	USD	120.00	USD	795	(504)
Pfizer, Inc.	102	01/11/19	USD	46.50	USD	445	(918)
Pfizer, Inc.	59	01/11/19	USD	45.00	USD	258	(1,416)
Procter & Gamble Co.	108	01/11/19	USD	93.00	USD	993	(11,340)
Texas Instruments, Inc.	80	01/11/19	USD	100.00	USD	756	(4,400)
U.S. Bancorp	149	01/11/19	USD	54.50	USD	681	(596)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
U.S. Bancorp	140	01/11/19	USD	54.00	USD	640	$(560)
Wells Fargo & Co.	90	01/11/19	USD	56.00	USD	415	(270)
Wells Fargo & Co.	76	01/11/19	USD	54.00	USD	350	(228)
AbbVie, Inc.	112	01/18/19	USD	92.50	USD	1,033	(24,584)
AbbVie, Inc.	67	01/18/19	USD	87.50	USD	618	(37,185)
Altria Group, Inc.	158	01/18/19	USD	67.50	USD	780	(474)
Altria Group, Inc.	613	01/18/19	USD	55.00	USD	3,028	(6,743)
Cisco Systems, Inc.	170	01/18/19	USD	46.00	USD	737	(3,910)
Citizens Financial Group, Inc.	287	01/18/19	USD	37.25	USD	853	(1)
Coca-Cola Co.	928	01/18/19	USD	50.00	USD	4,394	(11,600)
Genuine Parts Co.	218	01/18/19	USD	105.00	USD	2,093	(3,270)
Johnson & Johnson	326	01/18/19	USD	145.75	USD	4,207	(906)
M&T Bank Corp.	150	01/18/19	USD	165.00	USD	2,147	(11,250)
Medtronic PLC	110	01/18/19	USD	96.25	USD	1,001	(4,853)
Microsoft Corp.	168	01/18/19	USD	110.00	USD	1,706	(7,896)
PepsiCo, Inc.	389	01/18/19	USD	120.00	USD	4,298	(4,473)
Pfizer, Inc.	291	01/18/19	USD	44.00	USD	1,270	(24,008)
Pfizer, Inc.	102	01/18/19	USD	45.00	USD	445	(4,233)
Philip Morris International, Inc.	147	01/18/19	USD	90.00	USD	981	(367)
Procter & Gamble Co.	115	01/18/19	USD	95.00	USD	1,057	(7,647)
Rogers Communications, Inc., Class B	348	01/18/19	CAD	70.00	CAD	2,435	(28,422)
Rogers Communications, Inc., Class B	324	01/18/19	CAD	72.00	CAD	2,267	(8,662)
Texas Instruments, Inc.	68	01/18/19	USD	100.00	USD	643	(6,528)
U.S. Bancorp	107	01/18/19	USD	55.00	USD	489	(107)
United Parcel Service, Inc., Class B	172	01/18/19	USD	105.00	USD	1,678	(7,654)
United Technologies Corp.	81	01/18/19	USD	115.00	USD	862	(3,280)
United Technologies Corp.	80	01/18/19	USD	125.00	USD	852	(880)
Wells Fargo & Co.	150	01/18/19	USD	55.00	USD	691	(150)
Wells Fargo & Co.	121	01/18/19	USD	52.50	USD	558	(665)
Paychex, Inc.	141	01/18/19	USD	70.00	USD	919	(2,115)
3M Co.	76	01/25/19	USD	205.00	USD	1,448	(6,726)
AbbVie, Inc.	320	01/25/19	USD	88.50	USD	2,950	(165,600)
Altria Group, Inc.	501	01/25/19	USD	55.00	USD	2,474	(8,267)
Cisco Systems, Inc.	455	01/25/19	USD	49.00	USD	1,972	(2,502)
Cisco Systems, Inc.	346	01/25/19	USD	42.00	USD	1,499	(70,238)
Coca-Cola Co.	46	01/25/19	USD	50.00	USD	218	(874)
International Paper Co.	626	01/25/19	USD	44.50	USD	2,527	(13,459)
Johnson & Johnson	123	01/25/19	USD	148.00	USD	1,587	(861)
Johnson & Johnson	12	01/25/19	USD	136.00	USD	155	(1,236)
Medtronic PLC	40	01/25/19	USD	95.50	USD	364	(2,820)
Microsoft Corp.	100	01/25/19	USD	113.00	USD	1,016	(4,650)
Microsoft Corp.	20	01/25/19	USD	106.00	USD	203	(4,160)
PepsiCo, Inc.	315	01/25/19	USD	113.00	USD	3,480	(51,345)
Pfizer, Inc.	108	01/25/19	USD	45.00	USD	471	(6,048)
Pfizer, Inc.	109	01/25/19	USD	44.50	USD	476	(8,121)
Pfizer, Inc.	182	01/25/19	USD	44.00	USD	794	(17,745)
Philip Morris International, Inc.	118	01/25/19	USD	88.00	USD	788	(5,192)
Procter & Gamble Co.	108	01/25/19	USD	93.00	USD	993	(18,468)
Texas Instruments, Inc.	38	01/25/19	USD	101.00	USD	359	(6,023)
U.S. Bancorp	99	01/25/19	USD	52.00	USD	452	(594)
United Parcel Service, Inc., Class B	171	01/25/19	USD	106.00	USD	1,668	(9,063)
Wells Fargo & Co.	86	01/25/19	USD	48.00	USD	396	(7,396)
Pfizer, Inc.	40	01/28/19	USD	45.10	USD	175	(2,461)
Cisco Systems, Inc.	464	01/31/19	USD	46.25	USD	2,011	(25,495)
3M Co.	117	02/01/19	USD	202.50	USD	2,229	(24,512)
Cisco Systems, Inc.	346	02/01/19	USD	42.50	USD	1,499	(66,951)
Cisco Systems, Inc.	293	02/01/19	USD	48.28	USD	1,270	(7,469)
Genuine Parts Co.	178	02/01/19	USD	97.00	USD	1,709	(38,715)
International Paper Co.	626	02/01/19	USD	44.50	USD	2,527	(21,597)
Medtronic PLC	220	02/01/19	USD	93.00	USD	2,001	(37,730)
Microsoft Corp.	20	02/01/19	USD	106.00	USD	203	(5,210)
Pfizer, Inc.	60	02/01/19	USD	44.00	USD	262	(6,630)

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Philip Morris International, Inc.	163	02/01/19	USD	71.00	USD	1,088	$(12,062)
U.S. Bancorp	158	02/01/19	USD	47.50	USD	722	(11,692)
Wells Fargo & Co.	118	02/01/19	USD	49.00	USD	544	(7,493)
Wells Fargo & Co.	151	02/01/19	USD	47.00	USD	696	(20,234)
Cisco Systems, Inc.	346	02/08/19	USD	42.74	USD	1,499	(69,426)
International Paper Co.	774	02/08/19	USD	42.55	USD	3,124	(87,820)
Pfizer, Inc.	26	02/08/19	USD	42.66	USD	113	(4,550)
US Bancorp	201	02/08/19	USD	47.00	USD	919	(21,306)
Wells Fargo & Co.	151	02/08/19	USD	47.01	USD	696	(13,749)
Cisco Systems, Inc.	464	02/15/19	USD	46.00	USD	2,011	(42,920)
Cisco Systems, Inc.	346	02/15/19	USD	43.00	USD	1,499	(75,255)
Coca-Cola Co.	654	02/15/19	USD	50.00	USD	3,097	(27,795)
Genuine Parts Co.	260	02/15/19	USD	105.00	USD	2,497	(9,750)
Medtronic PLC	78	02/15/19	USD	97.50	USD	709	(6,201)
Microsoft Corp.	31	02/15/19	USD	106.20	USD	315	(10,579)
Philip Morris International, Inc.	163	02/15/19	USD	72.50	USD	1,088	(15,322)
Procter & Gamble Co.	430	02/15/19	USD	97.50	USD	3,953	(40,850)
Rogers Communications, Inc., Class B	187	02/15/19	CAD	72.00	CAD	1,308	(13,972)
TELUS Corp.	472	02/15/19	CAD	48.00	CAD	2,136	(7,260)
US Bancorp	201	02/15/19	USD	47.50	USD	919	(19,397)
United Technologies Corp.	164	02/15/19	USD	115.00	USD	1,746	(23,944)
Wells Fargo & Co.	249	02/15/19	USD	47.50	USD	1,147	(34,362)

							$(1,564,757)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	150,000	01/03/19	HKD	35.93	HKD	5,624	$(35,292)
Amcor Ltd.	Morgan Stanley & Co. International PLC	155,000	01/03/19	AUD	13.83	AUD	2,055	(7)
DBS Group Holdings Ltd.	UBS AG	68,000	01/03/19	SGD	23.88	SGD	1,612	(8,367)
Diageo PLC	Morgan Stanley & Co. International PLC	12,400	01/03/19	GBP	27.80	GBP	348	(6,376)
Heineken NV	Morgan Stanley & Co. International PLC	24,000	01/03/19	EUR	82.09	EUR	1,851	(293)
Kone OYJ, Class B	Citibank N.A.	30,100	01/03/19	EUR	45.50	EUR	1,254	(4)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	27,000	01/03/19	EUR	34.41	EUR	826	(69)
M&T Bank Corp.	Barclays Bank PLC	16,400	01/03/19	USD	167.66	USD	2,347	—
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	13,000	01/03/19	DKK	303.49	DKK	3,891	(3,588)
Paychex, Inc.	Morgan Stanley & Co. International PLC	14,100	01/03/19	USD	70.16	USD	919	(1)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	20,000	01/03/19	AUD	22.38	AUD	443	(2,141)
TELUS Corp.	Credit Suisse International	19,900	01/03/19	CAD	46.84	CAD	900	(2)
AstraZeneca PLC	Goldman Sachs International	44,200	01/04/19	GBP	60.02	GBP	2,588	(13,825)
GlaxoSmithKline PLC	Goldman Sachs International	164,000	01/04/19	GBP	15.42	GBP	2,452	(10,703)
Imperial Brands PLC	Barclays Bank PLC	77,500	01/04/19	GBP	27.70	GBP	1,845	(98)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	35,400	01/04/19	CHF	85.93	CHF	2,824	(203)
Schneider Electric SE	Barclays Bank PLC	11,000	01/04/19	EUR	65.58	EUR	651	(3)
Unilever PLC	Goldman Sachs International	60,000	01/04/19	GBP	41.94	GBP	2,471	(10,111)
Rogers Communications, Inc., Class B	Citibank N.A.	44,000	01/07/19	CAD	68.72	CAD	3,078	(49,625)
Deutsche Post AG, Registered Shares	Citibank N.A.	73,200	01/08/19	EUR	29.42	EUR	1,745	(124)
Diageo PLC	Credit Suisse International	24,900	01/08/19	GBP	27.56	GBP	698	(19,890)
Sanofi	Morgan Stanley & Co. International PLC	35,500	01/08/19	EUR	80.59	EUR	2,688	(2,628)
Svenska Handelsbanken AB	Barclays Bank PLC	117,200	01/08/19	SEK	100.10	SEK	11,557	(9,886)
Amcor Ltd.	UBS AG	398,100	01/09/19	AUD	13.33	AUD	5,279	(34,568)
Ansell Ltd.	Morgan Stanley & Co. International PLC	27,000	01/09/19	AUD	23.55	AUD	596	(479)
Kone OYJ, Class B	UBS AG	27,400	01/09/19	EUR	43.84	EUR	1,142	(2,226)
Novartis AG, Registered Shares	UBS AG	21,500	01/09/19	CHF	90.35	CHF	1,810	(1,068)
RELX PLC	Goldman Sachs International	52,000	01/09/19	EUR	19.20	EUR	934	(607)
British American Tobacco PLC	UBS AG	72,800	01/10/19	GBP	28.14	GBP	1,817	(7,992)
SGS SA, Registered Shares	Goldman Sachs International	1,100	01/10/19	CHF	2,381.58	CHF	2,434	(1,385)
SGS SA, Registered Shares	UBS AG	365	01/10/19	CHF	2,315.33	CHF	808	(2,222)
Sonic Healthcare Ltd.	Citibank N.A.	95,000	01/10/19	AUD	22.99	AUD	2,104	(5,946)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TELUS Corp.	Citibank N.A.	28,500	01/11/19	CAD	46.93	CAD	1,290	$(473)
TELUS Corp.	Royal Bank of Canada	14,900	01/11/19	CAD	48.03	CAD	674	(229)
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	360,000	01/15/19	HKD	36.62	HKD	13,496	(92,749)
Deutsche Post AG, Registered Shares	Citibank N.A.	73,200	01/15/19	EUR	29.42	EUR	1,745	—
Diageo PLC	Credit Suisse International	24,900	01/15/19	GBP	27.56	GBP	698	(25,142)
Heineken NV	Morgan Stanley & Co. International PLC	26,200	01/15/19	EUR	79.37	EUR	2,021	(13,743)
TELUS Corp.	Royal Bank of Canada	20,000	01/15/19	CAD	47.75	CAD	905	(1,001)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	149,400	01/15/19	SGD	24.59	SGD	3,684	(50,434)
Amcor Ltd.	Morgan Stanley & Co. International PLC	155,000	01/16/19	AUD	13.90	AUD	2,055	(2,016)
Ansell Ltd.	UBS AG	62,200	01/16/19	AUD	23.96	AUD	1,372	(1,422)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	87,800	01/16/19	SGD	24.33	SGD	2,081	(11,954)
DBS Group Holdings Ltd.	UBS AG	68,000	01/16/19	SGD	23.88	SGD	1,612	(17,119)
GlaxoSmithKline PLC	Goldman Sachs International	164,000	01/16/19	GBP	15.42	GBP	2,452	(33,183)
Imperial Tobacco PLC	Barclays Bank PLC	77,500	01/16/19	GBP	27.70	GBP	1,845	(6,760)
Japan Tobacco, Inc.	JPMorgan Chase Bank N.A.	35,900	01/16/19	JPY	2,926.73	JPY	93,495	(162)
Kone OYJ, Class B	Goldman Sachs International	44,200	01/16/19	EUR	45.37	EUR	1,842	(1,908)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	27,000	01/16/19	EUR	34.60	EUR	826	(586)
Novartis AG, Registered Shares	UBS AG	21,500	01/16/19	CHF	90.35	CHF	1,810	(3,545)
RELX PLC	Credit Suisse International	69,700	01/16/19	EUR	18.29	EUR	1,252	(16,999)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	20,000	01/16/19	AUD	22.49	AUD	443	(4,174)
BAE Systems PLC	Goldman Sachs International	82,500	01/17/19	GBP	5.00	GBP	379	(1,707)
Sanofi	Morgan Stanley & Co. International PLC	35,500	01/17/19	EUR	80.59	EUR	2,688	(9,056)
Schneider Electric SE	Goldman Sachs International	11,000	01/17/19	EUR	65.60	EUR	651	(674)
Svenska Handelsbanken AB	Goldman Sachs International	117,200	01/17/19	SEK	100.13	SEK	11,557	(15,395)
TELUS Corp.	Royal Bank of Canada	36,900	01/18/19	CAD	47.00	CAD	1,670	(3,514)
Amcor Ltd.	UBS AG	82,300	01/23/19	AUD	13.38	AUD	1,091	(10,548)
Diageo PLC	Credit Suisse International	24,900	01/23/19	GBP	28.37	GBP	698	(12,942)
Kone OYJ, Class B	Credit Suisse International	49,500	01/23/19	EUR	42.90	EUR	2,063	(30,214)
Svenska Handelsbanken AB	Credit Suisse International	187,300	01/23/19	SEK	99.34	SEK	18,470	(36,628)
TELUS Corp.	Royal Bank of Canada	21,600	01/23/19	CAD	46.75	CAD	977	(2,022)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	455,000	01/23/19	USD	228.01	USD	101,551	(84,685)
ANTA Sports Products Ltd.	Goldman Sachs International	199,000	01/24/19	HKD	38.81	HKD	7,461	(34,320)
Ansell Ltd.	Morgan Stanley & Co. International PLC	24,200	01/24/19	AUD	23.19	AUD	534	(3,068)
Ansell Ltd.	Morgan Stanley & Co. International PLC	4,800	01/24/19	AUD	23.40	AUD	106	(454)
BAE Systems PLC	Goldman Sachs International	82,500	01/24/19	GBP	5.00	GBP	379	(2,972)
British American Tobacco PLC	Goldman Sachs International	50,700	01/24/19	GBP	28.30	GBP	1,265	(7,061)
Deutsche Post AG, Registered Shares	UBS AG	65,300	01/24/19	EUR	28.55	EUR	1,557	(4,286)
Koninklijke Philips NV	Goldman Sachs International	56,000	01/24/19	EUR	33.62	EUR	1,714	(5,568)
Novo Nordisk A/S, Class B	Goldman Sachs International	13,000	01/24/19	DKK	307.22	DKK	3,891	(8,453)
Sonic Healthcare Ltd.	UBS AG	79,400	01/24/19	AUD	21.83	AUD	1,759	(40,178)
Unilever PLC	Credit Suisse International	66,300	01/24/19	GBP	43.23	GBP	2,731	(21,552)
TELUS Corp.	Royal Bank of Canada	29,000	01/25/19	CAD	48.00	CAD	1,312	(2,994)
Diageo PLC	Credit Suisse International	24,900	01/29/19	GBP	28.37	GBP	698	(14,836)
GlaxoSmithKline PLC	Deutsche Bank AG	31,900	01/29/19	GBP	14.67	GBP	477	(26,027)
Kone OYJ, Class B	UBS AG	38,800	01/29/19	EUR	44.04	EUR	1,617	(15,968)
Nestle SA, Registered Shares	Deutsche Bank AG	58,300	01/29/19	CHF	83.97	CHF	4,651	(20,705)
Novo Nordisk A/S, Class B	Goldman Sachs International	27,200	01/29/19	DKK	301.92	DKK	8,140	(34,353)
Sonic Healthcare Ltd.	UBS AG	16,600	01/29/19	AUD	21.63	AUD	368	(10,685)
Amcor Ltd.	UBS AG	141,500	01/30/19	AUD	13.32	AUD	1,876	(24,768)
Ansell Ltd.	UBS AG	32,300	01/30/19	AUD	23.64	AUD	713	(4,922)
BAE Systems PLC	Morgan Stanley & Co. International PLC	216,000	01/30/19	GBP	4.68	GBP	991	(28,162)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	455,000	01/30/19	USD	228.01	USD	101,551	(99,099)
British American Tobacco PLC	Goldman Sachs International	50,700	01/31/19	GBP	28.30	GBP	1,265	(11,305)
Imperial Brands PLC	Credit Suisse International	64,500	01/31/19	GBP	24.55	GBP	1,536	(31,799)
Paychex, Inc.	Barclays Bank PLC	50,000	01/31/19	USD	67.79	USD	3,258	(32,493)
Rogers Communications, Inc., Class B	Citibank N.A.	18,800	01/31/19	CAD	69.94	CAD	1,315	(17,294)
Schneider Electric S.A.	UBS AG	8,500	01/31/19	EUR	62.83	EUR	503	(6,215)
TELUS Corp.	Royal Bank of Canada	47,200	01/31/19	CAD	47.75	CAD	2,136	(2,095)
TELUS Corp.	Royal Bank of Canada	21,500	02/01/19	CAD	46.75	CAD	973	(3,234)
DBS Group Holdings Ltd.	BNP Paribas S.A.	74,100	02/04/19	SGD	23.77	SGD	1,756	(32,540)
TELUS Corp.	Goldman Sachs International	25,000	02/04/19	CAD	46.65	CAD	1,131	(4,536)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	123,300	02/04/19	SGD	24.54	SGD	3,041	(62,973)

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Japan Tobacco, Inc.	JPMorgan Chase Bank N.A.	37,000	02/05/19	JPY	2,877.38	JPY	96,360	$(3,493)
Amcor Ltd.	Morgan Stanley & Co. International PLC	141,500	02/06/19	AUD	13.32	AUD	1,876	(27,692)
Ansell Ltd.	Morgan Stanley & Co. International PLC	32,300	02/06/19	AUD	23.64	AUD	713	(6,192)
BAE Systems PLC	Morgan Stanley & Co. International PLC	248,800	02/06/19	GBP	4.79	GBP	1,142	(23,058)
Diageo PLC	UBS AG	61,100	02/06/19	GBP	27.94	GBP	1,713	(55,115)
Kone OYJ, Class B	Credit Suisse International	27,400	02/06/19	EUR	43.05	EUR	1,142	(21,866)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	35,400	02/06/19	CHF	82.55	CHF	2,824	(28,043)
Novartis AG, Registered Shares	Credit Suisse International	94,200	02/06/19	CHF	90.48	CHF	7,930	(32,149)
RELX PLC	Credit Suisse International	52,000	02/06/19	EUR	18.14	EUR	934	(24,473)
Sanofi	Credit Suisse International	37,300	02/06/19	EUR	77.09	EUR	2,824	(61,619)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	68,900	02/06/19	AUD	21.68	AUD	1,526	(44,260)
Schneider Electric S.A	Morgan Stanley & Co. International PLC	34,400	02/06/19	EUR	62.16	EUR	2,036	(38,175)
TELUS Corp.	Royal Bank of Canada	24,900	02/06/19	CAD	46.62	CAD	1,127	(4,890)
Rogers Communications, Inc., Class B	Credit Suisse International	37,500	02/11/19	CAD	71.72	CAD	2,624	(25,448)
BAE Systems PLC	UBS AG	172,500	02/12/19	GBP	4.71	GBP	792	(26,809)
GlaxoSmithKline PLC	Goldman Sachs International	50,000	02/12/19	GBP	15.48	GBP	748	(22,194)
Novo Nordisk A/S, Class B	Goldman Sachs International	30,800	02/12/19	DKK	305.65	DKK	9,218	(40,398)
ANTA Sports Products Ltd.	Goldman Sachs International	199,000	02/13/19	HKD	38.81	HKD	7,461	(50,979)
Citizens Financial Group, Inc.	Goldman Sachs International	46,600	02/13/19	USD	34.36	USD	1,385	(3,778)
Schneider Electric S.A	UBS AG	24,800	02/13/19	EUR	59.53	EUR	1,468	(58,258)
Unilever PLC	Credit Suisse International	66,300	02/13/19	GBP	43.23	GBP	2,731	(32,017)
BAE Systems PLC	UBS AG	172,500	02/19/19	GBP	4.71	GBP	792	(29,764)
Japan Tobacco, Inc.	UBS AG	35,800	02/20/19	JPY	2,870.69	JPY	93,671	(6,136)
BAE Systems PLC	Morgan Stanley & Co. International PLC	216,000	02/26/19	GBP	4.68	GBP	992	(42,040)

								$(2,044,474)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,274,244	$(487,910)	$(3,609,231)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$1,624	$—	$—	$—	$1,624

(a)	Includes options purchased at value as reported in the Schedule of Investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$3,609,231	$—	$—	$—	$3,609,231

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,220)	$—	$—	$—	$(2,220)
Options written	—	—	(1,712,691)	—	—	—	(1,712,691)

	$—	$—	$(1,714,911)		$—	$—	$(1,714,911)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(3,011)	$—	$—	$—	$(3,011)
Options written	—	—	3,709,364	—	—	—	3,709,364

	$—	$—	$3,706,353	$—	$—	$—	$3,706,353

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$406
Average value of option contracts written	$5,431,119

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,624	$3,609,231
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,624)	(1,564,757)

Total derivative assets and liabilities subject to an MNA	$—	$2,044,474

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$49,240	$—	$(49,240)	$—	$—
BNP Paribas S.A.	32,540	—	—	—	32,540
Citibank N.A.	73,466	—	(73,466)	—	—
Credit Suisse International	407,576	—	(407,576)	—	—
Deutsche Bank AG	46,732	—	—	—	46,732
Goldman Sachs International	315,415	—	(315,415)	—	—
JPMorgan Chase Bank N.A.	59,869	—	(59,869)	—	—
Morgan Stanley & Co. International PLC	483,692	—	(483,692)	—	—
Royal Bank of Canada	19,979	—	—	—	19,979
UBS AG	555,965	—	(552,161)	—	3,804

	$2,044,474	$—	$(1,941,419)	$—	$103,055

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$40,733,642	$3	$40,733,645
Canada	48,796,156	—	—	48,796,156
China	—	7,248,060	—	7,248,060
Denmark	—	8,563,240	—	8,563,240
Finland	—	23,057,120	—	23,057,120
France	—	25,574,954	—	25,574,954
Germany	—	17,594,177	—	17,594,177
India	—	7,447,187	711,221	8,158,408
Ireland	9,895,993	—	—	9,895,993
Japan	—	7,377,816	—	7,377,816
Netherlands	—	18,176,165	—	18,176,165
Singapore	—	22,474,053	—	22,474,053
Sweden	—	10,425,147	—	10,425,147
Switzerland	—	42,624,487	—	42,624,487
Taiwan	—	14,689,467	—	14,689,467
United Kingdom	—	116,910,649	—	116,910,649
United States	302,497,520	—	3,818,703	306,316,223
Preferred Stocks	—	—	5,843,081	5,843,081
Short-Term Securities	19,702,446	—	—	19,702,446
Options Purchased:
Equity contracts	1,624	—	—	1,624

	$380,893,739	$362,896,164	$10,373,008	$754,162,911

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(1,337,378)	$(2,271,853)	$—	$(3,609,231)

(a)	Derivative financial instruments are options written which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2 (a)	Transfers Out of Level 1 (a)
Assets:
Investments:
Common Stocks	$10,912,439	$(10,912,439)

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2017	$4,411,841	$11,646,491	$16,058,332
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	3,369,128	3,369,128
Net change in unrealized appreciation (depreciation)(a)(b)	(2,519,060)	(386,567)	(2,905,627)
Purchases	2,637,146	—	2,637,146
Sales	—	(8,785,971)	(8,785,971)

Closing Balance as of December 31, 2018	$4,529,927	$5,843,081	$10,373,008

Net change in unrealized appreciation (depreciation) on investments held as of December 31, 2018(b)	$(2,519,060)	$(2,435,642)	$(4,954,702)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $3. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks			Tangible Book Value Multiple(a)	1.65x	—
	$4,529,924	Market	Revenue Multiple(a)	6.25x	—
Preferred Stocks(b)	5,843,081	Market	Revenue Multiple(a)	6.50x – 14.25x	10.15x

$10,373,005

(a)	Increase in unobservable input may result in a significant increase to value, while an decrease in unobservable input may result in a significant decrease to value.
(b)

For the year ended December 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $3,090,473 changed to Current Value. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.6%

Australia — 9.0%
Amcor Ltd.	3,183,632	$29,727,008
Ansell Ltd.	642,538	9,981,639
Sonic Healthcare Ltd.	1,045,833	16,315,117

		56,023,764

Canada — 10.5%
Rogers Communications, Inc., Class B	617,651	31,651,673
TELUS Corp.	1,017,097	33,712,012

		65,363,685

China — 1.8%
ANTA Sports Products Ltd.	2,377,600	11,382,422

Denmark — 2.0%
Novo Nordisk A/S, Class B	269,928	12,397,002

Finland — 5.0%
Kone OYJ, Class B	658,664	31,445,516

France — 5.7%
Sanofi	191,073	16,575,551
Schneider Electric SE	274,631	18,628,552

		35,204,103

Germany — 3.9%
Deutsche Post AG, Registered Shares	881,559	24,074,680

India — 1.8%
Hero MotoCorp Ltd.	258,655	11,493,426

Japan — 1.6%
Japan Tobacco, Inc.	421,300	10,010,543

Netherlands — 4.1%
Heineken NV	149,488	13,212,762
Koninklijke Philips NV	347,780	12,192,988

		25,405,750

Singapore — 3.0%
DBS Group Holdings Ltd.	561,600	9,766,137
United Overseas Bank Ltd.	507,200	9,175,242

		18,941,379

Sweden — 2.6%
Svenska Handelsbanken AB, Class A	1,471,323	16,369,462

Switzerland — 9.4%
Nestle SA, Registered Shares	304,853	24,742,707
Novartis AG, Registered Shares	282,575	24,200,907
SGS SA, Registered Shares	4,257	9,582,595

		58,526,209

Taiwan — 3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,721,000	19,757,804

United Kingdom — 26.3%
AstraZeneca PLC	197,796	14,764,665
BAE Systems PLC	3,638,573	21,281,478
British American Tobacco PLC	693,784	22,075,522
Diageo PLC	497,626	17,782,365
GlaxoSmithKline PLC	1,291,186	24,607,445
Imperial Brands PLC	996,810	30,254,888
RELX PLC	513,773	10,571,005
Unilever PLC	433,115	22,739,738

		164,077,106

Security	Shares	Value

United States — 4.7%
3M Co.(a)(b)	102,009	$19,436,795
Microsoft Corp.(a)(b)	98,435	9,998,043

		29,434,838

Total Common Stocks — 94.6% (Cost — $ 656,296,615)		589,907,689

Preferred Stocks — 0.8%

China — 0.6%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,106,332), 0.00%(c)(d)(e)	76,800	3,455,232

India — 0.2%
Jasper Infotech Private Ltd., Series I, (Acquired 05/07/14-10/19/14, cost $3,948,600), 0.00%(c)(d)(e)	5,300	1,064,823

Total Preferred Stocks — 0.8% (Cost — $6,054,932)		4,520,055

Total Long-Term Investments — 95.4% (Cost —$662,351,547)		594,427,744

Short-Term Securities — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(f)(g)	25,489,943	25,489,943

Total Short-Term Securities — 4.1% (Cost — $25,489,943)		25,489,943

Total Investments Before Options Written — 99.5% (Cost — $687,841,490)		619,917,687

Options Written — (0.5)% (Premiums Received — $5,889,810)		(2,991,651)

Total Investments, Net of Options Written — 99.0% (Cost — $681,951,680)		616,926,036

Other Assets Less Liabilities — 1.0%		6,308,414

Net Assets — 100.0%		$623,234,450

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $4,520,055 and an original cost of $6,054,932, which was 0.7% of its net assets.

(e)	Non-income producing security.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY)

(g)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,073,700	20,416,243	25,489,943	$25,489,943	$103,479	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call 3M Co.	114	01/04/19	USD	202.50	USD	2,172	$(912)
Rogers Communications, Inc., Class B	818	01/04/19	CAD	71.50	CAD	5,723	(8,388)
3M Co.	97	01/11/19	USD	210.00	USD	1,848	(1,067)
Microsoft Corp.	95	01/11/19	USD	112.00	USD	965	(1,140)
Microsoft Corp.	184	01/18/19	USD	110.00	USD	1,869	(8,648)
Rogers Communications, Inc., Class B	722	01/18/19	CAD	70.00	CAD	5,051	(58,968)
Rogers Communications, Inc., Class B	476	01/18/19	CAD	72.00	CAD	3,330	(12,726)
3M Co.	114	01/25/19	USD	205.00	USD	2,172	(10,089)
Microsoft Corp.	127	01/25/19	USD	113.00	USD	1,290	(5,905)
Microsoft Corp.	92	01/25/19	USD	106.00	USD	934	(19,136)
3M Co.	134	02/01/19	USD	202.50	USD	2,553	(28,073)
Microsoft Corp.	92	02/01/19	USD	106.00	USD	934	(23,966)
Rogers Communications, Inc., Class B	183	02/15/19	CAD	72.00	CAD	1,280	(13,673)
TELUS Corp.	571	02/15/19	CAD	48.00	CAD	2,584	(8,783)

							$(201,474)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	150,000	01/03/19	HKD	35.93	HKD	5,624	$(35,292)
Amcor Ltd.	Morgan Stanley & Co. International PLC	185,000	01/03/19	AUD	13.83	AUD	2,453	(8)
DBS Group Holdings Ltd.	UBS AG	60,000	01/03/19	SGD	23.88	SGD	1,422	(7,383)
Diageo PLC	Morgan Stanley & Co. International PLC	77,800	01/03/19	GBP	27.80	GBP	2,182	(40,003)
Heineken NV	Morgan Stanley & Co. International PLC	45,000	01/03/19	EUR	82.09	EUR	3,471	(550)
Kone OYJ, Class B	Citibank N.A.	23,600	01/03/19	EUR	45.50	EUR	983	(3)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	40,000	01/03/19	EUR	34.41	EUR	1,224	(102)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	41,000	01/03/19	DKK	303.49	DKK	12,270	(11,317)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	52,000	01/03/19	AUD	22.38	AUD	1,152	(5,567)
TELUS Corp.	Credit Suisse International	31,200	01/03/19	CAD	46.84	CAD	1,412	(4)
AstraZeneca PLC	Goldman Sachs International	16,200	01/04/19	GBP	60.02	GBP	949	(5,067)
GlaxoSmithKline PLC	Goldman Sachs International	34,800	01/04/19	GBP	15.42	GBP	520	(2,271)
Imperial Brands PLC	Barclays Bank PLC	92,000	01/04/19	GBP	27.70	GBP	2,191	(117)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	67,300	01/04/19	CHF	85.93	CHF	5,369	(385)
Schneider Electric SE	Barclays Bank PLC	21,100	01/04/19	EUR	65.58	EUR	1,249	(5)
Unilever PLC	Goldman Sachs International	72,000	01/04/19	GBP	41.94	GBP	2,966	(12,134)
Rogers Communications, Inc., Class B	Citibank N.A.	26,000	01/07/19	CAD	68.72	CAD	1,819	(29,324)
Deutsche Post AG, Registered Shares	Citibank N.A.	100,000	01/08/19	EUR	29.42	EUR	2,384	(170)
Diageo PLC	Credit Suisse International	33,700	01/08/19	GBP	27.56	GBP	945	(26,920)
Sanofi	Morgan Stanley & Co. International PLC	32,000	01/08/19	EUR	80.59	EUR	2,423	(2,369)
Svenska Handelsbanken AB	Barclays Bank PLC	210,800	01/08/19	SEK	100.1	SEK	20,787	(17,781)
Amcor Ltd.	UBS AG	318,000	01/09/19	AUD	13.33	AUD	4,217	(27,613)
Ansell Ltd.	Morgan Stanley & Co. International PLC	52,600	01/09/19	AUD	23.55	AUD	1,160	(932)

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kone OYJ, Class B	UBS AG	65,150	01/09/19	EUR	43.84	EUR	2,715	$(5,293)
Novartis AG, Registered Shares	UBS AG	63,500	01/09/19	CHF	90.35	CHF	5,345	(3,155)
RELX PLC	Goldman Sachs International	69,000	01/09/19	EUR	19.20	EUR	1,239	(805)
British American Tobacco PLC	UBS AG	113,500	01/10/19	GBP	28.14	GBP	2,833	(12,460)
SGS SA, Registered Shares	Goldman Sachs International	1,500	01/10/19	CHF	2,381.58	CHF	3,319	(1,889)
SGS SA, Registered Shares	UBS AG	500	01/10/19	CHF	2,315.33	CHF	1,106	(3,044)
Sonic Healthcare Ltd.	Citibank N.A.	89,000	01/10/19	AUD	22.99	AUD	1,971	(5,571)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	235,000	01/10/19	USD	225.12	USD	52,450	(35,696)
TELUS Corp.	Citibank N.A.	33,500	01/11/19	CAD	46.93	CAD	1,516	(556)
TELUS Corp.	Royal Bank of Canada	16,300	01/11/19	CAD	48.03	CAD	738	(251)
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	468,000	01/15/19	HKD	36.62	HKD	17,545	(120,574)
Deutsche Post AG, Registered Shares	Citibank N.A.	100,000	01/15/19	EUR	29.42	EUR	2,384	—
Diageo PLC	Credit Suisse International	33,700	01/15/19	GBP	27.56	GBP	945	(34,027)
Heineken NV	Morgan Stanley & Co. International PLC	22,300	01/15/19	EUR	79.37	EUR	1,720	(11,698)
TELUS Corp.	Royal Bank of Canada	20,000	01/15/19	CAD	47.75	CAD	905	(1,001)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	117,300	01/15/19	SGD	24.59	SGD	2,893	(39,598)
Amcor Ltd.	Morgan Stanley & Co. International PLC	185,000	01/16/19	AUD	13.90	AUD	2,453	(2,406)
Ansell Ltd.	UBS AG	91,800	01/16/19	AUD	23.96	AUD	2,025	(2,099)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	71,800	01/16/19	SGD	24.33	SGD	1,702	(9,776)
DBS Group Holdings Ltd.	UBS AG	60,000	01/16/19	SGD	23.88	SGD	1,422	(15,105)
Imperial Brands PLC	Barclays Bank PLC	92,000	01/16/19	GBP	27.70	GBP	2,191	(8,025)
Japan Tobacco, Inc.	JPMorgan Chase Bank N.A.	51,700	01/16/19	JPY	2,926.73	JPY	134,644	(234)
Kone OYJ, Class B	Goldman Sachs International	52,000	01/16/19	EUR	45.37	EUR	2,167	(2,244)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	40,000	01/16/19	EUR	34.60	EUR	1,224	(868)
Novartis AG, Registered Shares	UBS AG	63,500	01/16/19	CHF	90.35	CHF	5,345	(10,470)
RELX PLC	Credit Suisse International	93,100	01/16/19	EUR	18.29	EUR	1,672	(22,706)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	52,000	01/16/19	AUD	22.49	AUD	1,152	(10,854)
BAE Systems PLC	Goldman Sachs International	159,000	01/17/19	GBP	5.00	GBP	730	(3,289)
Sanofi	Morgan Stanley & Co. International PLC	32,000	01/17/19	EUR	80.59	EUR	2,423	(8,163)
Schneider Electric SE	Goldman Sachs International	21,100	01/17/19	EUR	65.6	EUR	1,249	(1,293)
Svenska Handelsbanken AB	Goldman Sachs International	210,800	01/17/19	SEK	100.13	SEK	20,787	(27,690)
TELUS Corp.	Royal Bank of Canada	62,300	01/18/19	CAD	47.00	CAD	2,819	(5,932)
Amcor Ltd.	UBS AG	247,700	01/23/19	AUD	13.38	AUD	3,285	(31,746)
Diageo PLC	Credit Suisse International	20,600	01/23/19	GBP	28.37	GBP	578	(10,707)
Kone OYJ, Class B	Credit Suisse International	55,900	01/23/19	EUR	42.90	EUR	2,329	(34,121)
Svenska Handelsbanken AB	Credit Suisse International	240,500	01/23/19	SEK	99.34	SEK	23,716	(47,032)
TELUS Corp.	Royal Bank of Canada	33,300	01/23/19	CAD	46.75	CAD	1,507	(3,117)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	494,000	01/23/19	USD	228.01	USD	110,256	(91,943)
ANTA Sports Products Ltd.	Goldman Sachs International	404,000	01/24/19	HKD	38.81	HKD	15,146	(69,674)
Ansell Ltd.	Morgan Stanley & Co. International PLC	32,100	01/24/19	AUD	23.19	AUD	708	(4,069)
Ansell Ltd.	Morgan Stanley & Co. International PLC	25,900	01/24/19	AUD	23.40	AUD	571	(2,448)
AstraZeneca PLC	UBS AG	8,000	01/24/19	GBP	63.35	GBP	468	(1,980)
BAE Systems PLC	Goldman Sachs International	159,000	01/24/19	GBP	5.00	GBP	730	(5,729)
British American Tobacco PLC	Goldman Sachs International	64,700	01/24/19	GBP	28.30	GBP	1,615	(9,010)
Deutsche Post AG, Registered Shares	UBS AG	89,600	01/24/19	EUR	28.55	EUR	2,136	(5,881)
Koninklijke Philips NV	Goldman Sachs International	82,000	01/24/19	EUR	33.62	EUR	2,509	(8,153)
Novo Nordisk A/S, Class B	Goldman Sachs International	41,000	01/24/19	DKK	307.22	DKK	12,270	(26,661)
Sonic Healthcare Ltd.	UBS AG	120,600	01/24/19	AUD	21.83	AUD	2,671	(61,026)
Unilever PLC	Credit Suisse International	59,400	01/24/19	GBP	43.23	GBP	2,447	(19,309)
TELUS Corp.	Royal Bank of Canada	42,100	01/25/19	CAD	48.00	CAD	1,905	(4,347)
Diageo PLC	Credit Suisse International	20,600	01/29/19	GBP	28.37	GBP	578	(12,274)
GlaxoSmithKline PLC	Deutsche Bank AG	260,300	01/29/19	GBP	14.67	GBP	3,891	(212,378)
Kone OYJ, Class B	UBS AG	34,600	01/29/19	EUR	44.04	EUR	1,442	(14,239)
Nestle SA, Registered Shares	Deutsche Bank AG	45,600	01/29/19	CHF	83.97	CHF	3,638	(16,194)
Novo Nordisk A/S, Class B	Goldman Sachs International	17,100	01/29/19	DKK	301.92	DKK	5,118	(21,597)
Sonic Healthcare Ltd.	UBS AG	75,800	01/29/19	AUD	21.63	AUD	1,679	(48,791)
Amcor Ltd.	UBS AG	248,500	01/30/19	AUD	13.32	AUD	3,295	(43,497)
Ansell Ltd.	UBS AG	43,400	01/30/19	AUD	23.64	AUD	957	(6,613)
BAE Systems PLC	Morgan Stanley & Co. International PLC	316,000	01/30/19	GBP	4.68	GBP	1,450	(41,199)
Imperial Brands PLC	UBS AG	125,600	01/30/19	GBP	26.37	GBP	2,991	(58,884)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	494,000	01/30/19	USD	228.01	USD	110,256	(107,593)
British American Tobacco PLC	Goldman Sachs International	64,700	01/31/19	GBP	28.30	GBP	1,615	(14,427)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Diageo PLC	UBS AG	32,600	01/31/19	GBP	28.96	GBP	914	$(10,284)
Imperial Brands PLC	Credit Suisse International	45,000	01/31/19	GBP	24.55	GBP	1,071	(22,186)
Rogers Communications, Inc., Class B	Citibank N.A.	18,200	01/31/19	CAD	69.94	CAD	1,273	(16,742)
Sanofi	Goldman Sachs International	6,200	01/31/19	EUR	80.20	EUR	469	(3,331)
Suncor Energy, Inc.	UBS AG	18,500	01/31/19	EUR	62.83	EUR	1,095	(13,528)
TELUS Corp.	Royal Bank of Canada	57,100	01/31/19	CAD	47.75	CAD	2,584	(2,534)
TELUS Corp.	Royal Bank of Canada	33,400	02/01/19	CAD	46.75	CAD	1,511	(5,023)
DBS Group Holdings Ltd.	BNP Paribas S.A.	61,000	02/04/19	SGD	23.77	SGD	1,446	(26,788)
TELUS Corp.	Goldman Sachs International	35,600	02/04/19	CAD	46.65	CAD	1,611	(6,459)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	111,000	02/04/19	SGD	24.54	SGD	2,737	(56,691)
Japan Tobacco, Inc.	JPMorgan Chase Bank N.A.	44,000	02/05/19	JPY	2,877.38	JPY	114,591	(4,153)
Amcor Ltd.	Morgan Stanley & Co. International PLC	248,500	02/06/19	AUD	13.32	AUD	3,295	(48,633)
Ansell Ltd.	Morgan Stanley & Co. International PLC	43,400	02/06/19	AUD	23.64	AUD	957	(8,319)
BAE Systems PLC	Morgan Stanley & Co. International PLC	230,400	02/06/19	GBP	4.79	GBP	1,058	(21,353)
Diageo PLC	UBS AG	5,000	02/06/19	GBP	27.94	GBP	140	(4,510)
Kone OYJ, Class B	Credit Suisse International	65,150	02/06/19	EUR	43.05	EUR	2,715	(51,992)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	57,100	02/06/19	CHF	82.55	CHF	4,555	(45,233)
Novartis AG, Registered Shares	Credit Suisse International	53,400	02/06/19	CHF	90.48	CHF	4,495	(18,224)
RELX PLC	Credit Suisse International	69,000	02/06/19	EUR	18.14	EUR	1,239	(32,473)
Sanofi	Credit Suisse International	71,300	02/06/19	EUR	77.09	EUR	5,398	(117,787)
Suncor Energy, Inc.	Morgan Stanley & Co. International PLC	25,700	02/06/19	EUR	62.16	EUR	1,521	(28,520)
TELUS Corp.	Royal Bank of Canada	35,700	02/06/19	CAD	46.62	CAD	1,615	(7,011)
Rogers Communications, Inc., Class B	Credit Suisse International	36,500	02/11/19	CAD	71.72	CAD	2,554	(24,770)
BAE Systems PLC	UBS AG	228,500	02/12/19	GBP	4.71	GBP	1,049	(35,512)
GlaxoSmithKline PLC	Goldman Sachs International	286,000	02/12/19	GBP	15.48	GBP	4,276	(126,952)
Novo Nordisk A/S, Class B	Goldman Sachs International	22,400	02/12/19	DKK	305.65	DKK	6,704	(29,380)
ANTA Sports Products Ltd.	Goldman Sachs International	404,000	02/13/19	HKD	38.81	HKD	15,146	(103,494)
Suncor Energy, Inc.	UBS AG	37,100	02/13/19	EUR	59.53	EUR	2,196	(87,152)
Unilever PLC	Credit Suisse International	59,400	02/13/19	GBP	43.23	GBP	2,447	(28,685)
Unilever PLC	Morgan Stanley & Co. International PLC	69,000	02/13/19	GBP	44.49	GBP	2,842	(25,939)
BAE Systems PLC	UBS AG	228,500	02/19/19	GBP	4.71	GBP	1,049	(39,427)
Japan Tobacco, Inc.	UBS AG	51,700	02/20/19	JPY	2,870.69	JPY	134,644	(8,862)
BAE Systems PLC	Morgan Stanley & Co. International PLC	316,000	02/26/19	GBP	4.68	GBP	1,450	(61,502)

								$(2,790,177)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$3,213,242	$(315,083)	$(2,991,651)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Options written
Options written at value	$—	$—	$2,991,651	$—	$—	$—	$2,991,651

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY)

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$2,536,527	$—	$—	$—	$2,536,527

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$1,313,824	$—	$—	$—	$1,313,824

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,719,654

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$2,991,651
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(201,474)

Total derivative assets and liabilities subject to an MNA	$—	$2,790,177

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$25,928	$—	$—	$—	$25,928
BNP Paribas S.A.	26,788	—	—	—	26,788
Citibank N.A.	52,366	—	—	—	52,366
Credit Suisse International	503,217	—	(503,217)	—	—
Deutsche Bank AG	228,572	—	—	—	228,572
Goldman Sachs International	481,549	—	(481,549)	—	—
JPMorgan Chase Bank N.A.	49,859	—	(49,859)	—	—
Morgan Stanley & Co. International PLC	634,592	—	(634,592)	—	—
Royal Bank of Canada	29,216	—	—	—	29,216
UBS AG	758,090	—	(708,237)	(49,853)	—

	$2,790,177	$—	$(2,377,454)	$(49,853)	$362,870

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2018	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$56,023,764	$—	$56,023,764
Canada	65,363,685	—	—	65,363,685
China	—	11,382,422	—	11,382,422
Denmark	—	12,397,002	—	12,397,002
Finland	—	31,445,516	—	31,445,516
France	—	35,204,103	—	35,204,103
Germany	—	24,074,680	—	24,074,680
India	—	11,493,426	—	11,493,426
Japan	—	10,010,543	—	10,010,543
Netherlands	—	25,405,750	—	25,405,750
Singapore	—	18,941,379	—	18,941,379
Sweden	—	16,369,462	—	16,369,462
Switzerland	—	58,526,209	—	58,526,209
Taiwan	—	19,757,804	—	19,757,804
United Kingdom	—	164,077,106	—	164,077,106
United States	29,434,838	—	—	29,434,838
Preferred Stock	—	—	4,520,055	4,520,055
Short-Term Securities	25,489,943	—	—	25,489,943

	$120,288,466	$495,109,166	$4,520,055	$619,917,687

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(201,474)	$(2,790,177)	$—	$(2,991,651)

(a)	Derivative financial instruments are options written which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)
Assets:
Long-Term Investments:
Common Stocks	$10,130,192	$10,130,192

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.9%

Biotechnology — 16.7%
ACADIA Pharmaceuticals, Inc.(a)(b)	37,400	$604,758
Acceleron Pharma, Inc.(a)(b)	41,600	1,811,680
Acerta Pharma BV, Series B, (Acquired 2/01/16, Cost $986,402)(c)(d)	17,146,440	1,870,677
Agios Pharmaceuticals, Inc.(a)(b)	15,900	733,149
Alexion Pharmaceuticals, Inc.(a)(b)	17,700	1,723,272
Allakos, Inc.(a)	6,012	314,247
Allogene Therapeutics, Inc.(a)	6,919	186,329
Allogene Therapeutics, Inc., (Acquired 10/10/18, cost $505,000)(d)	33,006	824,606
Alnylam Pharmaceuticals, Inc.(a)	8,200	597,862
Amgen, Inc.(b)	28,460	5,540,308
Amicus Therapeutics, Inc.(a)(b)	22,430	214,879
AnaptysBio, Inc.(a)(b)	2,100	133,959
Apellis Pharmaceuticals, Inc.(a)	23,047	303,991
Arena Pharmaceuticals, Inc.(a)(b)	27,244	1,061,154
Biogen, Inc.(a)(b)	17,748	5,340,728
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	14,050	519,569
BioMarin Pharmaceutical, Inc.(a)(b)	32,700	2,784,405
Blueprint Medicines Corp.(a)(b)	3,500	188,685
Cellectis SA, ADR(a)	15,095	251,332
Checkpoint Therapeutics, Inc.(a)(e)	43,100	78,442
Corbus Pharmaceuticals Holdings, Inc.(a)	38,600	225,424
Cytokinetics, Inc.(a)	11,300	71,416
Eidos Therapeutics, Inc.(a)(e)	7,886	108,511
Exact Sciences Corp.(a)(b)	14,800	933,880
Galapagos NV, ADR(a)(b)	5,700	522,918
Genmab A/S(a)	5,300	871,428
Gilead Sciences, Inc.(b)	117,900	7,374,645
Halozyme Therapeutics, Inc.(a)(b)	25,200	368,676
ImmunoGen, Inc.(a)	35,500	170,400
Incyte Corp.(a)(b)	34,400	2,187,496
InflaRx NV(a)	43,683	1,588,751
Innovent Biologics, Inc.(a)(f)	25,500	78,482
Insmed, Inc.(a)(b)	49,686	651,880
Intercept Pharmaceuticals, Inc.(a)(b)	2,000	201,580
Mirati Therapeutics, Inc.(a)	4,100	173,922
Ovid therapeutics, Inc.(a)	37,826	91,539
Principia Biopharma, Inc.(a)	4,047	110,847
Ra Pharmaceuticals, Inc.(a)	37,457	681,717
Regeneron Pharmaceuticals, Inc.(a)(b)	6,758	2,524,113
Rubius Therapeutics, Inc.(a)	1,372	22,062
Sarepta Therapeutics, Inc.(a)(b)	33,550	3,661,312
Seattle Genetics, Inc.(a)(b)	50,967	2,887,790
Spark Therapeutics, Inc.(a)(b)	9,010	352,651
Sutro Biopharma, Inc.(a)	3,108	28,034
Syndax Pharmaceuticals, Inc.(a)	15,784	70,239
TESARO, Inc.(a)	20,831	1,546,702
Ultragenyx Pharmaceutical, Inc.(a)(b)	17,500	760,900
Vertex Pharmaceuticals, Inc.(a)(b)	34,205	5,668,111

		59,019,458

Diversified Consumer Services — 0.6%
Service Corp. International(b)	50,200	2,021,052

Health Care Equipment & Supplies — 25.3%
Abbott Laboratories(b)	261,800	18,935,994
Align Technology, Inc.(a)(b)	5,900	1,235,637
Baxter International, Inc.(b)	56,600	3,725,412
Becton Dickinson & Co.(b)	23,633	5,324,988
Boston Scientific Corp.(a)	420,284	14,852,836
ConvaTec Group PLC(f)	933,500	1,653,508
Edwards Lifesciences Corp.(a)(b)	24,700	3,783,299

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Establishment Labs Holdings, Inc.(a)	4,385	$120,237
Intuitive Surgical, Inc.(a)(b)	11,200	5,363,904
Masimo Corp.(a)(b)	39,000	4,187,430
Medtronic PLC(b)	139,200	12,661,632
Nevro Corp.(a)(b)	12,900	501,681
ResMed, Inc.(b)	33,700	3,837,419
SI-BONE, Inc.(a)	10,011	209,130
Stryker Corp.(b)	61,600	9,655,800
Teleflex, Inc.(b)	9,000	2,326,320
Zimmer Biomet Holdings, Inc.(b)	10,000	1,037,200

		89,412,427

Health Care Providers & Services — 21.4%
Amedisys, Inc.(a)(b)	24,960	2,923,066
AmerisourceBergen Corp.(b)	22,800	1,696,320
Anthem, Inc.	35,800	9,402,154
Centene Corp.(a)(b)	44,500	5,130,850
Cigna Corp.(a)	46,300	8,793,296
DaVita, Inc.(a)(b)	21,594	1,111,227
Guardant Health, Inc.(a)	4,749	178,515
HCA Healthcare, Inc.(b)	21,594	2,687,373
HealthEquity, Inc.(a)(b)	12,400	739,660
Humana, Inc.(b)	27,800	7,964,144
LHC Group, Inc.(a)(b)	7,390	693,773
McKesson Corp.(b)	7,300	806,431
Quest Diagnostics, Inc.(b)	35,100	2,922,777
UnitedHealth Group, Inc.	113,002	28,151,058
WellCare Health Plans, Inc.(a)(b)	9,700	2,290,073

		75,490,717

Health Care Technology — 0.5%
Teladoc Health, Inc.(a)(b)	33,600	1,665,552

Life Sciences Tools & Services — 4.7%
Agilent Technologies, Inc.(b)	34,200	2,307,132
Charles River Laboratories International, Inc.(a)(b)	9,300	1,052,574
Illumina, Inc.(a)(b)	5,400	1,619,622
IQVIA Holdings, Inc.(a)(b)	10,300	1,196,551
PerkinElmer, Inc.	12,800	1,005,440
QIAGEN NV(a)	48,800	1,681,160
Thermo Fisher Scientific, Inc.(b)	27,600	6,176,604
WuXi AppTec Co. Ltd.(a)(f)	112,000	972,607
Wuxi Biologics Cayman, Inc.(a)(f)	106,500	680,382

		16,692,072

Pharmaceuticals — 23.7%
Allergan PLC(b)	35,285	4,716,193
Arvinas Holding Co. LLC(a)	4,630	59,496
Assembly Biosciences, Inc.(a)(b)	5,033	113,846
AstraZeneca PLC	68,376	5,103,990
AstraZeneca PLC — ADR(b)	38,600	1,466,028
Bristol-Myers Squibb Co.(b)	153,962	8,002,945
Chugai Pharmaceutical Co. Ltd.	16,100	933,787
Daiichi Sankyo Co. Ltd.	30,300	969,167
Elanco Animal Health, Inc.(a)(b)	10,891	343,393
Eli Lilly & Co.(b)	66,300	7,672,236
Hua Medicine, (Acquired 09/07/18, Cost $342,936)(c)(d)	405,105	420,806
Hua Medicine(a)(f)	314,500	333,357
Medicines Co.(a)(b)	22,900	438,306
Merck & Co., Inc.(b)	167,179	12,774,147
Merck KGaA	28,300	2,912,989
Nektar Therapeutics(a)(b)	7,400	243,238
Novartis AG — ADR(b)	22,300	1,913,563
Novo Nordisk A/S — ADR(b)	78,600	3,621,102
Pfizer, Inc.(b)	491,398	21,449,523
Reata Pharmaceuticals, Inc., Class A(a)(b)	9,419	528,406

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sanofi	20,600	$1,787,047
Sanofi — ADR(b)	41,300	1,792,833
Teva Pharmaceutical Industries Ltd. — ADR(b)	59,000	909,780
Theravance Biopharma, Inc.(a)	4,700	120,273
Tricida, Inc.(a)	9,249	218,091
Urovant Sciences Ltd.(a)	6,639	43,751
Zoetis, Inc.(b)	54,500	4,661,930

		83,550,223

Total Common Stocks — 92.9% (Cost — $227,224,478)		327,851,501

Security	Par (000)

Other Interests(g) — 0.0%

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc., Series C, (Acquired 9/30/15, Cost $0)(c)(d)	190	117,899

Total Other Interests — 0.0% (Cost — $0)		117,899

	Shares

Preferred Stock

Biotechnology — 0.2%
Rubius Therapeutics, Inc., (Acquired 2/23/18, Cost $505,410), 0.00%(c)(d)	39,516	632,946

Total Preferred Stocks — 0.2% (Cost — $505,410)		632,946

Total Long-Term Investments — 93.1% (Cost — $227,729,888)		328,602,346

Security	Shares	Value

Short-Term Securities — 7.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(h)(i)	25,967,520	$25,967,520
SL Liquidity Series, LLC, Money Market Series, 2.57%(h)(j)(i)	4,665	4,665

Total Short-Term Securities — 7.4% (Cost — $25,972,185)		25,972,185

Options Purchased — 0.0% (Cost — $299)		250

Total Investments Before Options Written — 100.5% (Cost — $253,702,372)		354,574,781

Options Written — (0.4)% (Premiums Received — $2,535,639)		(1,418,657)

Total Investments, Net of Options Written — 100.1% (Cost — $251,166,733)		353,156,124

Liabilities in Excess of Other Assets — (0.1)%		(481,146)

Net Assets — 100.0%		$352,674,978

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $3,866,934 and an original cost of $2,339,748, which was 1.1% of its net assets.

(e)	Security, or a portion of the security, is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of security was purchased with the cash collateral from loaned securities.

(j)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,301,421	11,666,099	25,967,520	$25,967,520	$215,966		$—	$—
SL Liquidity Series, LLC, Money Market Series	120,903	(116,238)	4,665	4,665	1,757	(b)	1	7

				$25,972,185	$217,723		$1	$7

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub sector classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Teva Pharmaceutical Industries Ltd. — ADR	50	01/04/19	USD	21.00	USD	77	$250

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	223	01/04/19	USD	74.00	USD	1,613	$(4,683)
Allergan PLC	71	01/04/19	USD	160.00	USD	949	(3,550)
Amgen, Inc.	72	01/04/19	USD	205.00	USD	1,402	(792)
Baxter International, Inc.	61	01/04/19	USD	68.50	USD	402	(1,342)
Biogen, Inc.	27	01/04/19	USD	337.50	USD	812	(5,805)
Bristol-Myers Squibb Co.	170	01/04/19	USD	54.00	USD	884	(1,530)
Edwards Lifesciences Corp.	59	01/04/19	USD	170.00	USD	904	(1,770)
Humana, Inc.	21	01/04/19	USD	342.50	USD	602	(315)
Medtronic PLC	159	01/04/19	USD	95.00	USD	1,446	(1,272)
Pfizer, Inc.	365	01/04/19	USD	43.50	USD	1,593	(19,163)
Pfizer, Inc.	91	01/04/19	USD	44.50	USD	397	(1,547)
Pfizer, Inc.	92	01/04/19	USD	46.50	USD	402	(368)
Pfizer, Inc.	124	01/04/19	USD	45.00	USD	541	(868)
Teva Pharmaceutical Industries Ltd. — ADR	152	01/04/19	USD	23.50	USD	234	(304)
Vertex Pharmaceuticals, Inc.	82	01/04/19	USD	185.00	USD	1,359	(1,640)
Zoetis, Inc.	74	01/04/19	USD	95.00	USD	633	(2,590)
Abbott Laboratories	95	01/11/19	USD	72.50	USD	687	(12,350)
Abbott Laboratories	95	01/11/19	USD	74.00	USD	687	(6,650)
Alexion Pharmaceuticals, Inc.	55	01/11/19	USD	120.00	USD	535	(2,200)
Allergan PLC	71	01/11/19	USD	160.00	USD	949	(994)
Amgen, Inc.	17	01/11/19	USD	205.00	USD	331	(1,555)
AstraZeneca PLC	28	01/11/19	USD	39.50	USD	106	(560)
Becton Dickinson & Co.	73	01/11/19	USD	252.50	USD	1,645	(4,745)
Biogen, Inc.	20	01/11/19	USD	327.50	USD	602	(2,750)
Bristol-Myers Squibb Co.	149	01/11/19	USD	55.00	USD	775	(2,756)
Cigna Corp.	40	01/11/19	USD	217.50	USD	760	(2,120)
Eli Lilly & Co.	130	01/11/19	USD	119.00	USD	1,504	(10,335)
Gilead Sciences, Inc.	16	01/11/19	USD	72.00	USD	100	(96)
Medtronic PLC	123	01/11/19	USD	97.00	USD	1,119	(1,414)
Pfizer, Inc.	91	01/11/19	USD	46.50	USD	397	(819)
Pfizer, Inc.	123	01/11/19	USD	45.00	USD	537	(2,952)
QIAGEN NV	195	01/11/19	USD	35.75	USD	6,718	(3,230)
Regeneron Pharmaceuticals, Inc.	16	01/11/19	USD	372.50	USD	598	(18,320)
Service Corp. International	53	01/11/19	USD	44.56	USD	213	(40)
Abbott Laboratories	221	01/18/19	USD	75.00	USD	1,598	(13,702)
Acceleron Pharma, Inc.	166	01/18/19	USD	50.00	USD	723	(12,450)
Agilent Technologies, Inc.	50	01/18/19	USD	75.00	USD	337	(400)
Agios Pharmaceuticals, Inc.	31	01/18/19	USD	75.00	USD	143	(1,240)
Align Technology, Inc.	16	01/18/19	USD	240.00	USD	335	(2,160)
Amedisys, Inc.	99	01/18/19	USD	125.00	USD	1,159	(23,117)
Amgen, Inc.	17	01/18/19	USD	200.00	USD	331	(5,074)
Amicus Therapeutics, Inc.	89	01/18/19	USD	10.00	USD	85	(3,560)
Arena Pharmaceuticals, Inc.	100	01/18/19	USD	46.00	USD	390	(2,850)
Assembly Biosciences, Inc.	10	01/18/19	USD	20.00	USD	23	(2,050)
Baxter International, Inc.	16	01/18/19	USD	65.40	USD	105	(2,772)
BioMarin Pharmaceutical, Inc.	65	01/18/19	USD	110.00	USD	553	(650)
Biogen, Inc.	8	01/18/19	USD	340.00	USD	241	(540)
Biohaven Pharmaceutical Holding Co. Ltd.	28	01/18/19	USD	35.00	USD	104	(10,080)
Blueprint Medicines Corp.	7	01/18/19	USD	60.00	USD	38	(1,242)
Blueprint Medicines Corp.	7	01/18/19	USD	50.00	USD	38	(4,095)
Bristol-Myers Squibb Co.	223	01/18/19	USD	55.00	USD	1,159	(7,359)
Centene Corp.	89	01/18/19	USD	135.00	USD	1,026	(445)
Cigna Corp.	41	01/18/19	USD	200.00	USD	779	(7,995)
DaVita, Inc.	43	01/18/19	USD	55.00	USD	221	(3,117)
DaVita, Inc.	43	01/18/19	USD	70.00	USD	221	(860)
Edwards Lifesciences Corp.	39	01/18/19	USD	160.00	USD	597	(8,580)
Elanco Animal Health, Inc.	43	01/18/19	USD	35.00	USD	136	(1,505)
Eli Lilly & Co.	135	01/18/19	USD	120.00	USD	1,562	(15,660)
Exact Science Corp.	40	01/18/19	USD	75.00	USD	252	(2,500)
Galapagos NV — ADR	22	01/18/19	USD	95.00	USD	202	(8,415)
HCA Healthcare, Inc.	31	01/18/19	USD	145.00	USD	386	(930)
Halozyme Therapeutics, Inc.	100	01/18/19	USD	15.00	USD	146	(5,250)

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
HealthEquity, Inc.	49	01/18/19	USD	65.00	USD	292	$(4,900)
Humana, Inc.	68	01/18/19	USD	320.00	USD	1,948	(6,800)
IQVIA Holdings, Inc.	21	01/18/19	USD	130.00	USD	244	(1,155)
Illumina, Inc.	10	01/18/19	USD	330.00	USD	300	(3,750)
Incyte Corp.	137	01/18/19	USD	65.00	USD	871	(25,688)
Insmed, Inc.	99	01/18/19	USD	20.00	USD	130	(1,980)
Intuitive Surgical, Inc.	44	01/18/19	USD	535.00	USD	2,107	(6,930)
Masimo Corp.	78	01/18/19	USD	110.00	USD	837	(13,845)
Medicines Co.	38	01/18/19	USD	23.00	USD	73	(665)
Medicines Co.	37	01/18/19	USD	20.00	USD	71	(3,330)
Merck & Co., Inc.	148	01/18/19	USD	77.50	USD	1,131	(13,764)
Nektar Therapeutics	29	01/18/19	USD	43.00	USD	95	(1,160)
Nevro Corp.	25	01/18/19	USD	50.00	USD	97	(500)
Novartis AG — ADR	70	01/18/19	USD	90.00	USD	601	(1,925)
Novo Nordisk A/S — ADR	94	01/18/19	USD	45.00	USD	433	(16,450)
Pfizer, Inc.	279	01/18/19	USD	44.00	USD	1,218	(23,018)
Pfizer, Inc.	91	01/18/19	USD	45.00	USD	397	(3,776)
Quest Diagnostics, Inc.	77	01/18/19	USD	100.00	USD	641	(385)
Quest Diagnostics, Inc.	63	01/18/19	USD	90.00	USD	525	(1,260)
Reata Pharmaceuticals, Inc.	18	01/18/19	USD	70.00	USD	101	(675)
ResMed, Inc.	135	01/18/19	USD	110.00	USD	1,537	(71,550)
Sanofi	83	01/18/19	USD	45.00	USD	360	(2,490)
Sanofi	83	01/18/19	USD	44.00	USD	360	(5,602)
Sarepta Therapeutics, Inc.	78	01/18/19	USD	120.00	USD	851	(29,445)
Seattle Genetics, Inc.	102	01/18/19	USD	60.00	USD	578	(10,710)
Spark Therapeutics, Inc.	36	01/18/19	USD	40.00	USD	141	(6,210)
Stryker Corp.	244	01/18/19	USD	170.00	USD	3,825	(7,930)
Teladoc, Inc.	74	01/18/19	USD	70.00	USD	367	(925)
Teleflex, Inc.	17	01/18/19	USD	270.00	USD	439	(3,825)
Thermo Fisher Scientific, Inc.	55	01/18/19	USD	230.00	USD	1,231	(15,538)
Ultragenyx Pharmaceutical, Inc.	70	01/18/19	USD	45.00	USD	304	(14,000)
Vertex Pharmaceuticals, Inc.	69	01/18/19	USD	170.00	USD	1,143	(32,775)
WellCare Health Plans, Inc.	14	01/18/19	USD	260.00	USD	331	(1,820)
Zimmer Biomet Holdings, Inc.	24	01/18/19	USD	120.00	USD	249	(240)
Zimmer Biomet Holdings, Inc.	16	01/18/19	USD	105.00	USD	166	(3,240)
Zoetis, Inc.	74	01/18/19	USD	97.50	USD	633	(1,110)
ACADIA Pharmaceuticals, Inc.	149	01/25/19	USD	16.00	USD	241	(30,173)
Abbott Laboratories	95	01/25/19	USD	73.00	USD	687	(16,435)
AmerisourceBergen Corp.	58	01/25/19	USD	84.00	USD	432	(1,885)
Amgen, Inc.	7	01/25/19	USD	190.00	USD	136	(6,370)
AstraZeneca PLC	126	01/25/19	USD	39.50	USD	479	(5,355)
Baxter International, Inc.	44	01/25/19	USD	66.00	USD	290	(8,228)
Biogen, Inc.	19	01/25/19	USD	330.00	USD	572	(3,420)
Biogen, Inc.	8	01/25/19	USD	307.50	USD	241	(6,280)
Bristol-Myers Squibb Co.	73	01/25/19	USD	52.00	USD	379	(10,731)
Cigna Corp.	39	01/25/19	USD	212.50	USD	741	(3,783)
Gilead Sciences, Inc.	51	01/25/19	USD	73.00	USD	319	(612)
Gilead Sciences, Inc.	64	01/25/19	USD	69.00	USD	400	(2,304)
HCA Holdings, Inc.	55	01/25/19	USD	131.00	USD	684	(8,112)
Humana, Inc.	22	01/25/19	USD	312.50	USD	630	(2,970)
Illumina, Inc.	11	01/25/19	USD	330.00	USD	330	(5,390)
Medtronic PLC	160	01/25/19	USD	95.50	USD	1,455	(11,280)
Merck & Co., Inc.	137	01/25/19	USD	79.50	USD	1,047	(7,192)
Pfizer, Inc.	168	01/25/19	USD	45.00	USD	733	(9,408)
Pfizer, Inc.	168	01/25/19	USD	44.50	USD	733	(12,516)
Pfizer, Inc.	183	01/25/19	USD	44.00	USD	799	(17,843)
Regeneron Pharmaceuticals, Inc.	11	01/25/19	USD	365.00	USD	411	(21,890)
Sarepta Therapeutics, Inc.	56	01/25/19	USD	117.00	USD	611	(29,400)
Zoetis, Inc.	70	01/25/19	USD	87.50	USD	599	(11,550)
Novo Nordisk A/S — ADR	103	01/28/19	USD	45.90	USD	475	(15,137)
Pfizer, Inc.	83	01/28/19	USD	45.10	USD	362	(5,107)
Novartis AG — ADR	6	01/29/19	USD	84.73	USD	51	(1,552)

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Merck & Co., Inc.	165	01/30/19	USD	79.90	USD	1,261	$(10,731)
Teleflex, Inc.	17	01/31/19	USD	255.00	USD	439	(19,730)
Abbott Laboratories	95	02/01/19	USD	70.00	USD	687	(35,388)
Alexion Pharmaceuticals, Inc.	15	02/01/19	USD	98.00	USD	146	(7,650)
Becton Dickinson & Co.	25	02/01/19	USD	235.00	USD	563	(7,812)
Cigna Corp.	41	02/01/19	USD	200.00	USD	779	(16,708)
Gilead Sciences, Inc.	277	02/01/19	USD	70.00	USD	1,733	(11,496)
Gilead Sciences, Inc.	63	02/01/19	USD	70.50	USD	394	(2,079)
Intercept Pharmaceuticals, Inc.	8	02/01/19	USD	98.50	USD	81	(9,040)
McKesson Corp.	29	02/01/19	USD	125.00	USD	320	(2,102)
Medtronic PLC	114	02/01/19	USD	93.00	USD	1,037	(19,551)
Pfizer, Inc.	61	02/01/19	USD	44.00	USD	266	(6,740)
WellCare Health Plans, Inc.	12	02/04/19	USD	244.53	USD	283	(8,867)
Novartis AG — ADR	7	02/07/19	USD	84.73	USD	60	(2,021)
WellCare Health Plans, Inc.	12	02/07/19	USD	244.53	USD	283	(9,436)
Biohaven Pharmaceutical Holding Co. Ltd.	28	02/08/19	USD	33.36	USD	104	(16,153)
Exact Science Corp.	19	02/08/19	USD	65.00	USD	120	(8,740)
Merck & Co., Inc.	165	02/08/19	USD	79.90	USD	1,261	(13,696)
Pfizer, Inc.	46	02/08/19	USD	42.66	USD	201	(8,050)
Novartis AG — ADR	6	02/13/19	USD	84.73	USD	51	(1,842)
Abbott Laboratories	223	02/15/19	USD	75.00	USD	1,613	(34,788)
Agilent Technologies, Inc.	50	02/15/19	USD	75.00	USD	337	(2,825)
Agilent Technologies, Inc.	16	02/15/19	USD	70.00	USD	108	(3,048)
Agios Pharmaceuticals, Inc.	32	02/15/19	USD	60.00	USD	148	(2,080)
Align Technology, Inc.	7	02/15/19	USD	220.00	USD	147	(8,820)
AmerisourceBergen Corp.	33	02/15/19	USD	77.50	USD	246	(8,745)
AnaptysBio, Inc.	8	02/15/19	USD	60.00	USD	51	(6,760)
Assembly Biosciences, Inc.	10	02/15/19	USD	20.00	USD	23	(3,850)
Baxter International, Inc.	105	02/15/19	USD	70.00	USD	691	(10,448)
BioMarin Pharmaceutical, Inc.	65	02/15/19	USD	95.00	USD	553	(18,363)
Charles River Laboratories International, Inc.	37	02/15/19	USD	120.00	USD	419	(11,655)
IQVIA Holdings, Inc.	20	02/15/19	USD	120.00	USD	232	(6,750)
LHC Group, Inc.	30	02/15/19	USD	100.00	USD	282	(8,100)
Merck & Co., Inc.	54	02/15/19	USD	80.00	USD	413	(5,238)
Nevro Corp.	26	02/15/19	USD	40.00	USD	101	(7,670)
Reata Pharmaceuticals, Inc.	19	02/15/19	USD	55.00	USD	107	(11,875)
Service Corp. International	54	02/15/19	USD	40.00	USD	217	(9,585)
Teladoc, Inc.	60	02/15/19	USD	50.00	USD	297	(27,000)
Teva Pharmaceutical Industries Ltd. — ADR	134	02/15/19	USD	16.00	USD	207	(12,529)
Thermo Fisher Scientific, Inc.	55	02/15/19	USD	230.00	USD	1,231	(36,300)
Novo Nordisk A/S — ADR	117	03/15/19	USD	46.00	USD	539	(26,033)
Service Corp. International	93	03/15/19	USD	45.00	USD	374	(4,882)

							$(1,349,488)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ConvaTec Group PLC	UBS AG	185,000	01/03/19	GBP	1.71	GBP	257	$(19)
AstraZeneca PLC	Goldman Sachs International	28,100	01/04/19	GBP	60.02	GBP	1,650	(8,789)
Chugai Pharmaceutical Co. Ltd.	Goldman Sachs International	6,400	01/04/19	JPY	7,173.02	JPY	40,832	(38)
Seattle Genetics, Inc.	Goldman Sachs International	10,100	01/08/19	USD	66.92	USD	572	(327)
Merck & Co., Inc.	Morgan Stanley & Co. International PLC	5,700	01/24/19	EUR	100.55	EUR	512	(1,043)
Insmed, Inc.	Barclays Bank PLC	9,900	01/25/19	USD	14.09	USD	130	(7,849)
Masimo Corp.	Citibank N.A.	7,800	01/30/19	USD	108.42	USD	837	(26,697)
Sanofi	Credit Suisse International	8,200	02/06/19	EUR	77.09	EUR	620	(13,546)
Centene Corp.	Credit Suisse International	8,900	02/12/19	USD	136.89	USD	1,026	(6,353)
Merck & Co., Inc.	Credit Suisse International	5,600	02/26/19	EUR	99.94	EUR	503	(4,508)

								$(69,169)

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,390,153	$(273,171)	$(1,418,657)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$250	$—	$—	$—	$250

(a)	Includes options purchased at value as reported in the Schedule of Investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$1,418,657	$—	$—	$—	$1,418,657

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(4,882)	$	$—	$—	$(4,882)
Options written	—	—	(4,052,692)		—	—	(4,052,692)

	$—	$—	$(4,057,574)	$	$—	$—	$(4,057,574)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(49)	$—	$—	$		$(49)
Options written	—	—	912,695	—	—		—	912,695

	$—	$—	$912,646	$—	$—		$—	$912,646

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$63
Average value of option contracts written	$2,789,183

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$250	(a)	$1,418,657
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(250)		(1,349,488)

Total derivative assets and liabilities subject to an MNA	$—		$69,169

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Barclays Bank PLC	$7,849	$—	$—	$—	$7,849
Citibank N.A.	26,697	—	—	—	26,697
Credit Suisse International	24,407	—	—	—	24,407
Goldman Sachs International	9,154	—	—	—	9,154
Morgan Stanley & Co. International PLC	1,043	—	—	—	1,043
UBS AG	19	—	—	—	19

	$69,169	$—	$—	$—	$69,169

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$55,452,746	$1,696,035	$1,870,677	$59,019,458
Diversified Consumer Services	2,021,052	—	—	2,021,052
Health Care Equipment & Supplies	87,758,919	1,653,508	—	89,412,427
Health Care Providers & Services	75,490,717	—	—	75,490,717
Health Care Technology	1,665,552	—	—	1,665,552
Life Sciences Tools & Services	16,011,690	680,382	—	16,692,072
Pharmaceuticals	71,422,437	11,706,980	420,806	83,550,223
Other Interests	—	—	117,899	117,899
Preferred Stock	—	—	632,946	632,946
Short-Term Securities	25,967,520	—	—	25,967,520
Options Purchased:
Equity Contracts	250	—	—	250

Subtotal	$335,790,883	$15,736,905	$3,042,328	$354,570,116

Investments Valued at NAV(a)				4,665
Total Investments				$354,574,781

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(1,200,518)	$(218,139)	$—	$(1,418,657)

(a)	As of December 31, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written which are shown at value.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2018	BlackRock Health Sciences Trust (BME)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Rights	Total
Assets:
Opening Balance, as of December 31, 2017	$1,916,972	$387,926	$—	$141,355	$2,446,253
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	221,060	221,060
Net change in unrealized appreciation (depreciation)(a)(b)	31,575	(270,027)	127,536	(115,507)	(226,423)
Purchases	342,936		505,410		848,346
Sales	—	—	—	(246,908)	(246,908)

Closing Balance as of December 31, 2018	$2,291,483	$117,899	$632,946	$—	$3,042,328

Net change in unrealized appreciation (depreciation) on investments held as of December 31, 2018(b)	$31,575	$(270,027)	$127,537	$—	$(110,915)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See notes to financial statements

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Chemicals — 13.8%
CF Industries Holdings, Inc.(a)	323,902	$14,092,976
FMC Corp.(a)(b)	283,227	20,947,469
Mosaic Co.(a)	400,464	11,697,554
Nutrien Ltd.(a)	526,559	24,731,148
Nutrien Ltd.	546,558	25,688,226
Umicore SA	129,878	5,182,782
Yara International ASA	196,629	7,579,919

		109,920,074

Containers & Packaging — 2.8%
Packaging Corp. of America(a)(b)	173,643	14,492,245
Smurfit Kappa Group PLC	300,764	8,002,609

		22,494,854

Electronic Equipment, Instruments & Components — 1.0%
Trimble, Inc.(a)(c)	231,023	7,602,967

Energy Equipment & Services — 1.2%
Baker Hughes a GE Co.(a)	188,974	4,062,941
Halliburton Co.(a)	217,120	5,771,050

		9,833,991

Food Products — 6.4%
Archer-Daniels-Midland Co.(a)(b)	503,574	20,631,427
Bunge Ltd.(a)	94,919	5,072,471
Glanbia PLC	452,911	8,505,284
Hormel Foods Corp.(a)	129,699	5,535,553
Ingredion, Inc.	127,682	11,670,135

		51,414,870

Machinery — 0.6%
Deere & Co.(a)	31,964	4,768,070

Metals & Mining — 36.1%
ArcelorMittal	811,565	16,799,678
BHP Group PLC	1,415,742	29,916,060
First Quantum Minerals Ltd.	2,782,655	22,502,572
Fresnillo PLC	1,461,910	16,063,655
Glencore PLC(c)	8,001,911	29,751,624
Lundin Mining Corp.	1,451,898	5,998,172
Neo Lithium Corp.(c)(d)	5,498,399	2,497,075
Newcrest Mining Ltd.	1,035,287	15,911,388
Newmont Mining Corp.(a)	353,947	12,264,264
OZ Minerals Ltd.	1,648,017	10,217,473
Polyus PJSC — GDR(c)	146,028	5,709,929
Randgold Resources Ltd.	190,397	15,981,448
Randgold Resources Ltd. — ADR(a)(e)	181,327	15,030,195
Rio Tinto PLC — ADR(a)	430,056	20,849,115
Stelco Holdings, Inc.	1,185,242	13,074,820
Teck Resources Ltd., Class B(a)	1,107,310	23,851,457
Vale SA — ADR(a)	1,898,877	25,046,188
Wheaton Precious Metals Corp.	322,541	6,299,226

		287,764,339

Oil, Gas & Consumable Fuels — 33.0%
Anadarko Petroleum Corp.(a)	137,250	6,017,040
BP PLC — ADR(a)	1,169,356	44,341,980
Cairn Energy PLC(c)	2,127,123	4,058,845
Canadian Natural Resources Ltd.	275,314	6,642,868
CNOOC Ltd.	6,262,000	9,645,501
Concho Resources, Inc.(a)(c)	36,100	3,710,719
ConocoPhillips(a)	189,587	11,820,749
Devon Energy Corp.(a)	226,915	5,114,664
Exxon Mobil Corp.(a)(b)	358,043	24,414,952
Kosmos Energy Ltd.(c)	1,027,980	4,183,879
Marathon Petroleum Corp.(a)	69,654	4,110,283

Security	Shares		Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.(a)		50,020	$6,578,630
Royal Dutch Shell PLC — ADR, Class A(a)		806,930	47,019,811
Suncor Energy, Inc.		895,759	25,018,525
TOTAL SA		871,084	45,945,420
Valero Energy Corp.(a)		119,064	8,926,228
Williams Cos., Inc.(a)		255,575	5,635,429

			263,185,523

Paper & Forest Products — 1.4%
Mondi PLC		528,465	11,006,725
Precious Woods Holding AG(c)		20,000	162,783
Quintis Ltd.(c)(d)(e)		7,903,565	56

			11,169,564

Pharmaceuticals — 0.6%
Curaleaf Holdings, Inc.(c)		1,076,779	5,095,218

Total Common Stocks — 96.9% (Cost — $783,821,542)			773,249,470

	Par (000)

Corporate Bonds — 2.0%

Metals & Mining — 2.0%
Beadell Resources Ltd., 6.00%, 06/30/23(e)(f)	USD	1,800	1,578,600
Osisko Gold Royalties, Ltd., 4.00%, 12/31/22	CAD	5,652	4,108,961
Pilgangoora Operations Pty Ltd, 12.00%, 06/21/22	USD	9,000	9,997,317

Total Corporate Bonds — 2.0% (Cost — $15,311,494)			15,684,878

Total Long-Term Investments — 98.9% (Cost — $799,133,036)			788,934,348

	Shares

Short-Term Securities — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(g)(h)		13,652,388	13,652,388
SL Liquidity Series, LLC, Money Market Series, 2.57%(g)(h)		276,499	276,471

Total Short-Term Securities — 1.7% (Cost — $13,928,888)			13,928,859

Options Purchased — 0.0% (Cost — $984)			3,995

Total Investments Before Options Written — 100.6% (Cost — $813,062,908)			802,867,202

Options Written — (0.5)% (Premiums Received — $8,168,042)			(3,911,872)

Total Investments, Net of Options Written — 100.1% (Cost — $804,894,866)			798,955,330

Liabilities in Excess of Other Assets — (0.1)%			(673,671)

Net Assets — 100.0%			$798,281,659

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Annualized 7-day yield as of period end.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

(h)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)		Changes in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,156,750	(2,504,362)	13,652,388	$13,652,388	$186,529		$	__	$	__
SL Liquidity Series, LLC, Money Market Series	488,032	(211,533)	276,499	276,471	16,485	(b)		__		11

				$13,928,859	$203,014		$	__		$11

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exxon Mobil Corp.	94	01/04/19	USD	77	USD	641	$3,525
Exxon Mobil Corp.	94	1/11/19	USD	78	USD	641	470

							$3,995

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Anadarko Petroleum Corp.	195	01/04/19	USD	55.00	USD	855	$(1,170)
Archer-Daniels-Midland Co.	675	01/04/19	USD	47.00	USD	2,765	(5,400)
CF Industries Holdings, Inc.	432	01/04/19	USD	47.50	USD	1,880	(10,800)
ConocoPhillips	140	01/04/19	USD	68.00	USD	873	(420)
Devon Energy Corp.	299	01/04/19	USD	28.50	USD	674	(1,196)
Exxon Mobil Corp.	94	01/04/19	USD	80.00	USD	641	(188)
Hormel Foods Corp.	94	01/04/19	USD	45.00	USD	401	(4,700)
Newmont Mining Corp.	356	01/04/19	USD	32.00	USD	1,234	(94,162)
Pioneer Natural Resources Co.	40	01/04/19	USD	152.50	USD	526	(2,000)
Royal Dutch Shell PLC — ADR, Class A	974	01/04/19	USD	61.50	USD	5,675	(38,960)
Teck Resources Ltd.	608	01/04/19	USD	22.00	USD	1,310	(13,680)
Teck Resources Ltd.	246	01/04/19	USD	23.50	USD	530	(3,198)
Valero Energy Corp.	95	01/04/19	USD	84.00	USD	712	(380)
Vale SA — ADR	1,348	01/04/19	USD	14.50	USD	1,778	(2,696)
Archer-Daniels-Midland Co.	675	01/11/19	USD	47.00	USD	2,765	(4,050)
BP PLC — ADR	638	01/11/19	USD	42.00	USD	2,419	(1,914)
CF Industries Holdings, Inc.	432	01/11/19	USD	47.50	USD	1,880	(8,640)
ConocoPhillips	73	01/11/19	USD	71.00	USD	455	(292)
Deere & Co.	127	01/11/19	USD	160.00	USD	1,894	(6,414)
Exxon Mobil Corp.	94	01/11/19	USD	80.00	USD	641	(282)
Halliburton Co.	115	01/11/19	USD	32.00	USD	306	(345)
Halliburton Co.	227	01/11/19	USD	33.53	USD	603	—
Marathon Petroleum Corp.	41	01/11/19	USD	65.00	USD	242	(492)
Marathon Petroleum Corp.	53	01/11/19	USD	65.50	USD	313	(450)
Mosaic Co.	394	01/11/19	USD	37.50	USD	1,151	(13,396)
Newmont Mining Corp.	221	01/11/19	USD	33.50	USD	766	(32,819)
Pioneer Natural Resources Co.	96	01/11/19	USD	143.00	USD	1,263	(6,480)
Royal Dutch Shell PLC — ADR, Class A	432	01/11/19	USD	60.00	USD	2,517	(14,040)
Teck Resources Ltd.	943	01/11/19	USD	23.50	USD	2,031	(11,316)
Vale SA — ADR	1,348	01/11/19	USD	14.50	USD	1,778	(8,088)

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Valero Energy Corp.	96	01/11/19	USD	84.01	USD	720	$(1,110)
Anadarko Petroleum Corp.	178	01/18/19	USD	55.00	USD	780	(801)
Archer-Daniels-Midland Co.	675	01/18/19	USD	47.00	USD	2,765	(3,037)
Baker Hughes a GE Co., Class A	295	01/18/19	USD	26.00	USD	634	(7,375)
BP PLC — ADR	700	01/18/19	USD	42.00	USD	2,654	(2,100)
BP PLC — ADR	687	01/18/19	USD	41.00	USD	2,605	(4,809)
Bunge Ltd.	191	01/18/19	USD	65.00	USD	1,021	(3,820)
CF Industries Holdings, Inc.	431	01/18/19	USD	47.50	USD	1,875	(16,809)
Concho Resources, Inc.	64	01/18/19	USD	135.00	USD	658	(960)
Devon Energy Corp.	201	01/18/19	USD	30.00	USD	453	(201)
First Quantum Minerals Ltd.	930	01/18/19	CAD	13.00	CAD	1,027	(11,581)
First Quantum Minerals Ltd.	851	01/18/19	CAD	15.00	CAD	940	(2,182)
First Quantum Minerals Ltd.	427	01/18/19	CAD	14.00	CAD	471	(2,502)
FMC Corp.	137	01/18/19	USD	80.00	USD	1,013	(4,110)
FMC Corp.	350	01/18/19	USD	85.00	USD	2,589	(3,500)
Halliburton Co.	115	01/18/19	USD	33.00	USD	306	(287)
Halliburton Co.	227	01/18/19	USD	35.45	USD	603	(1)
Hormel Foods Corp.	240	01/18/19	USD	45.00	USD	1,024	(4,800)
Lundin Mining Corp.	3,430	01/18/19	CAD	6.00	CAD	1,935	(31,406)
Mosaic Co.	396	01/18/19	USD	37.00	USD	1,157	(1,188)
Mosaic Co.	501	01/18/19	USD	39.00	USD	1,463	(14,028)
Newmont Mining Corp.	355	01/18/19	USD	34.00	USD	1,230	(47,570)
Packaging Corp. of America	694	01/18/19	USD	95.00	USD	5,792	(20,820)
Pioneer Natural Resources Co.	63	01/18/19	USD	160.00	USD	829	(2,520)
Randgold Resources Ltd. — ADR	273	01/18/19	USD	82.50	USD	2,265	(65,520)
Rio Tinto PLC — ADR	334	01/18/19	USD	52.50	USD	1,619	(6,680)
Royal Dutch Shell PLC — ADR, Class A	525	01/18/19	USD	62.50	USD	3,059	(6,563)
Stelco Holdings, Inc.	354	01/18/19	CAD	22.00	CAD	438	(2,593)
Stelco Holdings, Inc.	291	01/18/19	CAD	23.00	CAD	533	(2,132)
Suncor Energy, Inc.	389	01/18/19	CAD	48.00	CAD	1,483	(1,425)
Suncor Energy, Inc.	114	01/18/19	CAD	46.00	CAD	435	(459)
Teck Resources Ltd.	295	01/18/19	USD	24.00	USD	635	(5,162)
Teck Resources Ltd.	915	01/18/19	USD	22.00	USD	1,971	(64,508)
Teck Resources Ltd.	208	01/18/19	USD	23.00	USD	448	(7,800)
Vale SA — ADR	364	01/18/19	USD	14.00	USD	480	(6,552)
Valero Energy Corp.	60	01/18/19	USD	90.00	USD	450	(270)
Valero Energy Corp.	167	01/18/19	USD	87.50	USD	1,252	(1,085)
Williams Cos., Inc.	1,025	01/18/19	USD	25.00	USD	2,260	(5,125)
Baker Hughes a GE Co., Class A	83	01/25/19	USD	23.12	USD	178	(1,931)
BP PLC — ADR	688	01/25/19	USD	41.00	USD	2,609	(8,600)
ConocoPhillips	72	01/25/19	USD	68.00	USD	449	(2,772)
Devon Energy Corp.	198	01/25/19	USD	27.50	USD	446	(1,485)
Exxon Mobil Corp.	157	01/25/19	USD	79.00	USD	1,071	(863)
Halliburton Co.	184	01/25/19	USD	30.50	USD	489	(3,496)
Hormel Foods Corp.	184	01/25/19	USD	43.50	USD	785	(13,800)
Marathon Petroleum Corp.	106	01/25/19	USD	65.50	USD	626	(4,081)
Mosaic Co.	310	01/25/19	USD	30.50	USD	906	(20,770)
Royal Dutch Shell PLC — ADR, Class A	432	01/25/19	USD	60.50	USD	2,517	(24,840)
Teck Resources Ltd.	245	01/25/19	USD	24.50	USD	528	(5,145)
Vale SA — ADR	545	01/25/19	USD	14.00	USD	719	(13,080)
Valero Energy Corp.	58	01/25/19	USD	78.00	USD	435	(9,976)
Anadarko Petroleum Corp.	176	02/01/19	USD	51.00	USD	772	(6,776)
Baker Hughes a GE Co. , Class A	83	02/01/19	USD	23.12	USD	178	(2,227)
BP PLC — ADR Each Representing Six PLC	688	02/01/19	USD	41.01	USD	2,609	(17,477)
ConocoPhillips	232	02/01/19	USD	65.00	USD	1,447	(33,060)
Devon Energy Corp.	209	02/01/19	USD	27.50	USD	471	(2,717)
Exxon Mobil Corp.	283	02/01/19	USD	71.00	USD	1,930	(36,507)
Exxon Mobil Corp.	236	02/01/19	USD	70.00	USD	1,609	(39,412)
Marathon Petroleum Corp.	78	02/01/19	USD	60.50	USD	460	(16,419)
Newmont Mining Corp.	242	02/01/19	USD	34.50	USD	839	(33,154)
Pioneer Natural Resources Co.	43	02/01/19	USD	138.00	USD	566	(17,200)
Royal Dutch Shell PLC — ADR, Class A	432	02/01/19	USD	58.50	USD	2,517	(72,360)

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Teck Resources Ltd.	294	02/01/19	USD	24.00	USD	633	$(9,996)
Teck Resources Ltd.	485	02/01/19	USD	22.00	USD	1,045	(47,530)
Vale SA — ADR	561	02/01/19	USD	14.50	USD	740	(10,379)
Vale SA — ADR	500	02/01/19	USD	13.50	USD	660	(24,500)
Royal Dutch Shell PLC — ADR, Class A	432	02/06/19	USD	58.51	USD	2,517	(66,543)
BP PLC — ADR Each Representing Six PLC	638	02/08/19	USD	39.26	USD	2,419	(49,290)
Exxon Mobil Corp.	236	02/08/19	USD	70.01	USD	1,609	(27,866)
BP PLC — ADR	638	02/15/19	USD	42.00	USD	2,419	(13,079)
Canadian Natural Resources Ltd.	42	02/15/19	CAD	34.00	CAD	1,390	(41,885)
Concho Resources, Inc.	80	02/15/19	USD	112.00	USD	822	(24,593)
ConocoPhillips	166	02/15/19	USD	67.50	USD	1,035	(20,418)
ConocoPhillips	76	02/15/19	USD	65.00	USD	474	(15,846)
Exxon Mobil Corp.	284	02/15/19	USD	80.00	USD	1,937	(3,266)
Exxon Mobil Corp.	236	02/15/19	USD	70.00	USD	1,609	(44,958)
First Quantum Minerals Ltd.	50	02/15/19	CAD	13.00	CAD	552	(19,045)
First Quantum Minerals Ltd.	245	02/15/19	CAD	12.00	CAD	2,705	(145,363)
Newmont Mining Corp.	242	02/15/19	USD	35.00	USD	839	(34,122)
Teck Resources Ltd.	190	02/15/19	USD	25.00	USD	409	(7,505)
Trimble, Inc.	14	02/15/19	USD	35.00	USD	46	(1,435)
Vale SA — ADR	1,180	02/15/19	USD	14.00	USD	1,556	(48,380)

							$(1,695,506)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ArcelorMittal SA	Morgan Stanley & Co. International PLC	44,400	01/03/19	EUR	22.50	EUR	802	$—
First Quantum Minerals Ltd.	Royal Bank of Canada	56,000	01/03/19	CAD	13.86	CAD	618	—
Fresnillo PLC	Goldman Sachs International	96,000	01/03/19	GBP	8.48	GBP	828	(35,878)
Glencore PLC	Morgan Stanley & Co. International PLC	662,000	01/03/19	GBP	3.06	GBP	1,933	(8,704)
OZ Minerals Ltd.	Goldman Sachs International	145,000	01/03/19	AUD	9.28	AUD	1,276	(1,216)
Stelco Holdings, Inc.	Credit Suisse International	25,000	01/03/19	CAD	21.78	CAD	377	—
Suncor Energy, Inc.	Goldman Sachs International	19,400	01/03/19	CAD	46.20	CAD	740	—
TOTAL SA	Morgan Stanley & Co. International PLC	52,200	01/03/19	EUR	51.51	EUR	2,403	—
Vale SA — ADR	Barclays Bank PLC	60,000	01/03/19	USD	15.66	USD	791	—
Bunge Ltd.	Barclays Bank PLC	18,800	01/04/19	USD	58.63	USD	1,005	(11)
First Quantum Minerals Ltd.	Citibank N.A.	42,000	01/04/19	CAD	14.25	CAD	464	(5)
Suncor Energy, Inc.	Goldman Sachs International	45,600	01/04/19	CAD	44.18	CAD	1,739	—
Suncor Energy, Inc.	Credit Suisse International	17,100	01/07/19	CAD	46.00	CAD	652	(12)
CNOOC Ltd.	UBS AG	587,000	01/08/19	HKD	14.23	HKD	7,079	(335)
Smurfit Kappa Group PLC	Morgan Stanley & Co. International PLC	67,100	01/08/19	EUR	29.35	EUR	1,558	(47)
ArcelorMittal SA	Goldman Sachs International	83,100	01/09/19	EUR	23.16	EUR	1,502	(46)
First Quantum Minerals Ltd.	Goldman Sachs International	81,200	01/09/19	CAD	13.46	CAD	896	(1,542)
OZ Minerals Ltd.	Citibank N.A.	258,600	01/09/19	AUD	9.58	AUD	2,276	(2,348)
TOTAL SA	Morgan Stanley & Co. International PLC	44,000	01/09/19	EUR	53.35	EUR	2,026	(14)
Trimble, Inc.	Citibank N.A.	22,000	01/09/19	USD	38.20	USD	724	(31)
BHP Group PLC	UBS AG	158,700	01/10/19	GBP	16.44	GBP	2,631	(91,745)
First Quantum Minerals Ltd.	Royal Bank of Canada	56,000	01/10/19	CAD	13.86	CAD	618	(925)
Stelco Holdings, Inc.	Credit Suisse International	20,000	01/11/19	CAD	19.33	CAD	301	(5)
Stelco Holdings, Inc.	Credit Suisse International	30,000	01/11/19	CAD	21.70	CAD	452	—
Suncor Energy, Inc.	Credit Suisse International	17,000	01/11/19	CAD	45.48	CAD	648	(3)
Vale SA — ADR	Citibank N.A.	114,600	01/11/19	USD	15.60	USD	1,512	(366)
CNOOC Ltd.	UBS AG	587,000	01/15/19	HKD	14.23	HKD	7,079	(1,117)
First Quantum Minerals Ltd.	Royal Bank of Canada	56,000	01/15/19	CAD	14.05	CAD	618	(1,168)
Glanbia PLC	Goldman Sachs International	48,400	01/15/19	EUR	17.43	EUR	794	(5,798)
Randgold Resources Ltd. — ADR	Goldman Sachs International	18,300	01/15/19	USD	84.00	USD	1,518	(20,761)
Stelco Holdings, Inc.	Credit Suisse International	37,500	01/15/19	CAD	21.90	CAD	565	—
Suncor Energy, Inc.	Goldman Sachs International	45,600	01/15/19	CAD	44.39	CAD	1,739	(1,113)
ArcelorMittal SA	Goldman Sachs International	30,800	01/16/19	EUR	20.52	EUR	559	(1,497)
Fresnillo PLC	Goldman Sachs International	96,000	01/16/19	GBP	8.56	GBP	828	(50,277)
Glencore International PLC	Morgan Stanley & Co. International PLC	662,000	01/16/19	GBP	3.10	GBP	1,933	(26,332)

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TOTAL SA	Credit Suisse International	69,000	01/16/19	EUR	48.97	EUR	3,177	$(9,469)
Umicore SA	Credit Suisse International	25,700	01/16/19	EUR	37.41	EUR	895	(10,594)
First Quantum Minerals Ltd.	Credit Suisse International	125,000	01/22/19	CAD	13.26	CAD	1,380	(12,760)
ArcelorMittal SA	Morgan Stanley & Co. International PLC	108,400	01/23/19	EUR	20.31	EUR	1,959	(12,759)
Canadian Natural Resources Ltd.	Credit Suisse International	29,000	01/23/19	CAD	37.51	CAD	955	(3,676)
Smurfit Kappa Group PLC	UBS AG	58,000	01/23/19	EUR	24.72	EUR	1,347	(31,158)
Suncor Energy, Inc.	Credit Suisse International	47,800	01/23/19	CAD	42.56	CAD	1,823	(5,401)
TOTAL SA	UBS AG	70,200	01/23/19	EUR	50.27	EUR	3,242	(5,761)
Trimble, Inc.	Barclays Bank PLC	34,500	01/23/19	USD	36.53	USD	1,135	(5,826)
BHP Group PLC	UBS AG	208,600	01/24/19	GBP	16.13	GBP	3,459	(206,777)
FMC Corp.	Deutsche Bank AG	32,200	01/24/19	USD	77.19	USD	2,382	(35,481)
Fresnillo PLC	Credit Suisse International	178,000	01/24/19	GBP	8.02	GBP	1,534	(186,075)
Mondi PLC	Goldman Sachs International	138,200	01/24/19	GBP	17.93	GBP	2,258	(21,385)
Randgold Resources Ltd. — ADR	Barclays Bank PLC	26,900	01/24/19	USD	87.09	USD	2,230	(26,125)
Yara International ASA	Goldman Sachs International	39,100	01/24/19	NOK	358.26	NOK	13,033	(8,223)
First Quantum Minerals Ltd.	Credit Suisse International	125,000	01/25/19	CAD	13.26	CAD	1,380	(16,050)
Glencore International PLC	UBS AG	1,326,100	01/25/19	GBP	3.05	GBP	3,872	(109,134)
Stelco Holdings, Inc.	Credit Suisse International	37,500	01/25/19	CAD	22.10	CAD	565	(12)
Lundin Mining Corp.	Goldman Sachs International	238,000	01/29/19	CAD	6.03	CAD	1,342	(32,829)
Rio Tinto PLC — ADR	Goldman Sachs International	54,300	01/29/19	USD	49.49	USD	2,632	(59,351)
TOTAL SA	Credit Suisse International	38,000	01/29/19	EUR	48.58	EUR	1,750	(14,914)
ArcelorMittal SA	Goldman Sachs International	58,000	01/30/19	EUR	20.36	EUR	1,048	(9,657)
BHP Group PLC	Goldman Sachs International	199,000	01/30/19	GBP	16.96	GBP	3,299	(108,760)
FMC Corp.	Deutsche Bank AG	32,300	01/30/19	USD	77.19	USD	2,389	(43,667)
Glencore International PLC	Goldman Sachs International	550,700	01/30/19	GBP	2.98	GBP	1,608	(69,121)
Ingredion, Inc.	Citibank N.A.	17,000	01/30/19	USD	92.44	USD	1,554	(43,272)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	454,000	01/31/19	HKD	13.40	HKD	5,475	(9,580)
First Quantum Minerals Ltd.	Royal Bank of Canada	56,000	01/31/19	CAD	14.25	CAD	618	(7,313)
Glanbia PLC	UBS AG	83,600	01/31/19	EUR	17.23	EUR	1,370	(26,009)
OZ Minerals Ltd.	Goldman Sachs International	258,600	01/31/19	AUD	9.09	AUD	2,276	(40,527)
Stelco Holdings, Inc.	Citibank N.A.	28,700	01/31/19	CAD	20.32	CAD	432	(216)
Umicore SA	Credit Suisse International	26,500	01/31/19	EUR	36.82	EUR	923	(18,106)
Suncor Energy, Inc.	Goldman Sachs International	33,300	02/01/19	CAD	43.81	CAD	1,270	(3,584)
Trimble, Inc.	Citibank N.A.	34,500	02/01/19	USD	36.65	USD	1,135	(9,170)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	877,000	02/04/19	HKD	12.88	HKD	10,577	(30,620)
Canadian Natural Resources Ltd.	Credit Suisse International	29,000	02/06/19	CAD	37.51	CAD	955	(8,016)
Glanbia PLC	UBS AG	49,200	02/06/19	EUR	17.15	EUR	806	(19,464)
Ingredion, Inc.	Citibank N.A.	17,000	02/06/19	USD	92.44	USD	1,554	(49,096)
Rio Tinto PLC — ADR	UBS AG	30,000	02/07/19	USD	47.17	USD	1,454	(85,748)
Suncor Energy, Inc.	Goldman Sachs International	42,200	02/07/19	CAD	37.66	CAD	1,609	(59,238)
Baker Hughes a GE Co., Class A	Deutsche Bank AG	29,400	02/08/19	USD	22.01	USD	632	(19,581)
TOTAL SA	UBS AG	75,100	02/12/19	EUR	48.21	EUR	3,468	(53,108)
Fresnillo PLC	Credit Suisse International	178,000	02/13/19	GBP	8.02	GBP	1,534	(213,021)
Ingredion, Inc.	Citibank N.A.	17,000	02/13/19	USD	92.44	USD	1,554	(54,429)
Mondi PLC	UBS AG	73,200	02/13/19	GBP	17.57	GBP	1,196	(31,364)
Rio Tinto PLC — ADR	Goldman Sachs International	54,300	02/13/19	USD	49.49	USD	2,632	(79,336)
Suncor Energy, Inc.	Goldman Sachs International	40,000	02/14/19	CAD	41.73	CAD	1,525	(17,639)
Yara International ASA	Goldman Sachs International	39,600	02/20/19	NOK	349.98	NOK	13,199	(41,668)

								$(2,216,366)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,789,164	$(532,994)	$(3,911,872)

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$3,995	$—	$—	$—	$3,995

Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$3,911,872	$—	$—	$—	$3,911,872

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchase(a)	$—	$—	$(11,972)	$—	$—	$—	$(11,972)
Options written	—	—	(1,950,043)	—	—	—	(1,950,043)

	$—	$—	$(1,962,015)	$—	$—	$—	$(1,962,015)

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$3,011	$—	$—	$—	$3,011
Options written	—	—	12,466,021	—	—	—	12,466,021

	$—	$—	$12,469,032	$—	$—	$—	$12,469,032

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of contracts purchased	$2,094
Average value of contracts written	$6,816,663

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$3,995	(a)	$3,911,872
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,995)		(1,695,506)

Total derivative assets and liabilities subject to an MNA	$—		$2,216,366

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Schedule of Investments.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$31,962	$—	$(31,962)	$—	$—
Citibank N.A.	158,933	—	(24,139)	—	134,794
Credit Suisse International	498,114	—	(498,114)	—	—
Deutsche Bank AG	98,729	—	—	—	98,729
Goldman Sachs International	669,446	—	(505,072)	—	164,374
JPMorgan Chase Bank N.A.	40,200	—	(40,200)	—	—
Morgan Stanley & Co. International PLC	47,856	—	(47,856)	—	—
Royal Bank of Canada	9,406	—	—	—	9,406
UBS AG	661,720	—	(661,720)	—	—

	$2,216,366	$—	$(1,809,063)	$—	$407,303

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$97,157,373	$12,762,701	$—	$109,920,074
Containers & Packaging	14,492,245	8,002,609	—	22,494,854
Electronic Equipment, Instruments & Components	7,602,967	—	—	7,602,967
Energy Equipment & Services	9,833,991	—	—	9,833,991
Food Products	42,909,586	8,505,284	—	51,414,870
Machinery	4,768,070	—	—	4,768,070
Metals & Mining	132,382,889	140,351,255	15,030,195	287,764,339
Oil, Gas & Consumable Fuels	203,535,757	59,649,766	—	263,185,523
Paper & Forest Products	—	11,169,508	56	11,169,564
Pharmaceuticals	5,095,218	—	—	5,095,218
Corporate Bonds	4,108,961	9,997,317	1,578,600	15,684,878
Short-Term Securities	13,652,388	—	—	13,652,388
Options Purchased:
Equity contracts	3,995	—	—	3,995

Subtotal	$535,543,440	$250,438,440	$16,608,851	$802,590,731

Investments Valued at NAV(a)				276,471
Total Investments				$802,867,202

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(1,504,468)	$(2,407,404)	$—	$(3,911,872)

(a)	As of December 31, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 2 (a)
Assets:
Long-Term Investments:
Corporate Bonds	$4,653,795	$4,653,795

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Total
Assets:
Opening Balance, as of December 31, 2017	$62	$—	$62
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(2,074)	—	(2,074)
Net change in unrealized appreciation (depreciation)(a)(b)	2,653,048	(221,400)	2,431,648
Purchases	12,576,773	1,800,000	14,376,773
Sales	(197,558)	—	(197,558)

Closing Balance as of December 31, 2018	$15,030,251	$1,578,600	$16,608,851

Net change in unrealized appreciation (depreciation) on investments held as of December 31, 2018(b)	$2,653,048	$(221,400)	$2,431,648

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Automobiles — 1.0%
Tesla, Inc.(a)(b)	16,815	$5,596,032

Communications Equipment — 0.5%
Viavi Solutions, Inc.(a)(b)	313,673	3,152,414

Diversified Consumer Services — 0.8%
Arco Platform Ltd., Class A(a)	202,229	4,473,306

Diversified Telecommunication Services — 0.6%
Bandwidth, Inc., Class A(a)	83,772	3,413,709

Electrical Equipment — 0.6%
II-VI, Inc.(a)(b)	116,744	3,789,510

Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc.(a)(b)	57,003	3,538,746

Entertainment — 6.2%
Activision Blizzard, Inc.(b)	136,435	6,353,778
Netflix, Inc.(a)(b)	35,133	9,403,699
Spotify Technology SA(a)(b)	20,709	2,350,471
Studio Dragon Corp.(a)	39,175	3,244,103
Take-Two Interactive Software, Inc.(a)(b)	77,088	7,935,439
Ubisoft Entertainment SA(a)	85,983	6,926,957

		36,214,447

Health Care Technology — 1.0%
Ping An Healthcare and Technology Co. Ltd.(a)(c)(d)	676,978	2,380,186
Teladoc Health, Inc.(a)(b)	68,308	3,386,028

		5,766,214

Household Durables — 0.5%
Roku, Inc.(a)(b)	91,092	2,791,059

Interactive Media & Services — 14.1%
58.com, Inc. — ADR(a)(b)	52,400	2,840,604
Alphabet, Inc., Class A(a)(b)	28,015	29,274,554
Eventbrite, Inc., Class A(a)(b)	99,269	2,760,671
Facebook, Inc., Class A(a)(b)	49,472	6,485,285
IAC/InterActiveCorp(a)(b)	30,002	5,491,566
Tencent Holdings Ltd.	740,700	29,687,495
Yandex NV, Class A(a)(b)	231,080	6,320,038

		82,860,213

Internet & Direct Marketing Retail — 11.3%
Alibaba Group Holding Ltd. — ADR(a)(b)	123,494	16,927,323
Amazon.com, Inc.(a)(b)	18,872	28,345,178
Delivery Hero SE(a)(c)	107,930	4,029,456
Ensogo Ltd.(a)(e)	173,282	1
Farfetch Ltd., Class A(a)(b)	197,650	3,500,382
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, Cost $1,998,435)(a)(e)(f)	1,054	211,759
Meituan Dianping, Class B(a)(d)	768,196	4,305,492
MercadoLibre, Inc.(b)	15,500	4,539,175
Takeaway.com NV(a)(c)	50,640	3,422,105
Tongcheng-Elong Holdings Ltd.(a)	819,200	1,307,707

		66,588,578

IT Services — 18.0%
Adyen NV(a)(c)	8,676	4,687,112
Endava PLC, ADR(a)	78,413	1,900,731
GMO Payment Gateway, Inc.(d)	89,900	3,827,673
InterXion Holding NV(a)(b)	81,948	4,438,304
Mastercard, Inc., Class A(b)	92,272	17,407,113
MongoDB, Inc.(a)(b)	33,711	2,822,959
Okta, Inc.(a)(b)	92,236	5,884,657
Pagseguro Digital Ltd., Class A(a)(b)	189,961	3,557,970
PayPal Holdings, Inc.(a)(b)	99,400	8,358,546

Security	Shares	Value

IT Services (continued)
Shopify, Inc., Class A(a)(b)	31,463	$4,356,052
Square, Inc., Class A(a)(b)	201,964	11,328,161
StoneCo Ltd.(a)	102,887	1,897,236
Twilio, Inc., Class A(a)(b)	110,105	9,832,376
Visa, Inc., Class A(b)	125,645	16,577,601
Wirecard AG	28,319	4,269,152
Wix.com Ltd.(a)(b)	54,137	4,890,737

		106,036,380

Semiconductors & Semiconductor Equipment — 11.4%
Advanced Micro Devices, Inc.(a)(b)	286,303	5,285,153
Aixtron SE(a)	285,294	2,765,706
ASML Holding NV	57,145	8,952,305
Cree, Inc.(a)(b)	91,780	3,925,890
Lam Research Corp.(b)	37,426	5,096,298
Marvell Technology Group Ltd.(b)	352,600	5,708,594
Microchip Technology, Inc.(b)	41,300	2,970,296
Monolithic Power Systems, Inc.(b)	36,770	4,274,512
NVIDIA Corp.(b)	27,252	3,638,142
Silicon Laboratories, Inc.(a)(b)	37,100	2,923,851
Skyworks Solutions, Inc.(b)	49,117	3,291,821
SOITEC(a)	85,620	4,955,137
STMicroelectronics NV	240,600	3,410,167
Taiwan Semiconductor Manufacturing Co. Ltd.	1,282,000	9,308,896

		66,506,768

Software — 27.9%
Adobe, Inc.(a)(b)	56,800	12,850,432
Altair Engineering, Inc., Class A(a)	154,413	4,258,711
Altium Ltd.	207,900	3,182,204
Atlassian Corp. PLC, Class A(a)(b)	55,000	4,893,900
Autodesk, Inc.(a)(b)	68,500	8,809,785
Avalara, Inc.(a)(b)	103,439	3,222,125
Coupa Software, Inc.(a)(b)	59,380	3,732,627
Elastic NV(a)(b)	19,391	1,386,069
Guidewire Software, Inc.(a)(b)	42,500	3,409,775
Kingdee International Software Group Co. Ltd.	4,938,000	4,365,644
Microsoft Corp.(b)	343,440	34,883,201
Oracle Corp.(b)	64,796	2,925,539
Pluralsight, Inc., Class A(a)(b)	168,393	3,965,655
PTC, Inc.(a)(b)	55,300	4,584,370
RingCentral, Inc., Class A(a)	33,136	2,731,732
SailPoint Technologies Holding, Inc.(a)	187,346	4,400,758
salesforce.com, Inc.(a)(b)	117,100	16,039,187
SendGrid, Inc.(a)(b)	147,932	6,386,224
ServiceNow, Inc.(a)(b)	38,210	6,803,290
Smartsheet, Inc., Class A(a)(b)	61,397	1,526,329
SVMK, Inc.(a)(b)	167,511	2,055,360
Tableau Software, Inc., Class A(a)(b)	42,300	5,076,000
Xero Ltd.(a)	120,100	3,558,761
Zendesk, Inc.(a)(b)	91,751	5,355,506
Zscaler, Inc.(a)(b)	68,630	2,690,982
Zuora, Inc., Class A(a)	587,925	10,664,959

		163,759,125

Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.(b)	109,269	17,236,092

Total Common Stocks — 97.3% (Cost — $356,003,480)		571,722,593

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities — 2.6%

Preferred Stocks — 2.6%

Interactive Media & Services — 2.6%
Ant International, (Acquired 05/18/18, cost $6,492,863), 0.00%(e)(f)	1,157,373	$6,492,862
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $3,000,048), 0.00%(e)(f)	90,044	4,049,279
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,106,332), 0.00%(a)(e)(f)	110,003	4,949,035

Total Preferred Stocks — 2.6% (Cost — $12,509,875)		15,491,176

Total Long-Term Investments — 99.9% (Cost — $368,513,355)		587,213,769

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(g)(i)	4,738,937	4,738,937
SL Liquidity Series, LLC, Money Market Series, 2.57%(g)(h)(i)	1,710,252	1,710,081

Total Short-Term Securities — 1.1% (Cost — $6,449,185)		6,449,018

Total Investments Before Options Written — 101.0% (Cost — $374,962,540)		593,662,787

Options Written — (0.8)% (Premiums Received — $7,930,427)		(4,702,879)

Total Investments, Net of Options Written — 100.2% (Cost — $367,032,113)		588,959,908

Liabilities in Excess of Other Assets — (0.2)%		(1,052,223)

Net Assets — 100.0%		$587,907,685

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $15,702,935 and an original cost of $13,597,678, which was 2.7% of its net assets.

(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of security was purchased with the cash collateral from loaned securities.

(i)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,696,297	42,640	4,738,937	$4,738,937	$182,611		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,497,053	(1,786,801)	1,710,252	1,710,081	159,000	(b)	(842)	2

				$6,449,018	341,611		$(842)	$2

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	263	01/04/19	USD	56.50	USD	1,225	$(789)
Adobe, Inc.	73	01/04/19	USD	255.00	USD	1,652	(438)

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alibaba Group Holding Ltd. — ADR	75	01/04/19	USD	160.00	USD	1,028	$(75)
Alphabet, Inc., Class A	15	01/04/19	USD	1,080.00	USD	1,567	(4,687)
Amazon.com, Inc.	13	01/04/19	USD	1,700.00	USD	1,953	(448)
Autodesk, Inc.	62	01/04/19	USD	149.00	USD	797	(186)
Cree, Inc.	80	01/04/19	USD	46.50	USD	342	(640)
Facebook, Inc., Class A	64	01/04/19	USD	149.00	USD	839	(64)
Marvell Technology Group Ltd.	100	01/04/19	USD	17.50	USD	162	(400)
Mastercard, Inc.	71	01/04/19	USD	200.00	USD	1,339	(958)
Netflix, Inc.	24	01/04/19	USD	290.00	USD	642	(1,080)
PayPal Holdings, Inc.	95	01/04/19	USD	84.50	USD	799	(11,258)
ServiceNow, Inc.	66	01/04/19	USD	187.50	USD	1,175	(4,290)
Shopify, Inc.	34	01/04/19	USD	155.00	USD	471	(340)
Skyworks Solutions, Inc.	110	01/04/19	USD	76.00	USD	737	(1,650)
Take-Two Interactive Software, Inc.	26	01/04/19	USD	112.00	USD	268	(195)
Visa, Inc., Class A	57	01/04/19	USD	143.00	USD	752	(228)
Yandex NV	400	01/04/19	USD	32.00	USD	1,094	(2,000)
salesforce.com, Inc.	86	01/04/19	USD	135.00	USD	1,178	(29,885)
Avalara, Inc.	165	01/08/19	USD	35.01	USD	514	(2,856)
Activision Blizzard, Inc.	112	01/11/19	USD	52.50	USD	522	(7,392)
Adobe, Inc.	50	01/11/19	USD	267.50	USD	1,131	(2,250)
Advanced Micro Devices, Inc.	421	01/11/19	USD	20.00	USD	777	(18,735)
Alibaba Group Holding Ltd. — ADR	83	01/11/19	USD	160.00	USD	1,138	(539)
Alphabet, Inc., Class A	6	01/11/19	USD	1,100.00	USD	627	(2,760)
Amazon.com, Inc.	13	01/11/19	USD	1,770.00	USD	1,953	(3,601)
Apple, Inc.	63	01/11/19	USD	197.30	USD	994	(5)
Apple, Inc.	48	01/11/19	USD	180.96	USD	757	(164)
Autodesk, Inc.	57	01/11/19	USD	140.00	USD	733	(4,845)
Cree, Inc.	100	01/11/19	USD	47.00	USD	428	(2,350)
Facebook, Inc., Class A	24	01/11/19	USD	147.00	USD	315	(396)
Marvell Technology Group Ltd.	381	01/11/19	USD	16.50	USD	617	(12,573)
Microsoft Corp.	175	01/11/19	USD	112.00	USD	1,777	(2,100)
Roku, Inc.	140	01/11/19	USD	40.00	USD	429	(2,100)
Shopify, Inc.	43	01/11/19	USD	165.00	USD	595	(1,075)
Take-Two Interactive Software, Inc.	92	01/11/19	USD	114.00	USD	947	(4,600)
Visa, Inc., Class A	27	01/11/19	USD	142.00	USD	356	(553)
Visa, Inc., Class A	27	01/11/19	USD	144.00	USD	356	(513)
salesforce.com, Inc.	23	01/11/19	USD	146.00	USD	315	(2,001)
58.com, Inc. — ADR	92	01/18/19	USD	70.00	USD	499	(4,140)
58.com, Inc. — ADR	91	01/18/19	USD	65.00	USD	493	(1,820)
Activision Blizzard, Inc.	112	01/18/19	USD	52.50	USD	522	(3,584)
Adobe, Inc.	38	01/18/19	USD	260.00	USD	860	(1,767)
Advanced Micro Devices, Inc.	618	01/18/19	USD	23.00	USD	1,141	(8,652)
Alibaba Group Holding Ltd. — ADR	75	01/18/19	USD	160.00	USD	1,028	(1,650)
Alibaba Group Holding Ltd. — ADR	65	01/18/19	USD	145.00	USD	891	(12,025)
Alphabet, Inc., Class A	6	01/18/19	USD	1,130.00	USD	627	(2,490)
Alphabet, Inc., Class A	8	01/18/19	USD	1,100.00	USD	836	(7,920)
Amazon.com, Inc.	17	01/18/19	USD	1,800.00	USD	2,553	(2,720)
Atlassian Corp. PLC, Class A	190	01/18/19	USD	85.00	USD	1,691	(133,000)
Avalara, Inc.	66	01/18/19	USD	35.00	USD	206	(2,805)
Coupa Software, Inc.	100	01/18/19	USD	70.00	USD	629	(10,500)
Cree, Inc.	141	01/18/19	USD	45.00	USD	603	(11,421)
Elastic NV	67	01/18/19	USD	65.00	USD	479	(54,605)
Eventbrite, Inc., Class A	140	01/18/19	USD	35.00	USD	389	(2,100)
Facebook, Inc., Class A	64	01/18/19	USD	150.00	USD	839	(1,824)
Farfetch Ltd., Class A	387	01/18/19	USD	20.00	USD	685	(15,480)
Guidewire Software, Inc.	58	01/18/19	USD	90.00	USD	465	(1,160)
Guidewire Software, Inc.	58	01/18/19	USD	80.00	USD	465	(16,965)
IAC/InterActiveCorp	53	01/18/19	USD	185.00	USD	970	(33,125)
II-VI, Inc.	93	01/18/19	USD	40.00	USD	302	(4,650)
InterXion Holding NV	190	01/18/19	USD	60.00	USD	1,029	(3,325)
Keysight Technologies, Inc.	91	01/18/19	USD	60.00	USD	565	(28,210)
Lam Research Corp.	42	01/18/19	USD	160.00	USD	572	(567)

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lam Research Corp.	146	01/18/19	USD	155.00	USD	1,988	$(6,059)
Marvell Technology Group Ltd.	100	01/18/19	USD	18.00	USD	162	(650)
Mastercard, Inc.	163	01/18/19	USD	210.00	USD	3,075	(6,764)
MercadoLibre, Inc.	85	01/18/19	USD	320.00	USD	2,489	(44,625)
Microchip Technology, Inc.	72	01/18/19	USD	80.00	USD	518	(2,160)
Microchip Technology, Inc.	83	01/18/19	USD	77.50	USD	597	(4,980)
Microsoft Corp.	230	01/18/19	USD	110.00	USD	2,336	(10,810)
Microsoft Corp.	42	01/18/19	USD	112.00	USD	427	(2,021)
MongoDB, Inc.	117	01/18/19	USD	80.00	USD	980	(85,995)
Monolithic Power Systems, Inc.	137	01/18/19	USD	135.00	USD	1,593	(10,275)
NVIDIA Corp.	111	01/18/19	USD	170.00	USD	1,482	(2,497)
NVIDIA Corp.	109	01/18/19	USD	165.00	USD	1,455	(3,542)
Netflix, Inc.	47	01/18/19	USD	330.00	USD	1,258	(6,486)
Netflix, Inc.	26	01/18/19	USD	315.00	USD	696	(7,423)
Okta, Inc.	137	01/18/19	USD	60.00	USD	874	(81,515)
PTC, Inc.	96	01/18/19	USD	90.00	USD	796	(11,280)
Pagseguro Digital Ltd.	576	01/18/19	USD	27.50	USD	1,079	(14,400)
PayPal Holdings, Inc.	95	01/18/19	USD	85.00	USD	799	(22,895)
Pluralsight, Inc.	369	01/18/19	USD	25.00	USD	869	(32,288)
SVMK, Inc.	260	01/18/19	USD	12.50	USD	319	(18,850)
SendGrid, Inc.	129	01/18/19	USD	45.00	USD	557	(22,253)
SendGrid, Inc.	130	01/18/19	USD	50.00	USD	561	(7,475)
ServiceNow, Inc.	34	01/18/19	USD	200.00	USD	605	(3,230)
Silicon Laboratories, Inc.	204	01/18/19	USD	80.00	USD	1,608	(49,470)
Skyworks Solutions, Inc.	78	01/18/19	USD	77.50	USD	523	(1,560)
Smartsheet, Inc., Class A	214	01/18/19	USD	30.00	USD	532	(5,350)
Spotify Technology SA	40	01/18/19	USD	150.00	USD	454	(400)
Square, Inc.	351	01/18/19	USD	75.00	USD	1,969	(2,281)
Take-Two Interactive Software, Inc.	77	01/18/19	USD	110.00	USD	793	(15,978)
Teladoc, Inc.	110	01/18/19	USD	70.00	USD	545	(1,375)
Tesla, Inc.	28	01/18/19	USD	365.00	USD	932	(15,400)
Twilio, Inc., Class A	70	01/18/19	USD	105.00	USD	625	(7,420)
Viavi Solutions, Inc.	497	01/18/19	USD	11.00	USD	499	(3,479)
Visa, Inc., Class A	54	01/18/19	USD	150.00	USD	712	(351)
Visa, Inc., Class A	163	01/18/19	USD	135.00	USD	2,151	(37,001)
Wix.com Ltd.	94	01/18/19	USD	95.00	USD	849	(21,620)
Yandex NV	200	01/18/19	USD	33.00	USD	547	(2,000)
Zendesk, Inc.	157	01/18/19	USD	60.00	USD	916	(33,363)
Zscaler, Inc.	115	01/18/19	USD	43.00	USD	451	(9,775)
salesforce.com, Inc.	24	01/18/19	USD	145.00	USD	329	(4,560)
salesforce.com, Inc.	69	01/18/19	USD	140.00	USD	945	(25,530)
Wix.com Ltd.	94	01/23/19	USD	94.67	USD	849	(33,916)
Alibaba Group Holding Ltd. — ADR	83	01/25/19	USD	157.50	USD	1,138	(4,108)
Alibaba Group Holding Ltd. — ADR	65	01/25/19	USD	145.00	USD	891	(17,323)
Alphabet, Inc., Class A	12	01/25/19	USD	1,057.50	USD	1,254	(36,300)
Amazon.com, Inc.	10	01/25/19	USD	1,705.00	USD	1,502	(8,475)
Apple, Inc.	70	01/25/19	USD	170.00	USD	1,104	(11,130)
Autodesk, Inc.	18	01/25/19	USD	145.00	USD	231	(1,611)
Facebook, Inc., Class A	21	01/25/19	USD	134.00	USD	275	(8,820)
Lam Research Corp.	41	01/25/19	USD	143.00	USD	558	(16,195)
Mastercard, Inc.	88	01/25/19	USD	200.00	USD	1,660	(20,636)
Microsoft Corp.	125	01/25/19	USD	113.00	USD	1,270	(5,812)
Microsoft Corp.	236	01/25/19	USD	106.00	USD	2,397	(49,088)
NVIDIA Corp.	52	01/25/19	USD	150.00	USD	694	(9,906)
PayPal Holdings, Inc.	157	01/25/19	USD	95.00	USD	1,320	(7,065)
Roku, Inc.	65	01/25/19	USD	35.00	USD	199	(6,077)
ServiceNow, Inc.	33	01/25/19	USD	180.00	USD	588	(26,730)
Shopify, Inc.	33	01/25/19	USD	148.00	USD	457	(15,015)
Square, Inc.	361	01/25/19	USD	66.00	USD	2,025	(23,646)
Square, Inc.	47	01/25/19	USD	64.50	USD	264	(4,136)
Take-Two Interactive Software, Inc.	80	01/25/19	USD	115.00	USD	824	(10,800)
Tesla, Inc.	30	01/25/19	USD	360.00	USD	998	(29,325)

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Twilio, Inc., Class A	108	01/25/19	USD	105.00	USD	964	$(14,634)
Visa, Inc., Class A	56	01/25/19	USD	145.00	USD	739	(2,912)
Visa, Inc., Class A	55	01/25/19	USD	142.00	USD	726	(4,372)
salesforce.com, Inc.	46	01/25/19	USD	143.00	USD	630	(14,582)
Oracle Corp.	54	01/31/19	USD	48.00	USD	244	(2,471)
SVMK, Inc.	326	01/31/19	USD	13.00	USD	400	(27,156)
Adobe, Inc.	37	02/01/19	USD	230.00	USD	837	(32,468)
Alphabet, Inc., Class A	9	02/01/19	USD	1,050.00	USD	940	(39,915)
Amazon.com, Inc.	13	02/01/19	USD	1,500.00	USD	1,953	(117,000)
Apple, Inc.	37	02/01/19	USD	165.00	USD	584	(16,928)
Marvell Technology Group Ltd.	242	02/01/19	USD	17.00	USD	392	(10,769)
Microsoft Corp.	236	02/01/19	USD	106.00	USD	2,397	(61,478)
Netflix, Inc.	25	02/01/19	USD	277.50	USD	669	(40,313)
Oracle Corp.	109	02/01/19	USD	49.00	USD	492	(2,180)
Oracle Corp.	63	02/01/19	USD	48.00	USD	284	(2,394)
Roku, Inc.	231	02/01/19	USD	30.00	USD	708	(70,109)
Shopify, Inc.	67	02/01/19	USD	162.50	USD	928	(14,740)
Spotify Technology SA	16	02/01/19	USD	125.00	USD	182	(5,360)
Square, Inc.	460	02/01/19	USD	61.50	USD	2,580	(89,010)
Tableau Software, Inc.	148	02/01/19	USD	125.00	USD	1,776	(72,520)
salesforce.com, Inc.	69	02/01/19	USD	138.00	USD	945	(42,608)
Monolithic Power Systems, Inc.	65	02/05/19	USD	124.54	USD	756	(24,177)
Advanced Micro Devices, Inc.	535	02/15/19	USD	24.00	USD	988	(30,495)
Avalara, Inc.	131	02/15/19	USD	35.00	USD	408	(19,978)
II-VI, Inc.	94	02/15/19	USD	35.00	USD	305	(15,510)
InterXion Holding NV	96	02/15/19	USD	55.60	USD	520	(17,201)
Keysight Technologies, Inc.	108	02/15/19	USD	62.50	USD	670	(28,620)
Marvell Technology Group Ltd.	411	02/15/19	USD	17.00	USD	665	(27,537)
Microchip Technology, Inc.	72	02/15/19	USD	72.50	USD	518	(28,800)
Microsoft Corp.	157	02/15/19	USD	106.20	USD	1,595	(53,578)
Pagseguro Digital Ltd.	468	02/15/19	USD	22.50	USD	877	(31,590)
Roku, Inc.	65	02/15/19	USD	35.00	USD	199	(11,115)
SendGrid, Inc.	258	02/15/19	USD	42.60	USD	1,114	(158,821)
Spotify Technology SA	16	02/15/19	USD	130.00	USD	182	(7,120)
Twilio, Inc., Class A	207	02/15/19	USD	90.00	USD	1,849	(203,895)
Zscaler, Inc.	125	02/15/19	USD	38.00	USD	490	(51,250)
salesforce.com, Inc.	92	02/15/19	USD	135.00	USD	1,260	(83,260)

							(2,965,890)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Aixtron SE	Goldman Sachs International	50,000	01/03/19	EUR	9.87	EUR	423	$(72)
Delivery Hero SE	Goldman Sachs International	12,500	01/03/19	EUR	35.35	EUR	407	(823)
Altium Ltd.	Morgan Stanley & Co. International PLC	47,000	01/04/19	AUD	23.11	AUD	1,021	(5,475)
Okta, Inc.	UBS AG	37,000	01/04/19	USD	60.07	USD	2,361	(156,440)
Farfetch Ltd., Class A	JPMorgan Chase Bank N.A.	30,400	01/08/19	USD	24.37	USD	538	(74)
Guidewire Software, Inc.	UBS AG	11,700	01/08/19	USD	88.29	USD	939	(809)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	575,000	01/09/19	HKD	8.60	HKD	3,979	(40)
SOITEC	UBS AG	17,000	01/09/19	EUR	49.45	EUR	859	(53,418)
STMicroelectronics NV	Credit Suisse International	21,600	01/09/19	EUR	12.19	EUR	267	(11,765)
Bandwidth, Inc., Class A	Barclays Bank PLC	12,500	01/10/19	USD	49.81	USD	509	(152)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	260,000	01/10/19	USD	225.12	USD	58,029	(39,494)
UbiSoft Entertainment SA	UBS AG	14,300	01/10/19	EUR	63.97	EUR	1,005	(110,303)
II-VI, Inc.	Citibank N.A.	9,300	01/11/19	USD	36.20	USD	302	(1,749)
SailPoint Technologies Holding, Inc.	Goldman Sachs International	24,300	01/11/19	USD	27.43	USD	571	(1,652)
Altair Engineering, Inc., Class A	JPMorgan Chase Bank N.A.	24,600	01/14/19	USD	30.86	USD	678	(9,432)
Aixtron SE	Goldman Sachs International	34,200	01/15/19	EUR	10.05	EUR	289	(3,647)
Delivery Hero SE	UBS AG	25,200	01/15/19	EUR	32.22	EUR	821	(37,821)

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	575,000	01/15/19	HKD	8.72	HKD	3,979	$(1,004)
ASML Holding NV	Goldman Sachs International	12,000	01/16/19	EUR	154.95	EUR	1,641	(4,113)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	886,000	01/16/19	USD	232.54	USD	197,746	(84,657)
Zuora, Inc., Class A	Citibank N.A.	30,000	01/18/19	USD	22.48	USD	465	(3,250)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	68,000	01/23/19	USD	228.01	USD	544	(12,656)
Tencent Holdings Ltd	Goldman Sachs International	149,700	01/23/19	HKD	334.97	HKD	15,177	(92,420)
Zuora, Inc., Class A	Goldman Sachs International	30,000	01/23/19	USD	18.41	USD	46,983	(33,729)
GMO Payment Gateway, Inc.	Goldman Sachs International	26,800	01/24/19	JPY	7,124.15	JPY	544	(991)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	575,000	01/24/19	HKD	8.85	HKD	125,066	(2,627)
Ping An Healthcare and Technology PLC	Morgan Stanley & Co. International PLC	118,500	01/24/19	HKD	37.02	HKD	3,979	(626)
Studio Dragon Corp.	Morgan Stanley & Co. International PLC	12,400	01/24/19	USD	105,876.00	USD	3,262	(9,674)
II-VI, Inc.	Barclays Bank PLC	12,800	01/25/19	USD	35.94	USD	1,145,760	(16,427)
Bandwidth, Inc., Class A	Morgan Stanley & Co. International PLC	8,400	01/29/19	USD	40.21	USD	415	(22,648)
Viavi Solutions, Inc.	Deutsche Bank AG	49,700	01/29/19	USD	11.24	USD	342	(5,668)
Adyen NV	Goldman Sachs International	1,500	01/30/19	EUR	478.64	EUR	499	(53,015)
Eventbrite, Inc., Class A	UBS AG	10,350	01/30/19	USD	30.34	USD	707	(14,678)
PTC, Inc.	Credit Suisse International	9,700	01/30/19	USD	91.85	USD	288	(12,796)
SailPoint Technologies Holding, Inc.	Citibank N.A.	19,700	01/30/19	USD	26.08	USD	804	(15,201)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	66,000	01/30/19	USD	228.01	USD	14,731	(14,375)
Tencent Holdings Ltd	Goldman Sachs International	109,500	01/30/19	HKD	333.08	HKD	34,367	(94,784)
Zuora, Inc., Class A	Goldman Sachs International	30,000	01/30/19	USD	18.41	USD	544	(39,111)
ASML Holding NV	Goldman Sachs International	9,300	01/31/19	EUR	149.70	EUR	1,276	(12,158)
Coupa Software, Inc.	Citibank N.A.	10,700	01/31/19	USD	69.19	USD	673	(34,721)
Xero Ltd.	Goldman Sachs International	42,000	01/31/19	AUD	40.75	AUD	1,767	(85,319)
Altium Ltd.	Morgan Stanley & Co. International PLC	67,300	02/05/19	AUD	23.07	AUD	1,462	(44,232)
Adyen NV	Goldman Sachs International	1,500	02/06/19	EUR	478.64	EUR	707	(59,643)
STMicroelectronics NV	Goldman Sachs International	26,600	02/06/19	EUR	13.37	EUR	329	(11,121)
SailPoint Technologies Holding, Inc.	Goldman Sachs International	21,500	02/06/19	USD	25.43	USD	505	(23,955)
Wirecard AG	Goldman Sachs International	4,700	02/06/19	EUR	140.87	EUR	618	(22,260)
Pluralsight, Inc.	JPMorgan Chase Bank N.A.	22,000	02/08/19	USD	20.70	USD	518	(87,427)
Bandwidth, Inc., Class A	Barclays Bank PLC	8,400	02/11/19	USD	46.87	USD	342	(8,051)
Eventbrite, Inc., Class A	UBS AG	10,350	02/11/19	USD	30.34	USD	288	(19,013)
UbiSoft Entertainment SA	Credit Suisse International	15,700	02/12/19	EUR	72.22	EUR	1,104	(55,644)
Ping An Healthcare and Technology PLC	Morgan Stanley & Co. International PLC	118,500	02/13/19	HKD	37.02	HKD	3,262	(2,548)
SOITEC SA	Goldman Sachs International	13,000	02/13/19	EUR	53.56	EUR	657	(32,497)
Zendesk, Inc.	Credit Suisse International	16,400	02/13/19	USD	53.57	USD	957	(119,727)
Altair Engineering, Inc., Class A	Citibank N.A.	29,400	02/14/19	USD	28.78	USD	811	(59,744)
IAC/InterActiveCorp	JPMorgan Chase Bank N.A.	5,200	02/15/19	USD	186.17	USD	952	(52,730)
Wirecard AG	Goldman Sachs International	3,800	02/20/19	EUR	140.81	EUR	500	(38,583)

								$(1,736,989)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,240,574	$(1,013,026)	$(4,702,879)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$4,702,879	$—	$—	$	$4,702,879

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(11,734)	$—	$—	$—	$(11,734)
Options written	—	—	(4,479,530)	—	—	—	(4,479,530)

	$—	$—	$(4,491,264)	$—	$—	$—	$(4,491,264)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	980,623	$—	$—	$—	$980,623

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$124
Average value of option contracts written	$7,028,251

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$4,702,879
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,965,890)

Total derivative assets and liabilities subject to an MNA	$—	$1,736,989

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$24,630	$—	$—	$(10,000)	$14,630
Citibank N.A.	114,665	—	—	(114,665)	—
Credit Suisse International	199,932	—	—	—	199,932
Deutsche Bank AG	5,668	—	—	(5,668)	—
Goldman Sachs International	609,893	—	—	(220,000)	389,893
JPMorgan Chase Bank N.A.	192,828	—	—	(120,000)	72,828
Morgan Stanley & Co. International PLC	85,203	—	—	(85,203)	—
UBS AG	504,170	—	—	(230,000)	274,170

	$1,736,989	$—	$—	$(785,536)	$951,453

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$5,596,032	$—	$—	$5,596,032
Communications Equipment	3,152,414	—	—	3,152,414
Diversified Consumer Services	4,473,306	—	—	4,473,306
Diversified Telecommunication Services	3,413,709	—	—	3,413,709
Electrical Equipment	3,789,510	—	—	3,789,510
Electronic Equipment, Instruments & Components	3,538,746	—	—	3,538,746
Entertainment	29,287,490	6,926,957	—	36,214,447
Health Care Technology	3,386,028	2,380,186	—	5,766,214
Household Durables	2,791,059	—	—	2,791,059
Interactive Media & Services	53,172,718	29,687,495	—	82,860,213
Internet & Direct Marketing Retail	54,619,765	11,757,053	211,760	66,588,578
IT Services	93,252,443	12,783,937	—	106,036,380
Semiconductors & Semiconductor Equipment	37,114,557	29,392,211	—	66,506,768
Software	152,652,516	11,106,609	—	163,759,125
Technology Hardware, Storage & Peripherals	17,236,092	—	—	17,236,092
Preferred Stocks	—	—	15,491,176	15,491,176
Short-Term Securities	4,738,937	—	—	4,738,937

Subtotal	$472,215,322	$104,034,448	$15,702,936	$591,952,706

Investments Valued at NAV(a)				1,710,081
Total Investments				$593,662,787

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(2,643,524)	$(2,059,355)	$—	$(4,702,879)

(a)	As of December 31, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)
Assets:
Long-Term Investments:
Common Stocks	$(13,204,778)	$13,204,778

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or rend of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2017	$—	$14,005,465	$14,005,465
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(1,786,676)	885,806	(900,870)
Purchases	1,998,436	6,492,862	8,491,298
Sales	—	(5,892,957)	(5,892,957)

Closing Balance, as of December 31, 2018	$211,760	$15,491,176	$15,702,936

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(b)	$(1,786,676)	$427,110	$1,359,566

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Science and Technology Trust (BST)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized	Weighted Avgerage of Unobservable Inputs
Assets:
Common Stocks	$211,759	Market	Revenue Multiple(a)	6.25x	—
Preferred Stocks(b)	15,491,176	Market	Revenue Multiple(a)	3.50x – 6.50x	4.85x
			Recent Transactions(a)	—

	$15,702,935

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)

For the year ended December 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $8,998,314 changed to Current Value. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.2%

Building Products — 2.0%
Johnson Controls International PLC(a)	101,319	$3,004,108
Kingspan Group PLC	81,450	3,491,553

		6,495,661

Chemicals — 3.6%
Air Liquide SA	47,129	5,852,269
Linde PLC	35,827	5,687,308

		11,539,577

Electric Utilities — 37.9%
American Electric Power Co., Inc.(a)	96,220	7,191,483
Duke Energy Corp.(a)	155,468	13,416,888
Edison International	88,040	4,998,031
Enel SpA	3,107,517	18,015,033
Eversource Energy	80,420	5,230,517
Exelon Corp.(a)(b)	249,658	11,259,576
FirstEnergy Corp.(a)	202,980	7,621,899
Fortis, Inc.	144,250	4,812,180
Iberdrola SA	813,566	6,532,836
NextEra Energy, Inc.(a)(b)	172,845	30,043,918
PG&E Corp.(c)	139,919	3,323,076
Pinnacle West Capital Corp.(a)	18,224	1,552,685
PPL Corp.(a)	114,710	3,249,734
Xcel Energy, Inc.	71,400	3,517,878

		120,765,734

Electrical Equipment — 5.7%
ABB Ltd., Registered Shares	248,028	4,736,367
Schneider Electric SE	93,732	6,357,955
Vestas Wind Systems A/S	94,150	7,127,023

		18,221,345

Independent Power and Renewable Electricity Producers — 7.2%
China Longyuan Power Group Corp. Ltd., Class H	12,875,000	8,789,071
EDP Renovaveis SA	1,566,700	14,046,921

		22,835,992

Machinery — 1.0%
Kone OYJ, Class B	67,407	3,218,102

Multi-Utilities — 19.1%
CMS Energy Corp.(a)	127,700	6,340,305
Dominion Energy, Inc.(a)	170,698	12,198,079
DTE Energy Co.(a)	46,120	5,087,036
National Grid PLC	1,241,374	12,144,758
NiSource, Inc.(a)	121,637	3,083,498
Public Service Enterprise Group, Inc.(a)	181,632	9,453,946
Sempra Energy(a)	70,350	7,611,166
WEC Energy Group, Inc.(a)	70,180	4,860,667

		60,779,455

Security	Shares	Value

Oil, Gas & Consumable Fuels — 12.5%
Enbridge, Inc.	250,140	$7,774,351
Energy Transfer Partners LP(a)	104,504	1,380,498
Enterprise Products Partners LP(a)	130,403	3,206,610
MPLX LP	49,089	1,487,397
ONEOK, Inc.(a)	59,551	3,212,776
Targa Resources Corp.(a)	32,880	1,184,337
TransCanada Corp.	253,150	9,039,747
Williams Cos., Inc.(a)	574,655	12,671,143

		39,956,859

Semiconductors & Semiconductor Equipment — 2.1%
Infineon Technologies AG	173,279	3,469,334
Texas Instruments, Inc.(a)	34,070	3,219,615

		6,688,949

Transportation Infrastructure — 6.1%
Atlantia SpA	314,940	6,517,723
Getlink SE, Registered Shares	287,850	3,867,940
Transurban Group	1,112,890	9,134,077

		19,519,740

Total Long-Term Investments — 97.2% (Cost — $265,857,568)		310,021,414

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(e)	9,797,799	9,797,799

Total Short-Term Securities — 3.1% (Cost — $9,797,799)		9,797,799

Total Investments Before Options Written — 100.3% (Cost — $275,655,367)		319,819,213

Options Written — (0.4)% (Premiums Received — $2,458,109)		(1,262,643)

Total Investments, Net of Options Written — 99.9% (Cost — $273,197,258)		318,556,570

Other Assets Less Liabilities — 0.1%		376,692

Net Assets — 100.0%		$318,933,262

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,376,831	3,420,968	9,797,799	$9,797,799	$83,607	$—	$—

(a)	Includes net capital gain distributions, if applicable.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American Electric Power Co., Inc.	336	01/02/19	USD	78.50	USD	2,511	$(2)
Dominion Energy, Inc.	544	01/02/19	USD	76.50	USD	3,887	—
Duke Energy Corp.	550	01/02/19	USD	90.00	USD	4,747	(25)
NextEra Energy, Inc.	300	01/02/19	USD	176.00	USD	5,215	(7,691)
Pinnacle West Capital Corp.	182	01/02/19	USD	91.00	USD	1,551	—
Sempra Energy	350	01/02/19	USD	115.25	USD	3,787	—
Public Service Enterprise Group, Inc.	363	01/03/19	USD	54.75	USD	1,889	(46)
Energy Transfer Partners LP	52	01/04/19	USD	15.00	USD	69	(260)
Williams Cos., Inc.	47	01/04/19	USD	25.50	USD	104	(235)
Williams Cos., Inc.	145	01/04/19	USD	27.25	USD	320	—
Enterprise Products Partners LP	23	01/11/19	USD	27.00	USD	57	(230)
FirstEnergy Corp.	37	01/11/19	USD	39.23	USD	139	(361)
Williams Cos., Inc.	32	01/11/19	USD	26.00	USD	71	(672)
Williams Cos., Inc.	74	01/11/19	USD	25.01	USD	163	(10)
Williams Cos., Inc.	47	01/11/19	USD	25.18	USD	104	(5)
American Electric Power Co., Inc.	210	01/18/19	USD	80.00	USD	1,570	(3,150)
DTE Energy Co.	161	01/18/19	USD	120.00	USD	1,776	(3,220)
Dominion Energy, Inc.	618	01/18/19	USD	75.00	USD	4,416	(26,265)
Duke Energy Corp.	272	01/18/19	USD	87.50	USD	2,347	(31,280)
Enterprise Products Partners LP	46	01/18/19	USD	28.20	USD	113	(12)
Eversource Energy	142	01/18/19	USD	70.00	USD	924	(4,260)
Exelon Corp.	303	01/18/19	USD	46.00	USD	1,367	(14,393)
FirstEnergy Corp.	112	01/18/19	USD	39.00	USD	421	(2,800)
FirstEnergy Corp.	96	01/18/19	USD	40.00	USD	360	(960)
Fortis, Inc.	250	01/18/19	USD	35.00	USD	834	(2,500)
MPLX LP	41	01/18/19	USD	34.00	USD	124	(307)
MPLX LP	130	01/18/19	USD	32.00	USD	394	(3,900)
NextEra Energy, Inc.	479	01/18/19	USD	180.00	USD	8,326	(50,295)
NiSource, Inc.	185	01/18/19	USD	26.00	USD	469	(6,938)
ONEOK, Inc.	104	01/18/19	USD	62.50	USD	561	(2,080)
PPL Corp.	201	01/18/19	USD	32.00	USD	569	(1,005)
Public Service Enterprise Group, Inc.	250	01/18/19	USD	55.00	USD	1,301	(3,125)
Sempra Energy	20	01/18/19	USD	115.00	USD	216	(850)
Targa Resources Corp.	115	01/18/19	USD	39.00	USD	414	(4,888)
TransCanada Corp.	443	01/18/19	CAD	54.00	CAD	2,160	(2,434)
WEC Energy Group, Inc.	122	01/18/19	USD	70.00	USD	845	(13,115)
Williams Cos., Inc.	135	01/18/19	USD	26.00	USD	298	(473)
Williams Cos., Inc.	73	01/18/19	USD	25.00	USD	161	(365)
Energy Transfer Partners LP	156	01/25/19	USD	13.50	USD	206	(7,020)
Enterprise Products Partners LP	35	01/25/19	USD	27.00	USD	86	(525)
FirstEnergy Corp.	141	01/25/19	USD	39.27	USD	529	(3,599)
ONEOK, Inc.	104	01/25/19	USD	61.00	USD	561	(3,640)
Texas Instruments, Inc.	60	01/25/19	USD	97.50	USD	567	(15,660)
Williams Cos., Inc.	343	01/25/19	USD	25.00	USD	756	(2,230)
Williams Cos., Inc.	33	01/25/19	USD	26.02	USD	73	(251)
PPL Corp.	200	01/29/19	USD	29.05	USD	567	(10,353)
WEC Energy Group, Inc.	123	01/29/19	USD	72.46	USD	852	(6,613)
CMS Energy Corp.	446	01/31/19	USD	51.50	USD	2,214	(24,552)
Duke Energy Corp.	80	01/31/19	USD	91.00	USD	690	(4,117)
FirstEnergy Corp.	73	01/31/19	USD	38.25	USD	274	(4,665)
NextEra Energy, Inc.	180	01/31/19	USD	178.00	USD	3,129	(40,487)
Energy Transfer Partners LP	156	02/01/19	USD	13.50	USD	206	(8,502)
Enterprise Products Partners LP	318	02/01/19	USD	26.00	USD	782	(6,360)
FirstEnergy Corp.	37	02/01/19	USD	39.93	USD	139	(792)
Texas Instruments, Inc.	60	02/01/19	USD	97.50	USD	567	(17,460)

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Johnson Controls International PLC	177	02/08/19	USD	34.00	USD	525	$(1,656)
FirstEnergy Corp.	141	02/11/19	USD	38.20	USD	529	(11,522)
FirstEnergy Corp.	73	02/11/19	USD	38.25	USD	274	(4,689)
Eversource Energy	139	02/15/19	USD	68.00	USD	904	(11,036)
Johnson Controls International PLC	89	02/15/19	USD	32.00	USD	264	(4,539)
Williams Cos., Inc.	228	02/15/19	USD	26.00	USD	503	(5,586)
Williams Cos., Inc.	343	02/15/19	USD	25.00	USD	756	(8,061)
Williams Cos., Inc.	510	02/15/19	USD	24.00	USD	1,125	(18,870)
Williams Cos., Inc.	1	02/15/19	USD	22.00	USD	2	(110)
Johnson Controls International PLC	88	02/22/19	USD	33.00	USD	261	(2,755)

							$(413,802)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exelon Corp.	Bank of America N.A.	65,000	01/02/19	USD	46.75	USD	2,932	$(60)
NiSource, Inc.	Citibank N.A.	42,000	01/02/19	USD	26.75	USD	1,065	(82)
Public Service Enterprise Group, Inc.	Barclays Bank PLC	45,000	01/02/19	USD	53.5	USD	2,342	(655)
EDP Renovaveis SA	UBS AG	40,000	01/03/19	EUR	7.93	EUR	313	(1,415)
Schneider Electric SE	Barclays Bank PLC	5,900	01/04/19	EUR	65.58	EUR	349	(1)
Sempra Energy	Citibank N.A.	10,100	01/04/19	USD	116.01	USD	1,093	(30)
Enterprise Products Partners LP	Bank of America N.A.	3,400	01/08/19	USD	27.16	USD	84	(3)
Exelon Corp.	JPMorgan Chase Bank N.A.	24,000	01/08/19	USD	46.13	USD	1,082	(4,482)
Atlantia SpA	Goldman Sachs International	78,500	01/09/19	EUR	18.38	EUR	1,418	(16,398)
China Longyuan Power Group Corp. Ltd., Class H	Citibank N.A.	1,267,000	01/09/19	HKD	6.18	HKD	6,778	(55)
EDP Renovaveis SA	Citibank N.A.	25,000	01/09/19	EUR	7.97	EUR	196	(441)
EDP Renovaveis SA	UBS AG	40,000	01/09/19	EUR	7.97	EUR	313	(717)
Infineon Technologies AG	Morgan Stanley & Co. International PLC	23,100	01/09/19	EUR	18.28	EUR	404	(5,087)
Enel SpA	Credit Suisse International	729,200	01/10/19	EUR	4.75	EUR	3,690	(269,348)
National Grid PLC	Credit Suisse International	193,900	01/10/19	GBP	8.55	GBP	1,489	(761)
Transurban Group	Citibank N.A.	147,100	01/11/19	AUD	11.72	AUD	1,714	(11,818)
Enbridge, Inc.	Barclays Bank PLC	61,500	01/15/19	USD	32.99	USD	1,911	(7,266)
Xcel Energy, Inc.	Citibank N.A.	24,900	01/15/19	USD	49.98	USD	1,227	(12,912)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	40,000	01/16/19	EUR	7.97	EUR	313	(3,143)
Getlink SE	Goldman Sachs International	53,300	01/16/19	EUR	11.66	EUR	625	(16,869)
Linde PLC	Goldman Sachs International	9,200	01/16/19	EUR	142.81	EUR	1,275	(18,066)
Kingspan Group PLC	UBS AG	25,200	01/17/19	EUR	40.41	EUR	943	(5,325)
Schneider Electric SE	Goldman Sachs International	5,900	01/17/19	EUR	65.60	EUR	349	(362)
China Longyuan Power Group Corp. Ltd., Class H	JPMorgan Chase Bank N.A.	1,074,000	01/23/19	HKD	6.13	HKD	5,746	(2,581)
EDP Renovaveis SA	Credit Suisse International	25,000	01/23/19	EUR	7.82	EUR	196	(4,030)
Enel SpA	Goldman Sachs International	158,500	01/24/19	EUR	4.97	EUR	802	(17,738)
Iberdrola SA	Credit Suisse International	38,100	01/24/19	EUR	6.90	EUR	267	(6,570)
National Grid PLC	Goldman Sachs International	106,100	01/24/19	GBP	8.53	GBP	815	(3,952)
Vestas Wind Systems A/S	Goldman Sachs International	33,000	01/24/19	DKK	515.62	DKK	16,279	(33,926)
EDP Renovaveis SA	Credit Suisse International	30,000	01/25/19	EUR	7.84	EUR	235	(4,825)
EDP Renovaveis SA	UBS AG	30,000	01/25/19	EUR	7.84	EUR	235	(4,829)
Air Liquide SA	Goldman Sachs International	3,300	01/29/19	EUR	107.41	EUR	358	(12,943)
Air Liquide SA	Goldman Sachs International	7,900	01/29/19	EUR	108.56	EUR	856	(20,865)
EDP Renovaveis SA	Credit Suisse International	40,000	01/29/19	EUR	7.69	EUR	313	(10,701)
EDP Renovaveis SA	Credit Suisse International	25,000	01/29/19	EUR	7.82	EUR	196	(4,610)
Infineon Technologies AG	Goldman Sachs International	23,500	01/29/19	EUR	18.77	EUR	411	(9,035)
Kone OYJ, Class B	Goldman Sachs International	13,300	01/29/19	EUR	43.17	EUR	554	(8,351)
Iberdrola SA	Morgan Stanley & Co. International PLC	36,000	01/30/19	EUR	7.00	EUR	252	(4,215)
ABB Ltd., Registered Shares	Morgan Stanley & Co. International PLC	54,100	01/31/19	CHF	20.22	CHF	1,015	(4,220)
EDP Renovaveis SA	Credit Suisse International	30,000	01/31/19	EUR	7.84	EUR	235	(5,199)
Enel SpA	UBS AG	200,000	01/31/19	EUR	5.14	EUR	1,012	(7,999)
Exelon Corp.	Bank of America N.A.	10,000	01/31/19	USD	46.76	USD	451	(4,233)
Fortis, Inc.	Barclays Bank PLC	25,400	01/31/19	USD	35.02	USD	847	(4,383)

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Suncor Energy, Inc.	UBS AG	15,100	01/31/19	EUR	62.83	EUR	894	$(11,041)
TransCanada Corp.	Deutsche Bank AG	22,200	01/31/19	CAD	51.91	CAD	1,082	(3,628)
EDP Renovaveis SA	Credit Suisse International	20,000	02/05/19	EUR	7.70	EUR	157	(5,557)
National Grid PLC	Credit Suisse International	134,400	02/05/19	GBP	8.61	GBP	1,032	(7,429)
Atlantia SpA	Credit Suisse International	60,400	02/06/19	EUR	18.11	EUR	1,091	(31,652)
Getlink SE	Citibank N.A.	47,500	02/06/19	EUR	12.13	EUR	557	(9,595)
Infineon Technologies AG	Goldman Sachs International	14,000	02/06/19	EUR	18.58	EUR	245	(8,511)
Kone OYJ, Class B	Goldman Sachs International	13,300	02/06/19	EUR	43.17	EUR	554	(10,064)
Suncor Energy, Inc.	UBS AG	5,900	02/06/19	EUR	61.95	EUR	349	(6,674)
Enbridge, Inc.	Citibank N.A.	26,000	02/11/19	USD	32.60	USD	808	(15,722)
EDP Renovaveis SA	Credit Suisse International	20,000	02/12/19	EUR	7.87	EUR	157	(3,873)
ABB Ltd., Registered Shares	Credit Suisse International	32,700	02/13/19	CHF	19.56	CHF	614	(9,284)
Air Liquide SA	Credit Suisse International	5,200	02/13/19	EUR	108.01	EUR	564	(18,286)
China Longyuan Power Group Corp. Ltd., Class H	JPMorgan Chase Bank N.A.	1,310,000	02/13/19	HKD	5.61	HKD	7,009	(26,907)
China Longyuan Power Group Corp. Ltd., Class H	JPMorgan Chase Bank N.A.	855,000	02/13/19	HKD	5.51	HKD	4,574	(21,943)
Iberdrola SA	UBS AG	210,600	02/13/19	EUR	7.07	EUR	1,476	(25,500)
Kingspan Group PLC	UBS AG	3,300	02/13/19	EUR	37.07	EUR	123	(7,960)
Linde PLC	Credit Suisse International	3,300	02/13/19	EUR	140.01	EUR	457	(20,757)
TransCanada Corp.	UBS AG	242,400	02/13/19	AUD	11.73	AUD	2,824	(38,057)
NiSource, Inc.	Barclays Bank PLC	18,500	02/14/19	USD	26.45	USD	469	(11,689)
EDP Renovaveis SA	Goldman Sachs International	20,000	02/20/19	EUR	7.87	EUR	157	(4,211)

								$(848,841)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,469,017	$(273,551)	$(1,262,643)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$1,262,643	$—	$—	$—	$1,262,643

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(713)	$—	$—	$—	$(713)
Options written	—	—	(250,333)	—	—	—	(250,333)

	$—	$—	$(251,046)	$—	$—	$—	$(251,046)

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(547)	$—	$—	$—	$(547)
Options written	—	—	463,238	—	—	—	463,238

	$—	$—	$462,691	$—	$—	$—	$462,691

(a)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$2,340,666

(a)	Derivative not held at quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$1,262,643
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(413,802)

Total derivative assets and liabilities subject to an MNA	$—	$848,841

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$4,296	$—	$—	$—	$4,296
Barclays Bank PLC	23,994	—	(2,661)	—	21,333
Citibank N.A.	50,655	—	(50,655)	—	—
Credit Suisse International	402,882	—	(402,882)	—	—
Deutsche Bank AG	3,628	—	—	—	3,628
Goldman Sachs International	181,291	—	—	—	181,291
JPMorgan Chase Bank N.A.	55,913	—	(55,913)	—	—
Morgan Stanley & Co. International PLC	16,665	—	(16,665)	—	—
UBS AG	109,517		(109,517)		—

	$848,841	$—	$(638,293)	$—	$210,548

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Building Products	$3,004,108	$3,491,553	$—	$6,495,661
Chemicals	5,687,308	5,852,269	—	11,539,577
Electric Utilities	96,217,865	24,547,869	—	120,765,734
Electrical Equipment	—	18,221,345	—	18,221,345
Independent Power and Renewable Electricity Producers	—	22,835,992	—	22,835,992
Machinery	—	3,218,102	—	3,218,102
Multi-Utilities	48,634,697	12,144,758	—	60,779,455
Oil, Gas & Consumable Fuels	39,956,859	—	—	39,956,859
Semiconductors & Semiconductor Equipment	3,219,615	3,469,334	—	6,688,949
Transportation Infrastructure	—	19,519,740	—	19,519,740
Short-Term Securities	9,797,799	—	—	9,797,799

	$206,518,251	$113,300,962	$—	$319,819,213

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(278,563)	$(984,080)	$—	$(1,262,643)

(a)	Derivative financial instruments are options written which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers into Level 2 (a)
Assets:
Long-Term Investments:
Common Stocks	$19,523,912	$19,523,912

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Statements of Assets and Liabilities

December 31, 2018

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)	$353,876,843	$673,859,119	$1,603,681,857	$734,460,465	$594,427,744
Investments at value — affiliated(b)	5,006,975	14,789,354	44,526,058	19,702,446	25,489,943
Cash	—	45,145	43,458	—	—
Cash pledged:
Collateral — options written	—	—	—	2,785,000	4,136,000
Collateral — OTC derivatives	—	—	—	—	201,000
Foreign currency at value(c)	6,459	—	1,544	605,135	805,970
Receivables:
Dividends — unaffiliated	616,588	874,433	2,054,113	3,288,960	3,215,587
Dividends — affiliated	9,034	13,859	81,995	11,118	—
Investments sold	—	—	675,095	—	—
Prepaid expenses	—	7,383	7,012	528	—

Total assets	359,515,899	689,589,293	1,651,071,132	760,853,652	628,276,244

LIABILITIES
Bank overdraft	23,035	—	—	—	—
Options written at value(d)	1,051,873	3,567,851	9,021,122	3,609,231	2,991,651
Payables:
Trustees’ and Officer’s fees	448,935	191,886	890,083	644,735	557,865
Investment advisory fees	331,773	499,475	1,137,213	541,843	483,214
Income dividend distributions	168,843	211,125	327,147	196,726	199,228
Other accrued expenses	100,866	95,350	247,186	174,240	142,952
Capital shares redeemed	—	—	—	1,085,316	666,884
Investments purchased	—	10,946,660	1,211,873	—	—

Total liabilities	2,125,325	15,512,347	12,834,624	6,252,091	5,041,794

NET ASSETS	$357,390,574	$674,076,946	$1,638,236,508	$754,601,561	$623,234,450

NET ASSETS CONSIST OF
Paid-in capital	$579,907,704	577,671,748	$1,320,628,954	$822,989,040	$673,322,419
Accumulated earnings (loss)	(222,517,130)	96,405,198	317,607,554	(68,387,479)	(50,087,969)

NET ASSETS	$357,390,574	$674,076,946	$1,638,236,508	$754,601,561	$623,234,450

Net asset value(e)(f)	$11.98	$15.28	$8.74	$11.07	$5.79

(a) Investments at cost — unaffiliated	$409,332,240	$578,317,081	$1,404,953,813	$801,861,897	$662,351,547
(b) Investments at cost — affiliated	$5,006,975	$14,789,354	$44,526,058	$19,702,446	$25,489,943
(c) Foreign currency at cost	$6,476	$—	$1,656	$608,474	$804,969
(d) Premiums received	$3,557,927	$8,128,325	$22,402,546	$7,395,565	$5,889,810
(e) Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	187,542,405	68,183,726	107,706,596
(f) Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See notes to financial statements.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BME	BCX(a)	BST	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$328,602,596	$788,938,343	$587,213,769	$310,021,414
Investments at value — affiliated(d)	25,972,185	13,928,859	6,449,018	9,797,799
Cash	—	43,980	21,377	—
Cash pledged:
Collateral — options written	—	—	1,160,000	—
Foreign currency at value(e)	288	201,317	1,920	57
Receivables:
Dividends — unaffiliated	304,993	1,696,089	40,287	874,335
Dividends — affiliated	47,051	36,090	19,929	10,991
Investments sold	—	—	—	—
Capital shares sold	485,404	—	—	—
Securities lending income — affiliated	77	2,048	3,998	—
Deferred offering costs	72,887	—	—	—

Total assets	355,485,481	804,846,726	594,910,298	320,704,596

LIABILITIES
Cash collateral on securities loaned at value	4,675	273,985	1,710,283	—
Bank overdraft	—	—	—	126,775
Options written at value(f)	1,418,657	3,911,872	4,702,879	1,262,643
Payables:
Trustees’ and Officer’s fees	26,831	298,779	16,598	7,666
Investment advisory fees	302,862	690,418	404,629	268,900
Income dividend distributions	—	202,084	—	—
Other accrued expenses	104,896	173,671	168,224	105,350
Capital shares redeemed	—	833,693	—	—
Investments purchased	928,582	—	—	—
Options written	—	180,565	—	—
Offering costs	24,000	—	—	—

Total liabilities	2,810,503	6,565,067	7,002,613	1,771,334

NET ASSETS	$352,674,978	$798,281,659	$587,907,685	$318,933,262

NET ASSETS CONSIST OF
Paid-in capital	$252,975,053	$1,222,624,533	$346,251,639	$282,463,770
Accumulated earnings (loss)	99,699,925	(424,342,874)	241,656,046	36,469,492

NET ASSETS	$352,674,978	$798,281,659	$587,907,685	$318,933,262

Net asset value(g)	$35.87	$8.44	$26.21	$18.77

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$227,730,187	$799,134,020	$368,513,355	$265,857,568
(c) Securities loaned at value	$4,492	$218,010	$1,629,459	$—
(d) Investments at cost — affiliated	$25,972,185	$13,928,888	$6,449,185	$9,797,799
(e) Foreign currency at cost	$290	$201,278	$2,008	$77
(f) Premiums received	$2,535,639	$8,168,042	$7,930,427	$2,458,109
(g) Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,831,018	94,545,128	22,431,578	16,987,292

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Operations

Year Ended December 31, 2018

	BGR	CII	BDJ	BOE		BGY

INVESTMENT INCOME
Dividends — unaffiliated	$14,416,043	$14,354,718	$50,036,765 (a)	$30,503,574		$27,100,164	(a)
Dividends — affiliated	78,939	80,954	262,280	99,772		103,479
Securities lending income — affiliated — net	—	13,698	822	—		—
Foreign taxes withheld	(960,071)	(120,998)	(1,023,986)	(1,466,611)		(2,006,460)

Total investment income	13,534,911	14,328,372	49,275,881	29,136,735		25,197,183

EXPENSES
Investment advisory	5,392,331	6,415,332	14,604,116	8,418,841		7,052,295
Professional	87,174	97,421	188,388	135,370		122,581
Transfer agent	82,536	64,283	201,168	124,970		109,112
Custodian	58,761	20,560	188,831	116,747		105,684
Accounting services	39,492	34,519	89,484	54,484		44,508
Printing	13,432	10,127	21,408	13,730		16,075
Registration	11,521	17,044	72,446	26,662		42,167
Trustees and Officer	—	50,517	60,332	—		694
Rating agency	4,833	4,833	4,833	4,833		4,833
Miscellaneous	118,554	49,937	107,001	162,299		160,061

Total expenses	5,808,634	6,764,573	15,538,007	9,057,936		7,658,010
Less
Fees waived and/or reimbursed by the Manager	(677,220)	(3,200)	(9,782)	(1,155,343)		(709,713)

Total expenses after fees waived and/or reimbursed	5,131,414	6,761,373	15,528,225	7,902,593		6,948,297

Net investment income	8,403,497	7,566,999	33,747,656	21,234,142		18,248,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,776,298	35,499,497	136,758,768	1,990,590		82,423,024	(b)
Investments — affiliated	—	(97)	(51)	—		—
Foreign currency transactions	(57,169)	(4,456)	(53,910)	106,169		(154,102)
Payments from affiliates	—	—	6,782 (c)	—		243,859	(c)
Options written	(5,634,691)	(368,218)	(5,219,539)	(1,712,691)		2,536,527

	4,084,438	35,126,726	131,492,050	384,068		85,049,308

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(105,235,675)	(89,764,592)	(307,843,866)	(116,551,084	)(d)	(195,741,687	)(d)
Investments — affiliated	—	—	—	—		—
Foreign currency translations	(6,247)	—	(3,245)	(69,241)		(79,306)
Options written	6,855,978	6,586,567	17,485,572	3,709,364		1,313,824

	(98,385,944)	(83,178,025)	(290,361,539)	(112,910,961)		(194,507,169)

Net realized and unrealized gain (loss)	(94,301,506)	(48,051,299)	(158,869,489)	(112,526,893)		(109,457,861)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,898,009)	$(40,484,300)	$(125,121,833)	$(91,292,751)		$(91,208,975)

(a)	Including non-recurring dividends.
(b)	Net of $ (211,516) foreign capital gain tax.
(c)	Includes payments from affiliates of $6,782 and $243,859, respectively to compensate for a trade operating event.
(d)	Including $(12,332) and $(116,814) unrealized foreign capital gain tax.

See notes to financial statements.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended December 31, 2018

	BME	BCX(a)	BST	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$4,389,432	$31,737,544	$2,895,390	$12,515,728
Dividends — affiliated	215,966	186,529	182,611	83,607
Securities lending income — affiliated — net	1,757	16,485	159,000	—
Interest — unaffiliated	—	1,319,958	—	—
Foreign taxes withheld	(72,294)	(2,137,343)	(152,303)	(537,751)

Total investment income	4,534,861	31,123,173	3,084,698	12,061,584

EXPENSES
Investment advisory	3,505,218	9,563,661	6,742,741	3,398,053
Professional	104,767	136,192	129,651	96,522
Transfer agent	51,238	125,610	80,633	55,226
Custodian	101,788	125,585	174,093	51,690
Accounting services	24,499	54,484	44,508	44,508
Printing	14,632	16,885	17,913	13,092
Registration	11,772	37,324	9,423	12,040
Directors and Officer	30,925	54,257	66,460	31,728
Rating agency	4,833	19,583	4,833	19,583
Miscellaneous	38,391	223,770	93,785	78,226

Total expenses	3,888,063	10,357,351	7,364,040	3,800,668
Less
Fees waived and/or reimbursed by the Manager	(8,521)	(7,702)	(1,355,178)	(88,356)

Total expenses after fees waived and/or reimbursed and paid indirectly	3,879,542	10,349,649	6,008,862	3,712,312

Net investment income (loss)	655,319	20,773,524	(2,924,164)	8,349,272

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	27,352,423	43,431,253	70,235,655	6,930,616
Investments — affiliated	1	—	(842)	—
Foreign currency transactions	(4,179)	319,704	(11,769)	(92,102)
Payment from affiliate	—	—	—	—
Options written	(4,052,692)	(1,950,043)	(4,479,530)	(250,333)

	23,295,553	41,800,914	65,743,514	6,588,181

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,420,630)	(227,844,890)	(58,583,503)	(30,538,052)
Investments — affiliated	7	10	2	—
Foreign currency translations	(1,186)	(10,270)	(583)	(12,398)
Options written	912,695	12,466,021	980,623	463,238

	(1,509,114)	(215,389,129)	(57,603,461)	(30,087,212)

Net realized and unrealized gain (loss)	21,786,439	(173,588,215)	8,140,053	(23,499,031)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,441,758	$(152,814,691)	$5,215,889	$(15,149,759)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Changes in Net Assets

	BGR		CII
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,403,497	$12,016,029	$7,566,999	$6,643,909
Net realized gain	4,084,438	240,009	35,126,726	10,582,824
Net change in unrealized appreciation (depreciation)	(98,385,944)	(484,738)	(83,178,025)	119,853,112

Net increase (decrease) in net assets resulting from operations	(85,898,009)	11,771,300	(40,484,300)	137,079,845

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(8,135,490)	(12,093,542)	(19,927,105)	(6,682,172)
From return of capital	(19,637,853)	(15,679,802)	(23,911,918)	(37,156,851)

Decrease in net assets resulting from distributions to shareholders	(27,773,343)	(27,773,344)	(43,839,023)	(43,839,023)

NET ASSETS(b)
Total increase (decrease) in net assets	(113,671,352)	(16,002,044)	(84,323,323)	93,240,822
Beginning of year	471,061,926	487,063,970	758,400,269	665,159,447

End of year	$357,390,574	$471,061,926	$674,076,946	$758,400,269

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BDJ		BOE
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$33,747,656	$30,942,206	$21,234,142	$11,728,245
Net realized gain	131,492,050	191,391,199	384,068	188,939,188
Net change in unrealized appreciation (depreciation)	(290,361,539)	22,107,356	(112,910,961)	(54,178,546)

Net increase (decrease) in net assets resulting from operations	(125,121,833)	244,440,761	(91,292,751)	146,488,887

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(105,098,764)	(105,360,386)	(56,899,700)	(157,730,436)
From return of capital	—	—	(1,381,549)	—
Decrease in net assets resulting from distributions to shareholders	(105,098,764)	(105,360,386)	(58,281,249)	(157,730,436)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(12,272,105)	(7,051,296)	(7,428,758)

NET ASSETS(b)
Total increase (decrease) in net assets	(230,220,597)	126,808,270	(156,625,296)	(18,670,307)
Beginning of year	1,868,457,105	1,741,648,835	911,226,857	929,897,164

End of year	$1,638,236,508	$1,868,457,105	$754,601,561	$911,226,857

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets  (continued)

	BGY		BME
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,248,886	$9,657,720	$655,319	$184,052
Net realized gain	85,049,308	20,853,143	23,295,553	16,290,255
Net change in unrealized appreciation (depreciation)	(194,507,169)	104,149,768	(1,509,114)	43,865,227

Net increase (decrease) in net assets resulting from operations	(91,208,975)	134,660,631	22,441,758	60,339,534

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(48,308,022)	(9,780,974)	(22,690,477)	(19,381,806)
From return of capital	—	(40,102,438)	—	(2,234,310)
Decrease in net assets resulting from distributions to shareholders	(48,308,022)	(49,883,412)	(22,690,477)	(21,616,116)

CAPITAL SHARE TRANSACTIONS
Proceeds from the issuance of shares (including deferred offering costs)	—	—	19,980,202	20,787,792
Reinvestment of common distributions	—	—	1,085,098	1,653,765
Redemption of shares resulting from share repurchase program (including transaction costs)	(6,926,639)	(5,726,813)	—	—

Net increase in net assets derived from capital share transactions	(6,926,639)	(5,726,813)	21,065,300	22,441,557

NET ASSETS(b)
Total increase (decrease) in net assets	(146,443,636)	79,050,406	20,816,581	61,164,975
Beginning of year	769,678,086	690,627,680	331,858,397	270,693,422

End of year	$623,234,450	$769,678,086	$352,674,978	$331,858,397

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BCX(a)		BST
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,773,524	$19,831,605	$(2,924,164)	$(1,073,646)
Net realized gain	41,800,914	40,599,529	65,743,514	18,280,612
Net change in unrealized appreciation (depreciation)	(215,389,129)	71,294,123	(57,603,461)	182,129,520

Net increase (decrease) in net assets resulting from operations	(152,814,691)	131,725,257	5,215,889	199,336,486

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
From net investment income and net realized gain	(17,715,545)	(23,004,937)	(39,423,699)	(6,142,466)
From return of capital	(41,596,743)	(36,309,489)	—	(22,536,962)

Decrease in net assets resulting from distributions to shareholders	(59,312,288)	(59,314,426)	(39,423,699)	(28,679,428)

CAPITAL SHARE TRANSACTIONS
Proceeds from the issuance of shares (including deferred offering costs)	—	—	—	(2,799,570)
Reinvestment of common distributions	—	—	1,815,026	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(17,063,427)	(21,837,878)	—	—

Net decrease in net assets derived from capital share transactions	(17,063,427)	(21,837,878)	1,815,026	(2,799,570)

NET ASSETS(c)
Total increase (decrease) in net assets	(229,190,406)	50,572,953	(32,392,784)	167,857,488
Beginning of year	1,027,472,065	976,899,112	620,300,469	452,442,981

End of year	$798,281,659	$1,027,472,065	$587,907,685	$620,300,469

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	BUI
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,349,272	$9,484,921
Net realized gain	6,588,181	20,594,890
Net change in unrealized appreciation (depreciation)	(30,087,212)	23,259,316

Net increase (decrease) in net assets resulting from operations	(15,149,759)	53,339,127

DISTRIBUTIONS TO SHAREHOLDERS (a)(b)
From net investment income and net realized gain	(24,524,104)	(24,568,104)
From return of capital	(98,239)	—

Decrease in net assets resulting from distributions to shareholders	(24,622,343)	(24,568,104)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	928,907	708,672

NET ASSETS(b)
Total increase (decrease) in net assets	(38,843,195)	29,479,695
Beginning of year	357,776,457	328,296,762

End of year	$318,933,262	$357,776,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended December 31, 2018

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(85,898,009)	$(40,484,300)	$(125,121,833)	$(91,292,751)	$(91,208,975)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	171,601,891	242,568,042	729,991,418	286,591,506	476,163,578
Purchases of long-term investments	(145,174,257)	(194,539,187)	(617,126,603)	(232,972,642)	(420,602,594)
Net sales (purchases) of short-term securities	(1,136,131)	(11,646,380)	(39,558,869)	(6,583,922)	(20,416,244)
Premiums received from options written	28,131,515	67,945,813	159,250,256	53,306,284	41,899,588
Premiums paid on closing options written	(33,647,521)	(67,802,100)	(161,054,284)	(54,630,511)	(39,605,509)
Net realized gain (loss) on investments and options written	(4,141,591)	(34,960,385)	(131,402,132)	173,573	(84,850,416)
Net unrealized depreciation on investments, options written and foreign currency translations	98,379,697	83,178,025	290,358,294	112,841,720	194,427,863

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(4,970)	(9,656)	(76,789)	25,901	3,871
Dividends	(228,741)	(254,558)	119,694	(106,322)	(843,148)
Prepaid expenses	14,129	24,911	50,084	30,308	23,798

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(76,682)	(47,189)	(130,181)	(182,470)	(99,204)
Other affiliates	—	(76,934)	—	—	—
Deferred foreign capital gain tax	—	—	—	(12,332)	(116,814)
Trustees’ and Officer’s	(66,975)	(7,519)	(104,936)	(102,735)	(87,412)
Other accrued expenses	(1,569)	(57,908)	(64,202)	(68,883)	(81,781)

Net cash provided by operating activities	27,750,786	43,830,675	105,129,917	67,016,724	54,606,601

CASH (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	—	—	(5,965,980)	(6,259,755)
Cash dividends paid to Common Shareholders	(27,769,421)	(43,860,530)	(105,103,264)	(61,350,010)	(48,337,227)
Increase in bank overdraft	11,259	—	—	—	—

Net cash used for financing activities	(27,758,162)	(43,860,530)	(105,103,264)	(67,315,990)	(54,596,982)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(18)	$—	$(92)	$(1,980)	$(1,132)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(7,394)	(29,855)	26,561	(301,246)	8,487
Restricted and unrestricted cash and foreign currency at value at beginning of year	13,853	75,000	18,441	3,691,381	5,134,483

Restricted and unrestricted cash and foreign currency at value at end of year	$6,459	$45,145	$45,002	$3,390,135	$5,142,970

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

NON-CASH FINANCING ACTIVITIES AND FOREIGN CURRENCY
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	45,145	43,458	—	—
Cash pledged:
Collateral — options written	—	—	—	2,785,000	4,136,000
Collateral — OTC derivatives	—	—	—	—	201,000
Foreign currency at value	6,459	—	1,544	605,135	805,970

	$6,459	$45,145	$45,002	$3,390,135	$5,142,970

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	—	—	—	20,583
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	2,970,000	2,350,000
Collateral — OTC derivatives	—	75,000	16,000	20,000	2,118,000
Foreign currency at value	13,853	—	2,441	701,381	645,900

	$13,853	$75,000	$18,441	$3,691,381	$5,134,483

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Cash Flows  (continued)

Year Ended December 31, 2018

	BME	BCX (a)	BST	BUI

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$22,441,758	$(152,814,691)	$5,215,889	$(15,149,759)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	143,471,951	682,143,625	399,637,873	112,519,900
Purchases of long-term investments	(126,851,914)	(627,902,668)	(357,980,027)	(94,003,140)
Net proceeds from sales (purchases) of short-term securities	(11,549,866)	2,715,884	1,743,983	(3,420,968)
Premiums received from options written	24,217,348	68,298,149	72,847,560	16,405,866
Premiums paid on closing options written	(27,946,066)	(69,794,912)	(73,282,407)	(16,083,059)
Net realized gain (loss) on investments and options written	(23,014,330)	(41,391,019)	(67,674,682)	(6,731,008)
Net unrealized depreciation on investments, options written and foreign currency translations	1,507,928	215,375,441	57,602,878	30,074,814

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(33,651)	(20,578)	(15,119)	(5,798)
Dividends	(63,099)	247,622	70,233	642
Prepaid expenses	10,177	30,783	19,266	18,644
Securities lending income — affiliated	540	(1,763)	33,595	—
Deferred offering costs	8,455	—	—	—

Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	(116,225)	(211,358)	(1,786,946)	—
Payables:
Investment advisory fees	21,902	(156,191)	(16,192)	(28,775)
Trustees’ and Officer’s	(1,379)	(59,670)	3,222	(507)
Other accrued expenses	(53,173)	(61,192)	(2,329)	(30,087)

Net cash provided by operating activities	2,050,356	76,397,462	36,416,797	23,566,765

CASH (USED FOR) FINANCING ACTIVITIES
Proceeds from issuance of Common Shares	19,540,372	—	—	—
Payments on redemption of Common Shares	—	(16,940,963)	—	—
Payments for offering costs	24,000	—	—	—
Cash dividends paid to Common Shareholders	(21,605,379)	(59,317,390)	(37,754,053)	(23,693,436)
Increase (decrease) in bank overdraft	(10,013)	—	—	126,671

Net cash used for financing activities	(2,051,020)	(76,258,353)	(37,754,053)	(23,566,765)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(7)	$39	$(98)	$(3)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(671)	139,148	(1,337,354)	(3)
Restricted and unrestricted cash and foreign currency at value at beginning of year	959	106,149	2,520,651	60

Restricted and unrestricted cash and foreign currency at value at end of year	$288	$245,297	$1,183,297	$57

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

NON-CASH FINANCING ACTIVITIES AND FOREIGN CURRENCY
Capital shares issued in reinvestment of distributions paid to Common Shareholders	1,085,098	—	1,815,026	928,907

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	43,980	21,377	—
Cash pledged:
Collateral — OTC derivatives	—	—	1,160,000	—
Foreign currency at value	288	201,317	1,920	57

	$288	$245,297	$1,183,297	$57

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	94,925	—	—
Cash pledged:
Collateral — OTC derivatives	—	—	2,520,000	—
Foreign currency at value	959	11,224	651	60

	$959	$106,149	$2,520,651	$60

(a)	Consolidated Statement of Cash Flows

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BGR

	Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017		2016	2015

Net asset value, beginning of period	$15.79	$16.33		$14.05	$21.15	$24.90		$30.12

Net investment income(a)	0.28	0.40	(b)	0.27	0.29	0.07		0.25
Net realized and unrealized gain (loss)	(3.16)	(0.01)		3.01	(5.89)	(2.41)		(1.21)

Net increase (decrease) from investment operations	(2.88)	0.39		3.28	(5.60)	(2.34)		(0.96)

Distributions(c)
From net investment income	(0.27)	(0.40)		(0.27)	(0.29)	(0.47)		(0.44)
From net realized gain	—	—		—	—	(0.94)		(3.82)
From return of capital	(0.66)	(0.53)		(0.73)	(1.21)	—		—

Total distributions	(0.93)	(0.93)		(1.00)	(1.50)	(1.41)		(4.26)

Net asset value, end of period	$11.98	$15.79		$16.33	$14.05	$21.15		$24.90

Market price, end of period	$10.45	$14.18		$14.44	$12.53	$19.95		$23.78

Total Return(d)
Based on net asset value	(18.84)%	3.49%		25.07%	(27.47)%	(9.06	)%(e)	(2.36)%

Based on market price	(21.16)%	5.11%		24.01%	(31.42)%	(10.18	)%(e)	4.73%

Ratios to Average Net Assets
Total expenses	1.29%	1.31%		1.31%	1.29%	1.30	%(f)	1.26%

Total expenses after fees waived and/or reimbursed	1.14%	1.18%		1.24%	1.26%	1.26	%(f)	1.26%

Net investment income	1.87%	2.69	%(b)	1.80%	1.60%	1.82	%(f)	0.89%

Supplemental Data
Net assets, end of period (000)	$357,391	$471,062		$487,064	$418,981	$629,603		$741,109

Portfolio turnover rate	32%	24%		33%	56%	4%		85%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	CII

	Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$17.19	$15.08	$15.11	$15.67	$15.47		$15.31

Net investment income(a)	0.17	0.15	0.13	0.11	0.04		0.55
Net realized and unrealized gain (loss)	(1.09)	2.95	0.99	0.53	0.36		0.91

Net increase (decrease) from investment operations	(0.92)	3.10	1.12	0.64	0.40		1.46

Distributions(b)
From net investment income	(0.45)	(0.15)	(0.13)	(0.14)	(0.10)		(0.65)
From net realized gain	—	—	(0.04)	(1.06)	—		—
From return of capital	(0.54)	(0.84)	(0.98)	—	(0.10)		(0.65)

Total distributions	(0.99)	(0.99)	(1.15)	(1.20)	(0.20)		(1.30)

Net asset value, end of period	$15.28	$17.19	$15.08	$15.11	$15.67		$15.47

Market price, end of period	$14.08	$16.38	$13.71	$14.14	$13.97		$14.89

Total Return(c)
Based on net asset value	(5.44)%	21.69%	8.66%	4.66%	2.69	%(d)	10.49%

Based on market price	(8.56)%	27.54%	5.56%	9.86%	(4.88	)%(d)	20.43%

Ratios to Average Net Assets
Total expenses	0.90%	0.93%	0.95%	0.94%	0.99	%(e)	0.93%

Total expenses after fees waived and/or reimbursed	0.90%	0.93%	0.95%	0.94%	0.95	%(e)	0.93%

Net investment income	1.00%	0.94%	0.89%	0.71%	1.42	%(e)	3.56%

Supplemental Data
Net assets, end of period (000)	$674,077	$758,400	$665,159	$666,492	$691,380		$682,485

Portfolio turnover rate	27%	32%	54%	133%	2%		80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BDJ

	Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018		2017	2016	2015

Net asset value, beginning of period	$9.96		$9.22	$8.70	$9.24	$9.19		$8.88

Net investment income(a)	0.18	(b)	0.16	0.17	0.17	0.04		0.16
Net realized and unrealized gain (loss)	(0.84)		1.14	0.91	(0.15)	0.10		0.76

Net increase (decrease) from investment operations	(0.66)		1.30	1.08	0.02	0.14		0.92

Distributions(c)
From net investment income	(0.56)		(0.17)	(0.17)	(0.17)	(0.03)		(0.17)
From net realized gain	—		(0.39)	—	—	—		—
From return of capital	—		—	(0.39)	(0.39)	(0.06)		(0.44)

Total distributions	(0.56)		(0.56)	(0.56)	(0.56)	(0.09)		(0.61)

Net asset value, end of period	$8.74		$9.96	$9.22	$8.70	$9.24		$9.19

Market price, end of period	$7.77		$9.23	$8.15	$7.61	$8.12		$8.35

Total Return(d)
Based on net asset value	(6.59)%		15.06%	13.90%	1.10%	1.69	%(e)	11.40%

Based on market price	(10.39)%		20.63%	15.11%	0.63%	(1.65	)%(e)	16.42%

Ratios to Average Net Assets
Total expenses	0.85%		0.86%	0.87%	0.86%	0.87	%(f)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.85%		0.86%	0.85%	0.85%	0.84	%(f)	0.86	%(g)

Net investment income	1.85	%(b)	1.73%	1.91%	1.85%	2.30	%(f)	1.81%

Supplemental Data
Net assets, end of period (000)	$1,638,237		$1,868,457	$1,741,649	$1,643,508	$1,747,070		$1,648,683

Portfolio turnover rate	34%		42%	33%	26%	0	%(h)	63%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.86% and 0.86%, respectively.

(h)	Amount is less than 0.5%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE

	Year Ended December 31,						Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017		2016	2015

Net asset value, beginning of period	$13.22	$13.38		$14.25	$15.27		$15.54		$16.68

Net investment income(a)	0.31	0.17		0.15	0.11		0.00	(b)	0.14
Net realized and unrealized gain (loss)	(1.61)	1.96		0.03	0.03		(0.07)		0.07

Net increase (decrease) from investment operations	(1.30)	2.13		0.18	0.14		(0.07)		0.21

Distributions(c)
From net investment income	(0.83)	(0.19)		(0.10)	(0.17)		—		(0.17)
In excess of net investment income(d)	—	—		—	(0.10)		—		(0.28)
From net realized gain	—	(2.10)		—	—		—		—
From return of capital	(0.02)	—		(0.95)	(0.89)		(0.20)		(0.90)

Total distributions	(0.85)	(2.29)		(1.05)	(1.16)		(0.20)		(1.35)

Net asset value, end of period	$11.07	$13.22		$13.38	$14.25		$15.27		$15.54

Market price, end of period	$9.37	$12.51		$11.57	$12.76		$13.13		$14.00

Total Return(e)
Based on net asset value	(9.63)%	17.22	%(f)	2.62%	1.81%		(0.27	)%(g)	2.10%

Based on market price	(19.16)%	28.28%		(0.90)%	6.03%		(4.82	)%(g)	4.09%

Ratios to Average Net Assets
Total expenses	1.08%	1.09	%(h)	1.10%	1.08	%(h)	1.10	%(i)	1.08%

Total expenses after fees waived and/or reimbursed	0.94%	1.02	%(h)	1.05%	1.05	%(h)	1.07	%(i)	1.08%

Net investment income	2.52%	1.20	%(h)	1.15%	0.73	%(h)	0.00	%(i)(j)	0.83%

Supplemental Data
Net assets, end of period (000)	$754,602	$911,227		$929,897	$990,318		$1,060,687		$1,079,862

Portfolio turnover rate	28%	133%		64%	72%		16%		150%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Annualized.
(j)	Amount is less than 0.005%.

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY

	Year Ended December 31,						Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018		2017		2016	2015

Net asset value, beginning of period	$7.06		$6.28		$6.95	$7.61	$7.89		$9.05

Net investment income (loss)(a)	0.17	(b)	0.09		0.09	0.08	(0.00	) (c)	0.10
Net realized and unrealized gain (loss)	(1.00)		1.15		(0.24)	(0.15)	(0.17)		(0.53)

Net increase (decrease) from investment operations	(0.83)		1.24		(0.15)	(0.07)	(0.17)		(0.43)

Distributions(d)
From net investment income	(0.44)		(0.09)		(0.07)	(0.11)	—		(0.13)
In excess of net investment income(e)	—		—		—	—	—		(0.08)
From return of capital	—		(0.37)		(0.45)	(0.48)	(0.11)		(0.52)

Total distributions	(0.44)		(0.46)		(0.52)	(0.59)	(0.11)		(0.73)

Net asset value, end of period	$5.79		$7.06		$6.28	$6.95	$7.61		$7.89

Market price, end of period	$4.98		$6.52		$5.51	$6.24	$6.74		$7.26

Total Return(f)
Based on net asset value	(11.48)%		20.88	%(g)	(1.12)%	(0.47)%	(2.10	)%(h)	(4.49)%

Based on market price	(17.55)%		27.23%		(3.37)%	0.90%	(5.77	)%(h)	(2.29)%

Ratios to Average Net Assets
Total expenses(i)	1.09%		1.12%		1.12%	1.09%	1.12	%(j)	1.10%

Total expenses after fees waived and/or reimbursed(i)	0.99%		1.02%		1.02%	1.01%	1.03	%(j)	1.05%

Net investment income (loss)(i)	2.59	%(b)	1.31%		1.41%	1.09%	(0.13	)%(j)	1.17%

Supplemental Data
Net assets, end of period (000)	$623,234		$769,678		$690,628	$764,154	$836,552		$867,986

Portfolio turnover rate	60%		90%		74%	67%	14%		195%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Taxable distribution.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Aggregate total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31				Period from 11/01/14 to 12/31/14	Year Ended October 31, 2014
	2018	2017	2016	2015
Investments in underlying funds	—	0.02%	0.01%	0.01%	—	—

(j)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME

	Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017	2016		2015

Net asset value, beginning of period	$35.69	$31.30	$36.19		$38.61	$40.22		$34.92

Net investment income (loss)(a)	0.07	0.02	0.02		(0.06)	(0.01)		(0.00	)(b)
Net realized and unrealized gain (loss)	2.51	6.77	(1.91)		4.34	1.10		9.14

Net increase (decrease) from investment operations	2.58	6.79	(1.89)		4.28	1.09		9.14

Distributions(c)
From net investment income	(2.40)	(0.04)	(0.03)		(0.63)	(0.01)		(0.10)
From net realized gain	—	(2.11)	(2.97)		(6.07)	(2.69)		(3.74)
From return of capital	—	(0.25)	—		—	—		—

Total distributions	(2.40)	(2.40)	(3.00)		(6.70)	(2.70)		(3.84)

Net asset value, end of period	$35.87	$35.69	$31.30		$36.19	$38.61		$40.22

Market price, end of period	$36.45	$36.50	$31.75		$39.35	$42.70		$41.37

Total Return(d)
Based on net asset value	7.26%	22.17%	(5.36)%		10.70%	2.38	%(e)	28.00%

Based on market price	6.57%	23.17%	(11.71)%		8.87%	10.07	%(e)	36.99%

Ratios to Average Net Assets(f)
Total expenses	1.11%	1.12%	1.15	%(g)	1.13%	1.16	%(h)	1.11%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.11%	1.12%	1.14%		1.12%	1.11	%(h)	1.11%

Net investment income (loss)	0.19%	0.06%	0.07%		(0.14)%	(0.10	)%(h)	(0.01)%

Supplemental Data
Net assets, end of period (000)	$352,675	$331,858	$270,693		$297,530	$303,103		$313,933

Portfolio turnover rate	37%	38%	59%		68%	6%		74%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31				Period from 11/01/14 to 12/31/14	Year Ended October 31, 2014
	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	—%	—%	—%

(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.
(h)	Annualized.

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX

	Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017		2016	2015

Net asset value, beginning of period	$10.64	$9.86		$8.35	$11.67	$12.50		$13.54

Net investment income(a)	0.22	0.20	(b)	0.14	0.25	0.04		0.23
Net realized and unrealized gain (loss)	(1.80)	1.19		1.95	(2.76)	(0.72)		(0.27)

Net increase (decrease) from investment operations	(1.58)	1.39		2.09	(2.51)	(0.68)		(0.04)

Distributions(c)
From net investment income	(0.19)	(0.24)		(0.15)	(0.25)	(0.02)		(0.31)
From return of capital	(0.43)	(0.37)		(0.43)	(0.56)	(0.13)		(0.69)

Total distributions	(0.62)	(0.61)		(0.58)	(0.81)	(0.15)		(1.00)

Net asset value, end of period	$8.44	$10.64		$9.86	$8.35	$11.67		$12.50

Market price, end of period	$7.06	$9.77		$8.27	$7.11	$9.71		$10.78

Total Return(d)
Based on net asset value	(14.90)%	15.60%		27.41%	(21.31)%	(5.20	)%(e)	0.61%

Based on market price	(22.47)%	26.55%		25.50%	(19.47)%	(8.53	)%(e)	0.58%

Ratios to Average Net Assets
Total expenses	1.08%	1.08%		1.08%	1.07%	1.15	%(f)	1.35	%(g)

Total expenses after fees waived and/or reimbursed	1.08%	1.08%		1.08%	1.07%	1.04	%(f)	1.06	%(g)

Net investment income	2.17%	2.06	%(b)	1.61%	2.43%	2.01	%(f)	1.70	%(g)

Supplemental Data
Net assets, end of period (000)	$798,282	$1,027,472		$976,899	$827,040	$1,156,499		$582,220

Portfolio turnover rate	66%	73%		101%	74%	2%		62%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.06%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST

	Year Ended December 31,				Period from October 30, 2014 (a) to December 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$27.73	$20.10	$19.70	$19.43	$19.10	(b)

Net investment income (loss)(c)	(0.13)	(0.05)	0.00 (d)	0.03	(0.01)
Net realized and unrealized gain	0.37	8.96	1.60	1.44	0.48

Net increase (decrease) from investment operations	0.24	8.91	1.60	1.47	0.47

Distributions(e)
From net investment income	(1.68)	(0.05)	—	(0.03)	(0.00	)(f)
From net realized gain	(0.08)	(0.22)	—	(0.01)	—
From return of capital	—	(1.01)	(1.20)	(1.16)	(0.10)

Total distributions	(1.76)	(1.28)	(1.20)	(1.20)	(0.10)

Capital changes with respect to issuance of Common Shares	—	—	—	—	(0.04)

Net asset value, end of period	$26.21	$27.73	$20.10	$19.70	$19.43

Market price, end of period	$27.48	$26.69	$17.94	$17.31	$17.59

Total Return(g)
Based on net asset value	0.24%	45.73%	9.36%	8.61%	2.31	%(h)

Based on market price	9.18%	57.15%	11.08%	5.36%	(11.55	)%(h)

Ratios to Average Net Assets
Total expenses	1.09%	1.09%	1.10%	1.12%	1.19	%(i)

Total expenses after fees waived and/or reimbursed	0.89%	0.89%	0.90%	0.92%	0.97	%(i)

Net investment income (loss)	(0.43)%	(0.19)%	0.02%	0.15%	(0.24	)%(i)

Supplemental Data
Net assets, end of period (000)	$587,908	$620,300	$452,443	$443,477	$437,380

Portfolio turnover rate	53%	41%	74%	91%	7%

(a)	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
(c)	Based on average shares outstanding.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Amount is greater than $(0.005) per share.
(g)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(h)	Aggregate total return.
(i)	Annualized.

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI

	Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$21.12	$19.42	$19.50	$22.47	$22.40		$20.78

Net investment income(a)	0.49	0.56	0.56	0.47	0.11		0.51
Net realized and unrealized gain (loss)	(1.39)	2.59	0.81	(1.99)	0.20		2.68

Net increase (decrease) from investment operations	(0.90)	3.15	1.37	(1.52)	0.31		3.19

Distributions(b)
From net investment income	(1.44)	(0.47)	(0.49)	(0.42)	(0.10)		(0.51)
From net realized gain	—	(0.98)	(0.53)	(0.54)	—		(0.37)
From return of capital	(0.01)	—	(0.43)	(0.49)	(0.14)		(0.69)

Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(0.24)		(1.57)

Net asset value, end of period	$18.77	$21.12	$19.42	$19.50	$22.47		$22.40

Market price, end of period	$19.76	$21.62	$18.41	$16.78	$20.74		$20.02

Total Return(c)
Based on net asset value	(4.40)%	16.62%	7.57%	(6.09)%	1.50	%(d)	16.94%

Based on market price	(1.68)%	25.93%	18.50%	(12.45)%	4.82	%(d)	18.29%

Ratios to Average Net Assets
Total expenses	1.12%	1.11%	1.13%	1.11%	1.17	%(e)	1.10%

Total expenses after fees waived and/or reimbursed	1.09%	1.09%	1.13%	1.11%	1.11	%(e)	1.10%

Net investment income	2.46%	2.70%	2.83%	2.24%	2.83	%(e)	2.36%

Supplemental Data
Net assets, end of period (000)	$318,933	$357,776	$328,297	$329,747	$379,830		$378,762

Portfolio turnover rate	28%	31%	8%	20%	2%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2018, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ level distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of BME, BCX and BST were valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BME
Barclays Bank PLC	$364	$(364)	$—
Societe Generale	4,128	(4,128)	—

	$4,492	$(4,492)	$—

BCX
Goldman Sachs & Co.	$217,995	$(217,995)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	11	(11)	—
Morgan Stanley & Co. LLC	4	(4)	—

	$218,010	$(218,010)	$—

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BST
Credit Suisse Securities (USA) LLC	$1,302,857	$(1,302,857)	$—
Goldman Sachs & Co.	35,159	(35,159)	—
Jefferies & Co.	291,443	(291,443)	—

	$1,629,459	$(1,629,459)	$—

(a)

Cash collateral with a value of $4,675, $273,985 and $1,710,283 for BME, BCX and BST, respectively, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80
BOE	1.00
BME	1.00

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00
BUI	1.00

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in its Subsidiary) and the average daily value of the net assets of its Subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in its Subsidiary).

For such services, BST pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2018 amounted to $40,417.

Expense Limitations, Waivers, and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15	December 31, 2019
	0.10	December 31, 2020
	0.05	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets, except BUI, which is average daily net assets, as follows:

BGR	0.150%
BOE	0.175
BUI	0.025

Prior to July 1, 2018, the waiver as a percentage of BOE’s average weekly net assets was 0.100%.

With respect to BGY, the Manager has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of BGY’s average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$674,042
BOE	1,150,975
BGY	705,229
BST	1,348,548
BUI	84,951

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Amount Waived
BGR	$3,178
CII	3,200
BDJ	9,782
BOE	4,368
BGY	4,484
BME	8,521
BCX	7,702
BST	6,630
BUI	3,405

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, each Trust paid BIM the following amounts for securities lending agent services:

CII	$3,425
BDJ	205
BME	439
BCX	4,097
BST	39,750

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2018, BGY received reimbursements of $243,859 respectively, from an affiliate, which is shown as payments from affiliates in the Statements of Operations, related to the reimbursement of transaction costs.

During the year ended December 31, 2018, BDJ received a reimbursement of $6,782 from an affiliate, which is included in payments from affiliates in the Statements of Operations, related to operating event.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
BDJ	$3,832,651	$—	$—

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$145,163,340	$171,586,992
CII	205,453,856	242,565,466
BDJ	617,765,771	730,433,942
BOE	232,965,788	286,591,506
BGY	420,602,594	476,163,578
BME	127,775,053	143,471,689
BCX	627,875,497	682,129,410
BST	357,940,930	399,610,510
BUI	94,003,140	112,335,571

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses and non-deductible expenses were reclassified to the following accounts:

	BME	BST
Paid-in capital	$(6,818)	$(3,585,363)
Accumulated earnings (loss)	6,818	3,585,363

The tax character of distributions paid was as follows:

	BGR	CII	BDJ	BOE	BGY
Ordinary income
12/31/18	$8,135,490	$7,552,897	$33,730,833	$22,660,720	$17,828,120
12/31/17	12,093,542	6,682,172	31,328,211	59,729,859	9,780,974
Long-term capital gains
12/31/18	—	12,374,208	71,367,931	34,238,980	30,479,902
12/31/17	—	—	74,032,175	98,000,577	—
Return of capital
12/31/18	19,637,853	23,911,918	—	1,381,549	—
12/31/17	15,679,802	37,156,851	—	—	40,102,438

Total
12/31/18	$27,773,343	$43,839,023	$105,098,764	$58,281,249	$48,308,022

12/31/17	$27,773,344	$43,839,023	$105,360,386	$157,730,436	$49,883,412

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (continued)

	BME	BCX	BST	BUI
Ordinary income
12/31/18	$692,439	$17,715,545	$—	$12,194,916
12/31/17	806,387	23,004,937	1,173,241	7,954,054
Long-term capital gains
12/31/18	21,998,038	—	39,423,699	12,329,188
12/31/17	18,575,419	—	4,969,225	16,614,050
Return of capital
12/31/18	—	41,596,743	—	98,239
12/31/17	2,234,310	36,309,489	22,536,962	—

Total
12/31/18	$22,690,477	$59,312,288	$39,423,699	$24,622,343

12/31/17	$21,616,116	$59,314,426	$28,679,428	$24,568,104

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BGY
Undistributed ordinary income	$—	$—	$7,867,987	$—	$—
Undistributed long-term capital gains	—	—	118,011,126	—	19,966,623
Capital loss carryforwards	(158,185,500)	—	—	—	—
Net unrealized gains (losses)(a)	(64,281,664)	96,407,527	191,728,441	(66,456,883)	(70,054,592)
Qualified late-year losses(b)	(49,966)	(2,329)	—	(1,930,596)	—

	$(222,517,130)	$96,405,198	$317,607,554	$(68,387,479)	$(50,087,969)

		BME	BCX	BST	BUI
Undistributed long-term capital gains		$733,900	$—	$25,156,910	$—
Capital loss carryforwards		—	(402,068,922)	—	—
Net unrealized gains (losses)(a)		98,966,025	(22,273,952)	216,499,136	41,808,238
Qualified late-year losses(b)		—	—	—	(5,338,746)

		$99,699,925	$(424,342,874)	$241,656,046	$36,469,492

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, and the deferral of compensation to Trustees.

(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of December 31, 2018, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

	BGR	BCX
No expiration date	$158,185,500	$402,068,922

During the year ended December 31, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	CII	BGY	BCX
Amount utilized	$21,333,622	$31,492,776	$35,311,282

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$423,753,041	$595,206,760	$1,464,170,568	$822,066,187	$690,017,339

Gross unrealized appreciation	$13,590,781	$125,123,694	$323,491,923	$43,678,566	$26,935,033
Gross unrealized depreciation	(75,953,950)	(27,121,507)	(126,073,152)	(107,795,508)	(94,136,526)

Net unrealized appreciation (depreciation)	$(62,363,169)	$98,002,187	$197,418,771	$(64,116,942)	$(67,201,493)

		BME	BCX	BST	BUI
Tax cost		$254,825,980	$823,186,273	$375,956,779	$268,239,023

Gross unrealized appreciation		$110,808,092	$92,071,856	$239,356,067	$63,622,500
Gross unrealized depreciation		(9,942,309)	(108,134,757)	(18,422,511)	(10,867,950)

Net unrealized appreciation (depreciation)		$100,865,783	$(16,062,901)	$220,933,556	$52,754,550

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Financials	BDJ
Health Care	BME
Information Technology	BST
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invests a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust’s concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BGY, BOE, and BCX invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of the Trusts’ investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended
	12/31/18	12/31/17
BME	504,770	601,804

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
	12/31/18	12/31/17
BME	28,688	47,676
BST	60,353	—
BUI	46,552	33,776

For the year ended December 31, 2018, for BGR, CII, and BDJ and December 31, 2017, for BGR, and CII, shares issued and outstanding remained constant.

On June 9, 2016, BME filed a final prospectus with the SEC allowing it to issue an additional 2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 1,029,718 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by BME in connection with its shelf offering are recorded “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). Under the program, the Trusts were permitted to repurchase up to 5% of its outstanding common shares from December 1, 2017 through November 30, 2018, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, the Trusts announced a continuation of the Repurchase Program. Commencing on December 1, 2018, the Trusts may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in the Trusts’ Statements of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

BDJ	Shares	Amount
December 31, 2018	—	$—
December 31, 2017	1,435,917	12,272,105

BOE	Shares	Amount
December 31, 2018	728,069	$7,051,296
December 31, 2017	571,366	7,428,758

BGY	Shares	Amount
December 31, 2018	1,342,421	$6,926,639
December 31, 2017	940,260	5,726,813

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BCX	Shares	Amount
December 31, 2018	2,000,565	$17,063,427
December 31, 2017	2,514,091	21,837,878

BST	Shares	Amount
December 31, 2018	—	$—
December 31, 2017	136,367	2,799,570

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Net Investment Income	Net Realized Gain	Return of Capital
BGR	$12,093,542	$—	$15,679,802
CII	6,682,172	—	37,156,851
BDJ	31,328,211	74,032,175	—
BOE	12,416,010	145,314,426	—
BGY	9,780,974	—	40,102,438
BME	355,707	19,026,099	2,234,310
BCX	23,004,937	—	36,309,489
BST	1,173,241	4,969,225	22,536,962
BUI	7,954,054	16,614,050	—

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
BGR	$(729,389)
CII	(189,571)
BDJ	(970,285)
BOE	(732,747)
BGY	(642,554)
BME	(61,330)
BCX	(3,674,326)
BST	(1,852,285)
BUI	3,097,658

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.077600	$0.077600
CII	0.082800	0.082800
BDJ	0.046700	0.046700
BOE	0.063000	0.063000
BGY	0.033800	0.033800
BME	0.200000	0.200000
BCX	0.051600	0.051600
BST	0.150000	0.150000
BUI	0.121000	0.121000

(a)	Net investment income dividend paid on January 31, 2019 to shareholders of record on January 15, 2019.
(b)	Net investment income dividend declared on February 1, 2019, payable to shareholders of record on February 15, 2019.

NOTES TO FINANCIAL STATEMENTS	127

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, and BlackRock Utilities, Infrastructure & Power Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Resources & Commodities Strategy Trust and subsidiary, including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Science and Technology Trust, and BlackRock Utilities, Infrastructure & Power Opportunities Trust, (collectively with BlackRock Resources & Commodities Strategy Trust, the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Utilities, Infrastructure & Power Opportunities Trust	For each of the four years in the period ended December 31, 2018, for the period from November 1, 2014 through December 31, 2014, and for the year ended October 31, 2014
BlackRock Science and Technology Trust	For each of the four years in the period ended December 31, 2018 and for the period from October 30, 2014 (commencement of operations) through December 31, 2014

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the distributions paid:

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals (a)	Dividends Qualifying for the Dividends Received Deduction for Corporations (a)	Short-Term Capital Gain Dividends for Non-U.S. Residents (b)	Foreign Source Income	Foreign Taxes Paid (c)
BGR	01/31/18 — 12/31/18	—%	70.71%	29.29%	19.24%	—%	—%	—%
CII	01/31/18 — 12/31/18	28.23	54.54	17.23	17.23	—	—	—
BDJ	01/31/18 — 07/31/18	100.00	—	—	—	—	—	—
	08/31/18	90.50	—	9.50	8.02	0.04	—	—
	09/31/18 — 12/31/18	6.09	—	93.91	78.05	0.41	—	—
BOE	01/31/18 — 06/30/18	100.00	—	—	—	—	—	—
	07/31/18	26.03	4.17	69.80	29.31	—	40.75	4.51
	08/31/18 — 12/31/18	3.96	5.41	90.63	38.06	—	52.91	5.86
BGY	01/31/18 — 12/31/18	62.55	—	37.45	1.28	—	37.49	4.15
BME	01/31/18 — 12/31/18	96.93	—	3.07	3.07	—	—	—
BCX	01/31/18 — 12/31/18	—	70.13	29.87	9.35	—	26.94	3.60
BST	01/31/18 — 12/31/18	100.00	—	—	—	—	—	—
BUI	01/31/18	100.00	—	—	—	—	—	—
	02/28/18	96.37	0.03	3.17	1.60	0.45	—	—
	03/31/18 — 12/31/18	40.46	0.48	52.04	26.28	7.35	—	—

(a)	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
(b)	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The foreign taxes paid represent taxes incurred by the fund on income received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

IMPORTANT TAX INFORMATION	129

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from each Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on each Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. Participants in BST that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	71 RICs consisting of 71 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	71 RICs consisting of 71 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	71 RICs consisting of 71 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 71 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	71 RICs consisting of 71 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	71 RICs consisting of 71 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 71 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	131

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 71 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 71 RICs consisting of 71 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International LTD.(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME.

TRUSTEE AND OFFICER INFORMATION	133

Additional Information

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Frank J. Fabozzi (a)		Robert Fairbairn (b)		Catherine A. Lynch (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	168,103,932	7,652,038	173,568,079	2,187,891	173,787,777	1,968,193	173,693,401	2,062,569
BGR	27,342,989	372,839	27,339,046	376,782	27,349,982	365,846	27,369,145	346,683
BOE	63,981,952	924,584	64,038,943	867,593	64,011,922	894,614	63,974,636	931,900
BME	8,386,414	178,525	8,407,706	157,233	8,437,822	127,117	8,436,583	128,356
BGY	101,925,346	1,204,835	101,968,411	1,161,770	101,954,236	1,175,945	101,924,950	1,205,231
BCX	87,875,471	1,695,256	88,115,332	1,455,395	88,133,278	1,437,449	87,985,923	1,584,804
BUI	15,385,726	309,882	15,398,351	297,257	15,392,505	303,103	15,373,175	322,433
BST	20,874,276	367,818	20,858,996	383,098	20,909,521	332,573	20,907,246	334,848

(a)	Class II Trustee.
(b)	Class III Trustee.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

The adjourned Annual Meeting of Shareholders was held on August 27, 2018 for shareholders of record on May 31, 2018, to elect director nominees for BlackRock Enhanced Capital and Income Fund, Inc. There were no broker non-votes with regard to the Fund.

Shareholders elected the Class II Directors & Class III Director as follows:

	Robert Fairbairn (a)		R. Glenn Hubbard (b)		W. Carl Kester (b)		John M. Perlowski (b)		Karen P. Robards (b)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
CII	40,306,480	1,622,889	40,337,202	1,592,167	40,380,971	1,548,398	40,398,323	1,531,046	40,447,283	1,482,086

(a)	Class III Trustee.
(b)	Class II Trustee.

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, and Catherine A. Lynch.

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s Statement of Additional Information includes additional information about its Board and is available without charge upon request by calling 1-800-882-0052.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

None of the Trusts, other than BME, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts” Common Shares and is not a solicitation of an offer to buy these Trusts” Common Shares. If any of the Trusts other than BME file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing.

BME has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

ADDITIONAL INFORMATION	135

Additional Information  (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	137

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Utilities, Infrastructure & Power Opportunities Trust	$51,102	$51,107	$0	$7,500	$18,900	$15,147	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Utilities, Infrastructure & Power Opportunities Trust	$18,900	$22,647

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock and Alastair Bishop, Managing Director at BlackRock. Messrs. McClements, Accettella and Bishop are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of the Fund’s portfolio management team since 2011. Mr. Bishop has been a member of the Fund’s portfolio management team since 2017.

Portfolio Manager	Biography
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Alastair Bishop	Managing Director of BlackRock since 2019, Director of BlackRock from 2010 to 2018.

(a)(2) As of December 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle G. McClements, CFA	12	11	1	0	0	0
	$21.55 Billion	$7.84 Billion	$428.1 Million	$0	$0	$0
Christopher Accettella	11	11	1	0	0	0
	$21.43 Billion	$7.99 Billion	$428.1 Million	$0	$0	$0
Alastair Bishop	7	10	2	0	0	0
	$2.31 Billion	$2.45 Billion	$0.08 Million	$0	$0	$0

(iv)   Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Bishop may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Bishop may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation - Mr. Bishop

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to this portfolio manager, such benchmarks for the Fund and other accounts are: S&P Global Clean Energy Index; MSCI 10/40 DW Energy (Net); S&P Global Natural Resources Index; MSCI World SMID Energy Index total return (net); BGR Option Overwriting Strategy Composite Index (NEW); MSCI World Energy Net Daily TR Index; SNP Glob Infrastr Utilities Option Overwrite

Strategy Composite Index - 3; S&P North American Natural Resources Sector Index; E_GMO Historical Performance Shell; BCX Overwrite Benchmark Strategy Index (BX3); FTSE Gold Mining Index - expressed in AUD; S&P Global Natural Resources Index - In GBP; 50% HSBCMINGBP / 50% MSW_NTGBP Index, in GBP; S&P Global Natural Resources Net Return; E_GF Historical Performance Shell; FTSE Gold Mines Index (Gross Total Return); LIBOR 3 Month Index; Euromoney Global Mining Index (Close); Euromoney Mining Index - expressed in GBP; NYSE Arca Gold Miners Index EUR Net Total Return; FTSE Gold Mining Index (GBP); Euromoney Global Mining Constrained Weights Index (Open) Net; Euromoney Global Mining Index Total Return; Bloomberg Commodity Index Total Return; DAX Global Agribusiness Index in USD.

Discretionary Incentive Compensation - Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Accettella and McClements are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Bishop is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2018

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle McClements, CFA	$10,001 - $50,000
Christopher Accettella	$10,001 - $50,000
Alastair Bishop	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1 – 31, 2018	N/A	N/A	N/A	846,712
August 1 – 31, 2018	N/A	N/A	N/A	846,712
September 1 – 30, 2018	N/A	N/A	N/A	846,712
October 1- 31, 2018	N/A	N/A	N/A	846,712
November 1 – 30, 2018	N/A	N/A	N/A	846,712
December 1 – 31, 2018	N/A	N/A	N/A	849,009
Total:	N/A	N/A	N/A	849,009

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2018. The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2018.

	BlackRock Utilities, Infrastructure & Power Opportunities Trust
(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Utilities, Infrastructure & Power Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Utilities, Infrastructure & Power Opportunities Trust

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Utilities, Infrastructure & Power Opportunities Trust

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Utilities, Infrastructure & Power Opportunities Trust

Date: March 8, 2019